                                                                    Exhibit 10.1



                                CREDIT AGREEMENT
                                ----------------

                                      AMONG

                      DAIRY MART CONVENIENCE STORES, INC.,

                                    THE BANKS
                        FROM TIME TO TIME PARTIES HERETO

                                       AND

                          CITIZENS BANK OF CONNECTICUT
                                    AS AGENT



                      $30,000,000 REVOLVING CREDIT FACILITY



                         DATED AS OF DECEMBER    , 1999

                                TABLE OF CONTENTS
                                -----------------

                                                                                                              PAGE
SECTION 1.  DEFINITIONS..........................................................................................1
     1.1      Defined Terms......................................................................................1
     1.2      Other Definitional Provisions.....................................................................18
     1.3      Change in Accounting Principles...................................................................18
SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS.....................................................................18
     2.1      Revolving Credit Commitments......................................................................18
     2.2      Designation of Interest Rates; LIBOR Interest Periods.............................................19
     2.3      Interest Rates and Payment Dates..................................................................19
     2.4      Procedure for Borrowing...........................................................................20
     2.5      Conversion and Continuation Options...............................................................21
     2.6      Minimum Amounts and Maximum Number of Tranches....................................................21
     2.7      Revolving Credit Notes............................................................................22
     2.8      Fees..............................................................................................22
     2.9      Termination or Reduction of Revolving Credit Commitments..........................................22
     2.10     Optional Prepayments..............................................................................22
     2.11     Mandatory Prepayments; Cash Collateralizations....................................................23
     2.12     Computation of Interest and Fees..................................................................23
     2.13     Inability to Determine Interest Rate..............................................................24
     2.14     Pro Rata Treatment and Payments...................................................................24
     2.15     Extension of Termination Date.....................................................................25
     2.16     Annual Clean-Down of Revolving Credit Loans.......................................................26
     2.17     Illegality........................................................................................26
     2.18     Requirements of Law...............................................................................26
     2.19     Taxes.............................................................................................27
     2.20     Indemnity.........................................................................................29
SECTION 3.  LETTERS OF CREDIT...................................................................................30
     3.1      L/C Commitment....................................................................................30
     3.2      Procedure for Issuance of Letters of Credit.......................................................30
     3.3      Fees, Commissions and Other Charges...............................................................31
     3.4      Reimbursement Obligation of the Company...........................................................32
     3.5      L/C Draws and Reimbursements......................................................................32
     3.6      Obligations Absolute..............................................................................33
     3.7      Letter of Credit Payments.........................................................................33
     3.8      Application.......................................................................................34
SECTION 4.  REPRESENTATIONS AND WARRANTIES......................................................................34
     4.1      Financial Condition...............................................................................34
     4.2      No Change.........................................................................................35
     4.3      Corporate Existence; Compliance with Law..........................................................35
          4.4 Corporate Power, Authorization; Enforceable Obligations ..........................................35





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

     4.5      No Legal Bar......................................................................................36
     4.6      No Material Litigation............................................................................36
     4.7      No Default........................................................................................36
     4.8      Ownership of Property; Liens......................................................................36
     4.9      Intellectual Property.............................................................................37
     4.10     No Burdensome Restrictions........................................................................37
     4.11     Taxes.............................................................................................37
     4.12     Federal Regulations...............................................................................37
     4.13     ERISA.............................................................................................37
     4.14     Investment Company Act; Other Regulations.........................................................38
     4.15     Subsidiaries......................................................................................38
     4.16     Purpose of Loans..................................................................................38
     4.17     Environmental Matters.............................................................................38
     4.18     Security Documents................................................................................39
     4.19     Company Senior Indebtedness.......................................................................40
SECTION 5.  CONDITIONS PRECEDENT................................................................................40
     5.1      Conditions to Initial Extension of Credit.........................................................40
     5.2      Conditions to Each Extension of Credit............................................................43
SECTION 6.  AFFIRMATIVE COVENANTS...............................................................................44
     6.1      Financial Statements..............................................................................44
     6.2      Certificates; Other Information...................................................................45
     6.3      Payment of Obligations............................................................................46
     6.4      Conduct of Business and Maintenance of Existence..................................................46
     6.5      Maintenance of Property; Insurance................................................................47
     6.6      Inspection of Property; Books and Records; Discussions............................................47
     6.7      Notices...........................................................................................47
     6.8      Environmental Laws................................................................................48
     6.9      Additional Designated Subsidiaries................................................................49
     6.10     Further Assurances................................................................................50
SECTION 7.  NEGATIVE COVENANTS..................................................................................50
     7.1      Financial Condition Covenants.....................................................................50
     7.2      Limitation on Indebtedness........................................................................51
     7.3      Limitation on Liens...............................................................................52
     7.4      Limitation on Guarantee Obligations...............................................................53
     7.5      Limitations on Fundamental Changes................................................................53
     7.6      Limitations on Sale of Assets.....................................................................54
     7.7      Limitation on Restricted Payments.................................................................54
     7.8      Limitation on Capital Expenditures................................................................55
     7.9      Limitation on Investments, Loans and Advances.....................................................55
     7.10     Limitation on Optional Payments and Modifications of Debt Instruments.............................57
     7.11     Transactions with Affiliates......................................................................57
     7.12     Sale and Leaseback................................................................................57
     7.13     Corporate Documents; Name/Location of Assets......................................................57
     7.14     Fiscal Year.......................................................................................58




     7.15     Limitation on Negative Pledge Clauses.............................................................58
SECTION 8.  EVENTS OF DEFAULT...................................................................................58
SECTION 9.  THE AGENT...........................................................................................62
     9.1      Appointment.......................................................................................62
     9.2      Delegation of Duties..............................................................................62
     9.3      Exculpatory Provisions............................................................................62
     9.4      Reliance by Agent.................................................................................63
     9.5      Notice of Default.................................................................................63
     9.6      Non-Reliance on Agent and Other Banks.............................................................63
     9.7      Indemnification...................................................................................64
     9.8      Agent in Its Individual Capacity..................................................................64
     9.9      Successor Agent...................................................................................64
SECTION 10.  MISCELLANEOUS......................................................................................65
     10.1     Amendments and Waivers............................................................................65
     10.2     Notices...........................................................................................65
     10.3     No Waiver; Cumulative Remedies....................................................................66
     10.4     Survival of Representations and Warranties........................................................67
     10.5     Payment of Expenses and Taxes.....................................................................67
     10.6     Successors and Assigns; Participations; Purchasing Banks..........................................68
     10.7     Adjustments; Set-off..............................................................................71
     10.8     Counterparts......................................................................................71
     10.9     Severability......................................................................................72
     10.10    Integration.......................................................................................72
     10.11    Governing Law.....................................................................................72
     10.12    Submission to Jurisdiction; Waivers...............................................................72
     10.13    Acknowledgments...................................................................................73
     10.14    WAIVERS OF JURY TRIAL; COMMERCIAL TRANSACTIONS....................................................73



                                CREDIT AGREEMENT

         CREDIT AGREEMENT dated as of December __, 1999 by and among DAIRY MART CONVENIENCE STORES, INC., a Delaware corporation (the "Company"), the banks and other financial institutions listed on SCHEDULE I to this Agreement (collectively, together with any banks or financial institutions from time to time parties to this Agreement, the "Banks") and CITIZENS BANK OF CONNECTICUT, a Connecticut stock savings bank, as agent for the Banks hereunder (in such capacity, the "Agent").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Company has requested that the Banks severally extend credit to the Company in an aggregate principal amount not to exceed $30,000,000 at any time outstanding, the proceeds of which shall be used for the purposes hereinafter set forth; and

         WHEREAS, of the $30,000,000 of aggregate extensions of credit to be made available to the Company hereunder, up to $15,000,000 of such extensions of credit shall be available under the L/C Commitments (as hereinafter defined); and

         WHEREAS, the Banks are willing to extend such credit upon the terms and subject to the conditions and limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                             SECTION 1. DEFINITIONS

         1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

         "ADJUSTED CONSOLIDATED INDEBTEDNESS" that amount which is equal to Consolidated Indebtedness reduced by an amount equal to the sum of (i) Cash and Cash Equivalents, and (ii) that portion of the Company's assets (as shown on its balance sheet) which represents real property owned by the Company and used for stores with respect to which the Company is party to a fully binding commitment to enter into a sale-leaseback arrangement within sixty days following the date of such calculation.

         "AFFILIATE" of a Person (the "Primary Person"), (a) any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, the Primary Person or (b) any Person who is a director or officer (i) of the Primary Person, (ii) of any Subsidiary of the Primary Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, directly or ndirectly, (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or
(ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AGENT" as defined in the Preamble.

         "AGGREGATE OUTSTANDING EXTENSIONS OF CREDIT" as to any Bank at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Bank then outstanding, and (b) the product of such Bank's Commitment Percentage times the L/C Obligations then outstanding.

         "AGREEMENT" this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

         "ALTERNATE BASE RATE" the higher of (i) the rate of interest per annum publicly announced from time to time by the Agent as its "base rate" in effect at its principal office (the Alternate Base Rate not being intended to be the best or lowest rate of interest charged by the Agent in connection with extensions of credit to debtors) or (ii) the Federal Funds Effective Rate plus 1/2 of 1% per annum (rounded upwards, if necessary, to the next 1/100 of 1%). Any change in the Alternate Base Rate shall be effective as of the opening of business on the effective day of such change in the Alternate Base Rate.

         "ALTERNATE BASE RATE LOANS" loans the rate of interest applicable to which is based upon the Alternate Base Rate.

         "APPLICABLE MARGIN" at any time, for Alternate Base Rate Loans or LIBOR Loans, as the case may be, a rate per annum equal to the rate set forth below opposite the applicable ratio of Consolidated Indebtedness to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on FQED immediately preceding such time:


                             Ratio of
                           Consolidated
                           Indebtedness                Applicable Margin
                         to Consolidated                for Alternative            Applicable Margin
Level                         EBITDA                    Base Rate Loans             for LIBOR Loans
===========================================================================================================
      I         Less than 3.00 to 1.00                       0.00%                       2.00%

-----------------------------------------------------------------------------------------------------------
      II        Less than 3.50 to 1.00,
                but greater than or equal to
                3.00 to 1.00                                 0.00%                       2.25%

-----------------------------------------------------------------------------------------------------------
      III       Less than 4.00 to 1.00,






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


-----------------------------------------------------------------------------------------------------------
                but greater than or equal to
                3.50 to 1.00                                 0.00%                       2.50%
-----------------------------------------------------------------------------------------------------------
      IV        Less than 4.50 to 1.00,
                but greater than or equal to
                4.00 to 1.00                                 0.25%                       2.75%

-----------------------------------------------------------------------------------------------------------
      V         Greater than or equal to
                4.50 to 1.00                                 0.50%                       3.00%
===========================================================================================================

         "APPLICATION" an application in such form as the Issuing Bank may specify from time to time, requesting the Issuing Bank to issue a Letter of Credit.

         "ASSIGNMENT AND ACCEPTANCE" an Assignment and Acceptance, substantially in the form of EXHIBIT E.

         "AVAILABLE REVOLVING CREDIT COMMITMENT" as to any Bank at any time, an amount equal to the excess, if any, of (a) the amount of such Bank's Revolving Credit Commitment over (b) such Bank's Aggregate Outstanding Extensions of Credit.

         "BENEFITTING BANK" as defined in Section 10.7.

         "BORROWING DATE" any Business Day specified in a notice pursuant to subsection 2.4 as a date on which the Company requests the Banks to make Loans hereunder.

         "BUSINESS DAY" a day other than Saturday, Sunday or other day on which commercial banks in Hartford, Connecticut are authorized or required by law to close.

         "CAPITAL EXPENDITURES" any payment made directly or indirectly for the purpose of acquiring, constructing or improving fixed assets, real property or equipment which in accordance with GAAP would be added as a net debit (after giving effect to any credits) to the fixed asset account of the Person making such expenditure; PROVIDED HOWEVER, that expenditures, which otherwise would constitute Capital Expenditures hereunder, funded by external sources such as bank financing, capital or operating leases, equity investments, allowances from gas companies, etc. shall not be deemed to be Capital Expenditures for purposes of this definition.

         "CAPITAL STOCK" any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

         "CASH" when used in connection with any Person, all monetary and nonmonetary items owned by that Person are treated as cash in accordance with GAAP.

         "CASH EQUIVALENTS" (a) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof, (b) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any Bank or with any domestic commercial bank having capital and surplus in excess of $100,000,000, (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) entered into with any financial institution meeting the qualifications specified in clause (b) above, and (d) commercial paper issued by any Bank or the parent corporation of any Bank and commercial paper of any other issuer rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within six months after the date of acquisition.

         "CASH COLLATERAL ACCOUNT" as defined in Section 8.

         "CHANGE OF CONTROL" the occurrence of any of the following events: (i) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than one or more Permitted Holders or any Person or Persons controlled by one or more Permitted Holders, is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by the directors then still in office who either were directors at the beginning of such period or whose election or nomination for director was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; (iii) the direct or indirect, sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are used in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended); provided that the foregoing shall not include the granting of Liens permitted by this Agreement; (iv) the Permitted Holders cease to control at least 10% of the total voting power of the Company; or (v) the Company consolidates with or merges into another corporation or any Person consolidates with or merges into the Company, in either event pursuant to a transaction in which either (A) the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other property (other than any such transaction where the outstanding Voting Stock of the Company is changed into or exchanged for Voting Stock of the surviving corporation) or (B) the holders of a majority of the voting power of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, less than a majority of voting power of the Voting Stock of the surviving corporation immediately after such transaction

         "CLEAN-DOWN PERIOD" the period commencing on May 15 and ending on September 15 of each year during the Commitment Period.

         "CODE" the Internal Revenue Code of 1986, as amended from time to time.

         "COLLATERAL" the collective reference to the Collateral, as such term is defined in each of the Company Security Agreement, the Company Pledge Agreement, the Subsidiary Security Agreements and the Subsidiary Pledge Agreement.

         "COLLATERAL DISCLOSURE LIST" the list executed and delivered by the Company on the Effective Date setting forth certain information with respect to the Company and the Collateral in the form of EXHIBIT I attached hereto.

         "COMMITMENT PERCENTAGE" as to any Bank at any time, the percentage set forth opposite such Bank's name on SCHEDULE I of this Agreement with respect to such Bank.

         "COMMITMENT PERIOD" the period from and including the date hereof to but not including the Termination Date or such earlier date on which the Commitments shall terminate as provided herein.

         "COMMITMENTS" the collective reference to the Revolving Credit Commitments and the L/C Commitments.

         "COMMONLY CONTROLLED ENTITY" an entity, whether incorporated or not, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

         "COMPANY PLEDGE AGREEMENT" the Pledge Agreement, substantially in the form of EXHIBIT C, made by the Company in favor of the Agent for the ratable benefit of the Banks on the Effective Date, as the same may be amended, supplemented or otherwise modified from time to time.

         "COMPANY SECURITY AGREEMENT" the Company Security Agreement, substantially in the form of EXHIBIT H, made by the Company in favor of the Agent for the ratable benefit of the Banks on the Effective Date, as the same may be amended, supplemented or otherwise modified from time to time.

         "CONSOLIDATED EBITDAR" for any period, Consolidated EBITDA for such period plus Consolidated Rent Expense for such period.

         "CONSOLIDATED EBITDA" for any period, Consolidated Net Income for such period plus the aggregate amounts deducted in determining such Consolidated Net

Income in respect of (a) income taxes (b) Consolidated Interest Expense, (c) depreciation expense and (d) the expense associated with amortization of intangible and other assets.

         "CONSOLIDATED INDEBTEDNESS" at a particular date, all Indebtedness of the Company and its consolidated Subsidiaries which by its terms matures more than one year after the date of calculation, and any other Indebtedness of the Company and its consolidated Subsidiaries maturing within one year from such date which is renewable or extendable at the option of the obligor to a date more than one year from such date, including, in any event, the Revolving Credit Loans.

         "CONSOLIDATED INTEREST EXPENSE" for any period, interest expense of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED NET INCOME" for any period, the consolidated net income (or loss) of the Company and its Subsidiaries for such period determined in accordance with GAAP; provided that there shall be excluded from the calculation thereof any non-operating gains or losses (e.g., extraordinary or unusual gains or losses, gains or losses from discontinuance of operations, gains or losses arising from the sale or disposition by the Company or any Subsidiary of any asset, the issuance of any debt or equity securities, and other non-recurring gains or losses). There shall be excluded from the calculation of Consolidated Net Income any net income or loss arising with respect to (i) any permitted Joint Venture Investment, except that the aggregate amount of cash actually distributed to the Company in respect of such Permitted Joint Venture Investment during such period as a dividend or other distribution shall be included in the calculation thereof, or (ii) the sale or disposition of any Franchise Asset or any inventory of the Company or any Subsidiary.

         "CONSOLIDATED NET WORTH" at a particular date, all amounts which would be included under shareholders' equity on a consolidated balance sheet of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP as at such date.

         "CONSOLIDATED RENT EXPENSE" for any period, the aggregate rental obligations of the Company and its Subsidiaries determined on a consolidated basis payable in respect of such period under leases of real and/or personal property (net of principal receipts from sub-leases thereof, and excluding taxes, insurance, maintenance and similar expenses which the lessee is obligated to pay under the terms of said leases), regardless of whether such obligations are reflected as liabilities or commitments on a consolidated balance sheet of the Company and its consolidated Subsidiaries or in the notes thereto; provided, that with respect to Financing Leases, the rental obligations referred to herein shall not include any portion thereof included in the interest expense of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

         "CONTRACTUAL OBLIGATION" as to any person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "DEFAULT" any of the events specified in Section 8, regardless of whether any requirement for the giving of notice, the lapse of time, or both, or any other conditions, has been satisfied.

         "DESIGNATED SUBSIDIARY" a Subsidiary listed on Part A of SCHEDULE VI.

         "DM ASSOCIATES" DM Associates Limited Partnership, a Connecticut limited partnership.

         "DOLLARS" and "$" dollars in lawful currency of the United States of America.

         "EFFECTIVE DATE" The date of this Agreement or such later date agreed to in writing by the Company, the Agent and the Banks.

         "ENVIRONMENTAL LAWS" any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters, including without limitation, Hazardous Materials, as now or may at any time hereafter be in effect.

         "ERISA" the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "EVENT OF DEFAULT" any of the events specified in Section 8, PROVIDED that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "EXTENSION" as defined in subsection 2.15.

         "FEDERAL FUNDS EFFECTIVE RATE" at any time shall mean a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds Brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

         "FINANCING LEASE" any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

         "FINOP" Financial Opportunities, Inc., a Kentucky corporation that is a Subsidiary and a small business investment company licensed by the SBA.

         "FQED" the end date of any fiscal quarter in any fiscal year of the Company.

         "FRANCHISE ASSETS" all real and personal property of the Company or any Subsidiary sold or otherwise transferred to any franchisee of the Company or such Subsidiary pursuant to the company's on-going franchise program, in the ordinary course of such program and pursuant to customary documentation of the Company or such Subsidiary for such purpose.

         "FRANCHISEE GUARANTEES" Guarantee Obligations of the Company or any Subsidiary guaranteeing indebtedness of a franchisee of the Company with respect to the Company's on-going franchise program, which Guarantee Obligations are reflected on the consolidated financial statements of the Company and its consolidated Subsidiaries or in the notes thereto.

         "FYED" the end date of the Company's fiscal year designated with such term, being the Saturday closest to January 31 in the calendar year designated with such term; thus FYED 1999 shall mean the Saturday closest to January 31, 1999, which shall be the date on which the Company's 1999 fiscal year shall end.

         "GAAP" generally accepted accounting principles in the United States of America in effect from time to time.

         "GOVERNMENTAL AUTHORITY" any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GUARANTEE OBLIGATION" as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit), to induce the creation of which obligation the guaranteeing person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any indebtedness, leases, dividends or other obligations (the "primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether contingent or not, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligations of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term "Guarantee Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (x) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (y) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

         "HAZARDOUS MATERIALS" any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof), defined or regulated as such in or under any Environmental Law.

         "INDEBTEDNESS" of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under Financing Leases, (c) all obligations of such person in respect of acceptances issued or created for the account of such Person, and (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

         "INSOLVENCY" with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

         "INSOLVENT" pertaining to a condition of insolvency.

         "INSURANCE SUBSIDIARY" D.M. Insurance, Ltd., a Bermuda corporation.

         "INTEREST PAYMENT DATE" (a) as to any accrued and unpaid interest on Existing Revolving Credit Loans, the Effective Date and (b) after the Effective Date, as to (x) Alternate Base Rate Loan, each FQED to occur while such Loan is outstanding, (y) as to any LIBOR Loan having a LIBOR Interest Period of three months or less, the last day of such LIBOR Interest Period, and (z) as to any LIBOR Loan having a LIBOR Interest Period longer than three months, each day which is three months or a whole multiple thereof, after the first day of such LIBOR Interest Period and the last day of such LIBOR Interest Period.

         "INTEREST RATE AGREEMENT" any interest rate swap agreement, interest rate collar agreement, currency exchange agreement, or other similar agreement or arrangement entered into by the Company, in order to hedge or minimize risk with respect to the fluctuation of interest rates, with (i) any of the Banks parties hereto or (ii) a financial institution with a minimum long-term indebtedness rating of at least A- by Standard & Poor's Corporation and at least A3 by Moody's Investors Service, Inc.

         "ISSUING BANK" Citizens Bank of Connecticut, in its capacity as issuer of any Letter of Credit.

         "L/C COMMITMENT" $15,000,000.

         "L/C FEE" as defined in subsection 3.3(a).

         "L/C OBLIGATIONS" at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (B) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 3.5.

         "L/C PARTICIPANTS" the collective reference to all the Banks other than the Issuing Bank.

         "LETTERS OF CREDIT" as defined in subsection 3.1(a).

         "LETTER OF CREDIT RATE" for each Letter of Credit, at any time, a rate per annum equal to the rate set forth below opposite the applicable ratio of Consolidated Indebtedness to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on the FQED immediately preceding such time:



                              Ratio of
                            Consolidated
                          Indebtedness to
                            Consolidated
Level                          EBITDA                            Letter of Credit Rate
====================================================================================================
      I           Less than 3.00 to 1.00                                 1.00%

----------------------------------------------------------------------------------------------------
      II          Less than 3.50 to 1.00,
                  but greater than or equal to
                  3.00 to 1.00                                           1.25%

----------------------------------------------------------------------------------------------------
      III         Less than 4.00 to 1.00,
                  but greater than or equal to
                  3.50 to 1.00                                           1.50%

----------------------------------------------------------------------------------------------------
      IV         Less than 4.50 to 1.00,
                 but greater than or equal to
                 4.00 to 1.00                                            1.75%

====================================================================================================
      V          Greater than or equal to 4.50
                 to 1.00                                                 2.00%
====================================================================================================


         "LIBOR BASE RATE" with respect to each day during each LIBOR Interest Period, the rate per annum equal to the rate at which the Agent is offered Dollar deposits at or about 10:00 A.M., Eastern time, two Business Days prior to the beginning of such LIBOR Interest Period in the London interbank market where the eurodollar and foreign currency and exchange operations in respect of its LIBOR Loans are then being conducted for delivery on the first day of such LIBOR Interest Period for the number of days comprised therein and in an amount comparable to the amount of its LIBOR Loan to be outstanding during such LIBOR Interest Period.

         "LIBOR INTEREST PERIOD" any one (1), two (2), three (3) or six (6) month period selected by the Company in respect to any LIBOR Loan pursuant to subsections 2.2, 2.4 or 2.5 of this Agreement.

         "LIBOR RESERVE REQUIREMENTS" for any day as applied to a LIBOR Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding maintained by a member bank of such System.

         "LIBOR LOANS" Loans the rate of interest applicable to which is based upon the LIBOR Rate.

         "LIBOR RATE" with respect to each day during each LIBOR Interest Period, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                                 LIBOR BASE RATE
                        1.00 - LIBOR Reserve Requirements

         "LIEN" any mortgage, pledge, hypothecation, assignment, security interest, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any Financing Lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

         "LOAN" any loan made by any Bank pursuant to this Agreement.

         "LOAN DOCUMENTS" this Agreement, the Notes, the Applications, the Subsidiary Guarantee, the Pledge Agreements, the Subsidiary Security Agreements and the Company Security Agreement, together with any and all other instruments, documents and agreements executed and delivered by the Company or the Designated Subsidiaries from time to time in connection with the indebtedness evidenced by this Agreement and the Notes, as the same may hereafter be amended, restated or modified, from time to time.

         "MATERIAL ADVERSE EFFECT" a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company or any Designated Subsidiary to perform its obligations under the Loan Documents to which it is a party or (c) the validity or enforceability of this Agreement, the Notes or any of the other Loan Documents or the rights or remedies of the Agent or the Banks hereunder or thereunder.

         "MINIMUM CONSOLIDATED NET WORTH" as at the FQED to occur on or about January 31, 1999: $5,600,000 and thereafter, $5,600,000 plus 50% of the cumulative Consolidated Net Income earned after the FQED ending approximately January 31, 1999.

         "MULTIEMPLOYER PLAN" a Plan which is a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

         "NCB" as defined in the Preamble.

         "NET CASH PROCEEDS" (a) when used in respect of any sale or other disposition of assets that is not an issuance of debt securities of the Company or any Subsidiary, the gross proceeds received by the Company or such Subsidiary from such sale or disposition less (i) all reasonable legal, title, recording and transfer tax expenses, commissions and other customary fees and expenses incurred, and all other federal, state and local taxes assessed, in connection therewith, (ii) the principal amount of, premium, if any, and interest on any indebtedness (other than the Loans and the Reimbursement Obligations) which is secured by the asset sold or otherwise disposed of and which is required to be repaid in connection with such sale or other disposition of assets and (iii) amounts to be provided by the Company or such Subsidiary as a reserve, in accordance with GAAP, against any liabilities associated with any such sale or other disposition of assets and retained by such Person after such sale or other disposition of assets, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such sale or other disposition of assets and (b) when used in respect of the issuance of any debt securities of the Company or any Subsidiary, the gross proceeds received by the Company or such Subsidiary from such issuance less all legal expenses, commissions and other fees and expenses incurred and all federal, state and local taxes assessed in connection therewith.

         "NOTES" the collective reference to the Revolving Credit Notes.

         "OBLIGATIONS" means any and all loans, advances, indebtedness, liabilities, obligations, covenants or duties of the Company to the Agent, any Issuing Bank, the Banks or any Bank Affiliate of any kind or nature, including obligations to pay money and to perform acts or refrain from taking action, arising under or pursuant to this Credit Agreement, the Notes or the Loan Documents, or under any loan, finance lease, line of credit, letter of credit, guaranty, indemnity, confirmation, acceptance, currency exchange, interest rate protection, automatic clearinghouse transfer, overdraft or other type of financing arrangement, and any and all extensions and renewals thereof, and modifications and amendments thereto, whether in whole or in part, whether created directly or acquired by assignment, purchase, discount or otherwise, whether any of the foregoing are direct or indirect, joint or several, absolute or contingent under, due or to become due, now existing or hereafter arising, and whether or not evidenced by a writing and specifically including but not being limited to (i) the unpaid principal amount outstanding at any time under the Notes, plus all accrued and unpaid interest thereon, together with all fees, expenses, including attorneys' fees, penalties, and other amount sowing by or chargeable to the Company under this Credit Agreement, the Notes or the Loan Documents, (ii) all Reimbursement Obligations; and (iii) interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of, the Company, whether or not allowed in such case or proceeding.

         "PARTICIPANTS" as defined in subsection 10.6(b).

         "PBGC" the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         "PERMITTED HOLDERS" the collective reference to DM Associates, Robert
B. Stein or Gregory G. Landry and their respective Related Parties.

         "PERMITTED JOINT VENTURE INVESTMENT" investments in corporations, partnerships or joint ventures (other than Subsidiaries) which investments do not require investment by the Company of cash equity in excess of $50,000 in the aggregate; PROVIDED, that for the purpose of determining the amount of cash equity invested, investments by the Company of the proceeds of any fees or other amounts received by the Company in connection with such investment shall not be deemed to be cash equity.

         "PERSON" an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "PLAN" at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "PLEDGE AGREEMENTS" the Company Pledge Agreement and the Subsidiary Pledge Agreements.

         "POS PROGRAM EXPENSES" those expenses incurred in connection with the acquisition or installation by the Company or any Subsidiary of cash registers, personal computers and other inventory management equipment, and any licenses of intellectual property in connection therewith.

         "PURCHASING BANKS" as defined in subsection 10.6(c).

         "REGISTER" as defined in subsection 10.6(d).

         "REGULATION U" Regulation U of the Board of Governors of the Federal Reserve System.

         "REIMBURSEMENT OBLIGATION" the obligation of the Company to reimburse the Issuing Bank pursuant to subsection 3.5 for amounts drawn under Letters of Credit.

         "REIMBURSING BANK" as defined in subsection 2.14(a).

         "RELATED PARTY" with respect to each Permitted Holder, (a) any spouse or immediate family member of such Permitted Holder or (b) any trust, corporation, partnership or other entity, all of the beneficiaries, stockholders, partners, owners of Persons beneficially holding an 80% or more controlling interest of which consist of Permitted Holders and/or such other Persons referred to in the immediately preceding clause (a).

         "REORGANIZATION" with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

         "REPORTABLE EVENT" any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived in accordance with subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. (S) 2615.

         "REQUIRED BANKS" at any time, Banks the Commitment Percentages of which aggregate greater than 67%.

         "REQUIREMENT OF LAW" as to any Person, the Certificate of Incorporation and By-Laws or other organizations or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "RESPONSIBLE OFFICER" the chief executive officer or the president or other executive officer of the Company or, with respect to financing matters, the chief financial officer or other executive officer of the Company.

         "REVOLVING CREDIT COMMITMENT" as to any Bank, the obligation of such Bank to make Revolving Credit Loans to the Company hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Bank's name on SCHEDULE I under the caption, "Commitment Amount".

         "REVOLVING CREDIT LOANS" any loans, advances or other disbursements by Agent, or any or all of the Banks to or for the account of the Company under the Revolving Credit Commitments (including without limitation, amounts paid in respect of any draft under any Letter of Credit) or in respect of any amounts due and not paid by the Company in accordance with subsection 10.5.

         "REVOLVING CREDIT NOTE" as defined in subsection 2.7.

         "SALE/LEASEBACK TRANSACTION" as defined in subsection 7.12.

         "SBA" the United States Small Business Administration or any regulatory body succeeding to all or any of the functions thereof.

         "SECURITY DOCUMENTS" the Pledge Agreements, the Subsidiary Security Agreements and the Company Security Agreement.

         "SENIOR SUBORDINATED INDENTURE" the indenture among the Company, certain of its Subsidiaries, as guarantors, and First Bank National Association, as trustee, pursuant to which the Company issued its 10.25% Senior Subordinated Notes due 2004 in the aggregate original principal amount of $75,000,000, and subsequently issued its 10.25% Senior Subordinated Notes, Series B, due 2004 in the aggregate original principal amount of $13,500,000 -- as such Senior Subordinated Indenture may, with the prior written consent of the Banks, be amended, supplemented or otherwise modified from time to time.

         "SENIOR SUBORDINATED NOTES" the 10.25% Senior Subordinated Notes due 2004 in the original principal amount of $75,000,000 and the Senior Subordinated Notes due 2004, Series B, in the original principal amount of $13,500,000 issued pursuant to the Senior Subordinated Indenture -- as such Notes may, with the prior written consent of the Banks, be amended, modified, supplemented, renewed or extended from time to time.

         "SINGLE EMPLOYER PLAN" any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

         "STORE PROPERTIES HELD FOR SALE/LEASEBACK" as of any date, the book value, as indicated on the Company's financial statements and determined in accordance with GAAP, of any real or personal property owned by the Company and held in anticipation of entering into a Sale/Leaseback Transaction with respect thereto.

         "SUBSEQUENTLY ACQUIRED SUBSIDIARY" any Subsidiary acquired by the Company or any Designated Subsidiary pursuant to subsection 7.9(i) if the assets or revenues of such Subsequently Acquired Subsidiary are considered, in the reasonable judgment of the Agent and the Banks, material in relation to the consolidated assets or consolidated revenues of the Company and its consolidated Subsidiaries (as shown from the most recent financial statements delivered pursuant to subsection 6.1).

         "SUBSIDIARY" as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a

"Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

         "SUBSIDIARY GUARANTEE" the Guarantee, substantially in the form of EXHIBIT B, made by each Designated Subsidiary in favor of the Agent for the ratable benefit of the Banks on the Effective Date, as the same may be amended, supplemented or otherwise modified from time to time.

         "SUBSIDIARY PLEDGE AGREEMENT" the Pledge Agreement, substantially in the form of EXHIBIT D, made by each Designated Subsidiary in favor of the Agent for the ratable benefit of the Banks on the Effective Date, as the same may be amended, supplemented or otherwise modified from time to time.

         "SUBSIDIARY SECURITY AGREEMENT" a Subsidiary Security Agreement, substantially in the form of EXHIBIT I, made by each Designated Subsidiary in favor of the Agent for the ratable benefit of the Banks on the Effective Date , as the same may be amended, supplemented or otherwise modified from time to time.

         "SUCCESSOR AGENT" any Bank or any bank, depository or financial institution, trust company, bank and trust company having capital and surplus in excess of $100,000,000 and acceptable to the remaining Bank or Banks and to the Company, the Company's consent not to be unreasonably withheld or delayed.

         "TERMINATION DATE" April 30, 2003, or such later date to which the Termination Date may be extended in accordance with subsection 2.15.

         "TRANCHE" the collective reference to LIBOR Loans having LIBOR Interest Periods which begin on the same date and end on the same later date (whether such Loans shall originally have been made on the same day or not).

         "TRANSFEREE" as defined in subsection 10.6(f).

         "TYPE" as to any Loan, its nature as an Alternate Base Rate Loan or a LIBOR Loan.

         "UNIFORM CUSTOMS" the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

         "VOTING STOCK" with respect to a corporation, all classes of Capital Stock then outstanding of such corporation normally entitled to vote in elections of directors.

         1.2      OTHER DEFINITIONAL PROVISIONS.

         (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes or any certificate or other document made or delivered pursuant hereto.

         (b) As used herein and in the Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Company and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         1.3 CHANGE IN ACCOUNTING PRINCIPLES. Except as otherwise provided herein, any changes in GAAP which are hereafter made and adopted by the Company with the agreement of its independent certified public accountants shall not affect the method of calculation of any of the financial covenants, standards or terms found in subsection 1.1 or Section 7.

                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

         2.1 REVOLVING CREDIT COMMITMENTS. Subject to the terms and conditions and hereof, provided that no Default or Event of Default shall have occurred and be continuing, each Bank severally agrees to make Revolving Credit Loans to the Company from time to time on or after the Effective Date and continuing throughout the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the amount of such Bank's Available Revolving Credit Commitment. From and after the Effective Date and continuing throughout the Commitment Period the Company may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing in accordance with the terms and conditions hereof.

         2.2      DESIGNATION OF INTEREST RATES; LIBOR INTEREST PERIODS.

         (a) The Revolving Credit Loans may from time to time be (i) LIBOR Loans, (ii) Alternate Base Rate Loans or (iii) a combination thereof, as determined by the Company and notified to the Agent in accordance with subsections 2.4 and 2.5. In the event the Company fails to designate the Type of all or any portion of a Loan (whether initially or upon expiration of a LIBOR Interest Period), the per annum rate of interest applicable thereto shall be or become the rate of interest applicable to Alternate Base Rate Loans.

         (b) The Company may not select a LIBOR Interest Period pursuant to subsections 2.2(a), 2.5 or otherwise, if (i) an Event of Default has occurred and is continuing, or (ii) such LIBOR Interest Period would expire on a day after the Termination Date. If any LIBOR Interest Period would otherwise end on a day that is not a Business Day, such LIBOR Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such LIBOR Interest Period into another calendar month in which event such LIBOR Interest Period shall end on the immediately preceding Business Day. If any LIBOR Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) such LIBOR Interest Period shall end on the last Business Day of a calendar month.

         2.3      INTEREST RATES AND PAYMENT DATES.

         (a) Each LIBOR Loan shall bear interest, during the applicable LIBOR Interest Period, at a rate per annum equal to the applicable LIBOR Rate plus the Applicable Margin. The Applicable Margin for each LIBOR Loan shall be determined based upon the calculations submitted to the Banks pursuant to subsection 6.1(b) and shall be effective as of the first day of the fiscal quarter next following the date such calculations are submitted to the Banks. Any change in such Applicable Margin as a consequence of the Bank's review of the aforesaid calculation after the effective date of such Applicable Margin shall be retroactively applied to the first day such Applicable Margin became effective. In the event the Applicable Margin for a LIBOR Loan can not be determined at any time because the Company's financial statements for the immediately preceding fiscal quarter are not available at such time, the Applicable Margin for each LIBOR Loan shall be presumed to be the same as the Applicable Margin for such LIBOR Loans as of the last FQED for which the Company's financial statements were available.

         (b) Each Alternate Base Rate Loan shall bear interest for so long as it is outstanding and unpaid at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

         (c) If all or a portion of the principal amount of any Loan or any interest payable thereon shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum (the "Default Rate") which is equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 3% from the date of such non-payment until such amount is paid in full (after, as well as before, judgment).

         (d) Interest shall be payable in arrears on each Interest Payment Date; provided that interest accruing at the Default Rate pursuant to subsection 2.3(c) shall be payable on demand. In the event the rate of interest applicable to any LIBOR Loan decreases as a consequence of a decrease in the Applicable Margin with respect thereto, the Company shall be entitled to apply the difference between the amount of interest paid and the amount of interest due (after giving effect to such reduction) as a credit against the next installment of interest due hereunder. In the event the rate of interest applicable to any LIBOR Loan increases as a consequence of an increase in the Applicable Margin with respect thereto, the Company shall pay the difference between the amount of interest paid and the amount of interest due (after giving effect to such increase) on the next Interest Payment Date.

         (e) In the event the total amount of any payment of principal or interest or amounts due in respect of any Reimbursement Obligation or of any fee required to be paid under this Agreement is not received by Agent or Issuing Bank, as the case may be, within ten (10) days following the due date of such payment, the Company shall, in addition to and together with such payment, pay to Agent or Issuing Bank, as the case may be, a late charge equal to the greater of (i) five percent (5%) of the total amount of such payment or amount due or Thirty-Five Dollars ($35.00); provided, such late charge shall not be payable in respect of any overdue payment in the event Borrower was entitled to a Revolving Credit Loan in the amount of such payment under the provisions of subsection 2.1 at the time such payment became due, Borrower duly requested such Revolving Credit Loan in compliance with the requirements of the Credit Agreement, and the Banks failed to provide such Revolving Credit Loan without cause.

         2.4 PROCEDURE FOR BORROWING. The Company may borrow under the Revolving Credit Commitments on or after the Effective Date during the Commitment Period on any Business Day by giving the Agent irrevocable notice (which notice must be received by the Agent prior to (x) 12:00 p.m., Eastern time, at least three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially LIBOR Loans, or (y) 12:00 p.m., Eastern time, on the requested Borrowing Date, otherwise), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) the Type of the requested borrowing and (iv) if the borrowing is to be entirely or partly of LIBOR Loans, the amounts and LIBOR Interest Periods thereof. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (A) in the case of Alternate Base Rate Loans, $100,000 or a whole multiple thereof (or, if the then Available Revolving Credit Commitments are less than $100,000, such lesser amount) or (B) in the case of LIBOR Loans, $100,000 or a whole multiple thereof. Upon receipt of any such notice from the Company, the Agent shall promptly notify each Bank thereof. Each Bank will make the amount of its pro rata share (based on its Commitment Percentage) of each borrowing available to the Agent for the account of the Company at the office of the Agent specified in subsection 10.2 prior to 2:00 p.m., Eastern time, on the Borrowing Date requested by the Company in funds immediately available to the Agent. Such borrowing will then be made available to the

Company by the Agent crediting the account of the Company on the books of such office with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

         2.5      CONVERSION AND CONTINUATION OPTIONS.

         (a) The Company may elect from time to time to convert LIBOR Loans to Alternate Base Rate Loans by giving the Agent at least two Business Days' prior irrevocable notice of such election, PROVIDED that any such conversion of LIBOR Loans may only be made as of the last day of a LIBOR Interest Period with respect thereto. The Company may elect from time to time to convert Alternate Base Rate Loans to LIBOR Loans by giving the Agent at least three Business Days' prior irrevocable notice of such election, which notice shall specify the length of the initial LIBOR Interest Period or LIBOR Interest Periods therefor. Upon receipt of any such notice the Agent shall promptly notify each Bank thereof. All or any part of outstanding LIBOR Loans and Alternate Base Rate Loans may be converted as provided herein, provided that no Loan may be converted into a LIBOR Loan when any Event of Default has occurred and is continuing or the Agent has or the Required Banks have determined pursuant to subsection 2.13 that such a conversion is not appropriate.

         (b) The Company may elect to continue all or any portion of any LIBOR Loan upon the expiration of the designated LIBOR Interest Period in respect of such LIBOR Loan by giving the Agent at least three Business Days' prior irrevocable notice of such election; PROVIDED that no LIBOR Loan may be continued as such when any Event of Default has occurred and is continuing or the Agent has or the Required Banks have determined pursuant to subsection 2.13 that such a continuation as a LIBOR Loan is not appropriate. The Company shall specify in the aforesaid notice the amount to be continued as a LIBOR Loan and the LIBOR Interest Period with respect thereto in accordance with subsection 2.2.

         2.6 MINIMUM AMOUNTS AND MAXIMUM NUMBER OF TRANCHES. All borrowings, conversions and continuations of Loans hereunder and all selections of LIBOR Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the LIBOR Loans comprising each Tranche shall be equal to $100,000 or a whole multiple thereof and so that there shall not be more than 5 Tranches at any one time outstanding.

         2.7 REVOLVING CREDIT NOTES. The Revolving Credit Loans made by each Bank shall be evidenced by a promissory note of the Company, substantially in the form of EXHIBIT A with appropriate insertions as to payee, date and principal amount (a "Revolving Credit Note"), payable to the order of such Bank and in a principal amount equal to the amount of the initial Revolving Credit Commitment of such Bank. Each Bank is hereby authorized to record the date, Type and amount of each Revolving Credit Loan made by such Bank, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of LIBOR Loans, the length of each LIBOR Interest Period and LIBOR Rate with respect thereof, on the schedule annexed to and constituting a part of its Revolving Credit Note, and any such recordation shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded. Each Revolving Credit Note shall (x) be dated the Effective Date, (y) be stated to mature on the Termination Date and (z) provide for the payment of interest in accordance with subsection 2.3.

         2.8 FEES. The Company agrees to pay to the Agent for the account of each Bank a commitment fee for the period from and including the Effective Date to the Termination Date, computed at the rate of 1/2 of 1% per annum on the average daily amount of the Available Revolving Credit Commitment of such Bank during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

         2.9 TERMINATION OR REDUCTION OF REVOLVING CREDIT COMMITMENTS. The Company shall have the right, upon not less than three Business Days' notice to the Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments; PROVIDED that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the aggregate principal amount of the Revolving Credit Loans then outstanding, when added to such Bank's Commitment Percentage of the L/C Obligations, would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount not less than $1,000,000 or integral multiples of $250,000 in excess thereof, and shall reduce permanently the Revolving Credit Commitments then in effect.

         2.10 OPTIONAL PREPAYMENTS. The Company may at any time and from time to time, prepay the Revolving Credit Loans, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable notice, in the case of prepayment of any Revolving Credit Loans which are LIBOR Loans, or upon irrevocable notice (which notice must be received by 1:00 P.M., Eastern time, on or before the proposed date of prepayment), in the case of prepayments of any Revolving Credit Loans which are Alternate Base Rate Loans, to the Agent, specifying the date and amount of prepayment and whether the prepayment is of LIBOR Loans, Alternate Base Rate Loans or a combination thereof, and, in each case if a combination thereof, the amount allocable to each; provided that, if a LIBOR Loan is prepaid other than at the end of the LIBOR Interest Period applicable thereto, the Company shall also pay any amounts required to be paid pursuant to subsection 2.20. Upon receipt of any such notice the Agent shall promptly give notice thereof to each Bank. If any such notice is given by the Company, the amount specified in such notice shall be due and payable on the date specified therein.

Partial prepayments of the Revolving Credit Loans shall be in an aggregate principal amount of $100,000 or a whole multiple in excess thereof.

         2.11     MANDATORY PREPAYMENTS; CASH COLLATERALIZATIONS.

         (a) Immediately upon the occurrence of any public issuance or private placement of any debt securities of the Company or any Subsidiary (other than indebtedness incurred pursuant to Section 7.2 and other than renewals or refinancings of the indebtedness evidenced by the Senior Subordinated Notes or of indebtedness or debt securities issued and outstanding as of the date hereof so long as the outstanding principal amount of such indebtedness is not increased by such renewal or refinancing) the Company shall make or cause to be made a prepayment on the Loans equal to 100% of the Net Cash Proceeds received therefor.

         (b) If, at any time or from time to time, the Company makes an "Asset Disposition" (as defined under the Senior Subordinated Indenture), the Company shall, within 210 days from the date of such Asset Disposition (or such longer period permitted under the Senior Subordinated Indenture), apply all of the Net Cash Proceeds from such Asset Disposition to either or both of (in the sole discretion of the Company) (i) the prepayment of the Loans, or (ii) an investment in "fixed assets" (as defined under GAAP) in the same or substantially similar line of business as defined in the Senior Subordinated Indenture as the assets that were the subject of such Asset Disposition, provided that, notwithstanding the foregoing, (A) up to $1,000,000 of the Net Cash Proceeds received in any fiscal year from any such Asset Dispositions shall not be subject to this subsection 2.11(b) and (B) no application of the Net Cash Proceeds resulting from any such Asset Dispositions pursuant to this paragraph shall be necessary until the aggregate amount of such Net Cash Proceeds (above the aforesaid $1,000,000) equals or exceeds $5,000,000 at any time after the date hereof.

         2.12 COMPUTATION OF INTEREST AND FEES. Interest on the Alternate Base Rate Loans, Letter of Credit commissions and commitment fees shall be calculated on the basis of a 365-day year for the actual days elapsed. Interest on the LIBOR Loans shall be calculated on the basis of a 360-day year for the actual days elapsed. The Agent shall as soon as practicable notify the Company and the Banks of each determination of a LIBOR Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or the LIBOR Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall as soon as practicable notify the Company and the Banks of the effective date and the amount of each such change in interest rate. Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Banks in the absence of manifest error.

         2.13 INABILITY TO DETERMINE INTEREST RATE. If prior to the first day of any LIBOR Interest Period:

         (a) the Agent shall have determined (which determination shall be conclusive and binding upon the Company) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such LIBOR Interest Period, or

         (b) the Agent shall have received notice from the Required Banks that the LIBOR Rate determined or to be determined for such LIBOR Interest Period will not adequately and fairly reflect the cost to such Banks (as conclusively certified by such Banks) of making or maintaining their affected Loans during such LIBOR Interest Period, the Agent shall give telecopy or telephonic notice thereof to the Company and the Banks as soon as practicable thereafter. If such notice is given (x) any LIBOR Loans requested to be made on the first day of such LIBOR Interest Period shall be made as Alternate Base Rate Loans, (y) any Loans that were to have been converted on the first day of such LIBOR Interest Period to LIBOR Loans shall be converted to or continued as Alternate Base Rate Loans, and (z) any outstanding LIBOR Loans shall be converted, on the first day of such LIBOR Interest Period, to Alternate Base Rate Loans. Until such notice has been withdrawn by the Agent, no further LIBOR Loans shall be made or continued as such, nor shall the Company have the right to convert Loans to LIBOR Loans.

         2.14     PRO RATA TREATMENT AND PAYMENTS.

         (a) Unless the Agent shall have been notified in writing by any Bank prior to a Borrowing Date that such Bank will not make the amount that would constitute its Commitment Percentage of the borrowing on such date available to the Agent, the Agent may assume that such Bank (a "Reimbursing Bank") has made such amount available to the Agent on such Borrowing Date, and the Agent or any Bank may (but shall not be obligated), in reliance upon such assumption, make available to the Company a corresponding amount. If such amount is made available to the Agent on a date after such Borrowing Date, the Reimbursing Bank shall pay to the Agent on demand an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period as quoted by the Agent, times (ii) the amount of such Reimbursing Bank's Commitment Percentage of such borrowing, times (iii) a fraction the numerator of which is the number of days that elapse from and including such Borrowing Date to the date on which such Reimbursing Bank's Commitment Percentage of such borrowing shall have become immediately available to the Agent and the denominator of which is 365. A certificate of the Agent submitted to any Reimbursing Bank with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If a Reimbursing Bank's Commitment Percentage of such borrowing is not in fact made available to the Agent by such Reimbursing Bank within three Business Days of such Borrowing Date, the Agent shall be entitled to recover such amount, with interest thereon at the rate per annum applicable to Alternate Base Rate Loans hereunder, on demand, from such Reimbursing Bank or the Company in such order and manner as Agent may determine in its discretion.

         (b) Each borrowing of Revolving Credit Loans by the Company from the Banks hereunder shall be made by the Banks pro rata in accordance with the respective Commitment Percentage of such Banks. Each payment by the Company on account of the principal of and interest on the Revolving Credit Loans, any commitment fee hereunder and any reduction of the Commitments of the Banks shall be payable to the Banks pro rata in accordance with the respective Commitment Percentages of the Banks; provided that in the event the Agent or any Bank pursuant to subsection 2.14(a) makes available to the Company a Reimbursing Bank's Commitment Percentage of a requested borrowing, the Agent or such Bank providing such funding shall be entitled to receive all payments that would otherwise be payable to such Reimbursing Bank until such time as the Agent or such Bank, as the case may be, shall have received an amount equal to the amount so funded on behalf of such Reimbursing Bank, together with interest thereon as provided in subsection 2.14(a). All payments (including prepayments) to be made by the Company hereunder and under the Notes, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 p.m., Eastern time, on the due date thereof to the Agent, for the account of the Banks, at the Agent's office specified in subsection 10.2, in Dollars and in immediately available funds. The Agent shall distribute such payments to the Banks promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         2.15 EXTENSION OF TERMINATION DATE. By the date which is one year and 90 days prior to the initial Termination Date (and if the initial Termination Date has been extended pursuant to this subsection, by the date which is one year and 90 days prior to the Termination Date as so extended by the first Extension), the Company may notify the Agent of its desire to extend the Termination Date, each such Extension consisting of one additional year (each, an "Extension"), and its request that the Banks approve such Extension, whereupon the Agent shall promptly notify the Banks of such request. The Agent shall notify the Company of the decision of the Banks (to be made in the Banks' sole discretion) with respect thereto not later than 60 days after the Agent's receipt of the request for such Extension. If all of the Banks agree to the requested Extension, the Termination Date shall be so extended.

         2.16 ANNUAL CLEAN-DOWN OF REVOLVING CREDIT LOANS. If at any time the Company shall default in the observance or performance of any agreement contained in Section 7, irrespective of whether such default is cured by the Company or any action is taken by the Agent or any Bank, then, for a period of at least 30 Consecutive Days during the Clean-Down Periods occurring during the fiscal years set forth below, the aggregate principal amount of Revolving Credit Loans outstanding at all times during such 30-day period shall not exceed the amount set forth opposite the respective fiscal years:

                                         Maximum Revolving Credit
        FISCAL YEARS                     LOANS OUTSTANDING
        ---------------------------------------------------------

            2001                         $18,000,000
            2002                          12,000,000
            2003                           6,000,000

         2.17 ILLEGALITY. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain LIBOR Loans as contemplated by this Agreement, (a) the commitment of such Bank hereunder to make LIBOR Loans, continue LIBOR Loans as such and convert Alternate Base Rate Loans to LIBOR Loans shall forthwith be canceled and (b) such Bank's Loans then outstanding as LIBOR Loans, if any, shall be converted automatically to Alternate Base Rate Loans on the respective last days of the then current LIBOR Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a LIBOR Loan occurs on a day which is not the last day of the then current LIBOR Interest Period with respect thereto, the Company shall pay to such Bank such amounts, if any, as may be required pursuant to subsection 2.20.

         2.18     REQUIREMENTS OF LAW.

         (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Bank with any request or directive (whether having the force of law or not) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject any Bank to any tax of any kind whatsoever with respect to this Agreement, any Note or any LIBOR Loan made by it, or change the basis of taxation of payments to such Bank in respect thereof (except for Non-
                  Excluded Taxes covered by subsection 2.19 and changes in the rate of tax on the overall net income of such Bank);

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Bank which is not otherwise included in the determination of the LIBOR Rate hereunder; or

                  (iii)    shall impose on such Bank any other condition;

and the result of any of the foregoing is to increase the cost to such Bank, by an amount which such Bank deems to be material, of making, converting into, continuing or maintaining LIBOR Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Company shall promptly pay such Bank, upon its demand, any additional amounts necessary to compensate such Bank for such increased cost or reduced amount receivable. If any Bank becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Company, through the Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Bank, through the Agent, to the Company shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         (b) If any Bank shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Bank or any corporation controlling such Bank with any request or directive regarding capital adequacy (whether having the force of law or not) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Bank's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Bank or such corporation could have achieved but for such change or compliance (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, after submission by such Bank to the Company (with a copy to the Agent) of a written request therefore, the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

         2.19     TAXES.

         (a) All payments made by the Company under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Agent or any Bank as a result of a present or former connection between the Agent or such Bank and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent or such Bank having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Notes). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Agent or any Bank hereunder or under the Notes, the amounts so payable to the Agent or such Bank shall be increased to the extent necessary to yield to the Agent or such Bank (after payment of all

Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes, provided, however, that the Company shall not be required to increase any such amounts payable to any Bank that is not organized under the laws of the United States of America or a state thereof if such Bank fails to comply with the requirements of paragraph (b) of this subsection. Whenever any Non-Excluded Taxes are payable by the Company, as promptly as possible thereafter the Company shall send to the Agent for its own account or for the account of such Bank, as the case may be, a certified copy of an original official receipt received by the Company showing payment thereof. If the Company fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Company shall indemnify the Agent and the Banks for any incremental taxes, interest or penalties that may become payable by the Agent or any Bank as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         (b) Each Bank that is not incorporated under the laws of the United States of America or a state thereof shall:

                  (i) deliver to the Company and the Agent (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

                  (ii) deliver to the Company and the Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company; and

                  (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company or the Agent unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank so advises the Company and the Agent. Such Bank shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Bank or a Participant pursuant to subsection 10.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Bank from which the related participation shall have been purchased.

         2.20 INDEMNITY. The Company agrees to indemnify each Bank and to hold each Bank harmless from any loss or expense which such Bank may sustain or incur as a consequence of (a) default by the Company in making a borrowing of, conversion into or continuation of LIBOR Loans after the Company has given a notice requesting the same in accordance with the provisions of this Agreement,
(b) default by the Company in making any prepayment after the Company has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of LIBOR Loans on a day which is not the last day of an LIBOR Interest Period with respect thereto. Such indemnification may include, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds obtained to fund or maintain a LIBOR Loan during any LIBOR Interest Period, which any Bank may incur as a consequence of such failure to borrow, convert or continue, as the case may be. A certificate by Agent as to the amount of such loss, expense or increased costs shall, when submitted to the Company, be conclusive, in the absence of manifest error, unless the Company shall have provided the Agent with written notice of the Company's objection to all or any portion of such certificate not later than ten (10) days after the date on which such certificate is submitted to the Company. Any such LIBOR Loan shall not be deemed paid or satisfied until all such additional amounts are paid. Agent agrees to provide the Company with such information as the Company may reasonably request with respect to the calculation of any such losses or expenses. The covenant contained in this subsection 2.20 shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                          SECTION 3. LETTERS OF CREDIT

         3.1      L/C COMMITMENT.

         (a) Subject to the terms and conditions hereof, the Issuing Bank, in reliance on the agreements of the other Banks set forth in subsection 3.5(a), agrees to issue standby letters of credit for the account of the Company and its Designated Subsidiaries on any Business Day on or after the Effective Date until the date which is five Business Days prior to the end of the Commitment Period in such form as may be approved from time to time by the Issuing Bank (all such letters of credit outstanding on the date hereof and all letters of credit to be issued hereunder, together with all extensions, renewals and replacements thereof, are herein collectively referred to as the "Letters of Credit"); provided that the Issuing Bank shall have no obligation to issue any Letter of Credit if at the time of such issuance a Default exists or an Event of Default has occurred and is continuing or if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the Available Revolving Credit Commitment would be less than zero. Each Letter of Credit shall
(i) be denominated in Dollars, (ii) expire no later than the Termination Date and (ii) expire no later than a date one year after its issuance. Each Letter of Credit shall be issued as credit support for (x) insurance and vendor financial obligations, (y) performance bonds issued on behalf of the Company or any Designated Subsidiary in its ordinary course of business, including, but not limited to, bonds required for court proceedings, or (2) other similar financial support for obligations of the Company.

         (b) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of the Issuing Bank's principal place of business.

         (c) The Issuing Bank shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

         3.2 PROCEDURE FOR ISSUANCE OF LETTERS OF CREDIT. The Company may from time to time request that the Issuing Bank issue a Letter of Credit by delivering to the Issuing Bank at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may request. Upon receipt of any Application, the Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Bank be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereof) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Bank and the Company. The Issuing Bank shall furnish a copy of such Letter of Credit to the Company and the other Banks promptly following the issuance thereof.

         3.3      FEES, COMMISSIONS AND OTHER CHARGES.

         (a) The Company shall pay to the Agent a letter of credit facility fee (the "L/C Fee"), upon issuance of a Letter of Credit, in an amount equal to the product of (i) the face amount of such Letter of Credit, times (ii) the applicable Letter of Credit Rate, times (iii) the term of such Letter of Credit, expressed as a fraction equal to the number of days of such term divided by three hundred sixty-five (365). The applicable Letter of Credit Rate shall be determined based upon the calculations submitted to the Banks pursuant to subsection 6.1(b) and shall be effective as of the first day of the fiscal quarter next following the date such calculations are submitted to the Banks. Any change in the applicable Letter of Credit Rate as a consequence of the Banks' review of the aforesaid calculation after the effective date of such Letter of Credit Rate shall be retroactively applied to the first day such Letter of Credit Rate became effective. In the event that the Letter of Credit Rate can not be determined at any time because the Company's financial statements for the immediately preceding fiscal quarter are not available at such time, the Letter of Credit Rate shall be presumed to be the same as the Letter of Credit Rate as of the last FQED for which the Company's financial statements were available. Any change in the L/C Fee as a consequence of a change in the Letter of Credit Rate shall be effective as of the date of such change in the Letter of Credit Rate. Any increase or reduction in the L/C Fee as a consequence of an increase or reduction in the Letter of Credit Rate, as the case may be, shall be credited against or deducted from the next L/C Fee, as the case may be. In the event any Letter of Credit is terminated or the available credit thereunder is permanently reduced prior to the stated expiry date thereof, the Company shall be entitled to a rebate of that portion of the L/C Fee paid with respect to such Letter of Credit which is allocable pro rata to the portion of the Letter of Credit that has been terminated or reduced, as the case may be, as determined by the Issuing Bank. Each L/C Fee payable under this subsection 3.3 shall be shared ratably among the Banks in accordance with their respective Commitment Percentages.

         (b) In addition to the L/C Fees, the Company shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses as are incurred or charged by the issuing Bank in issuing, processing, effecting payment under, amending or otherwise administering any Letter of Credit.

         (c) The Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the L/C Participants all fees and commissions received by the Agent for their respective accounts pursuant to this subsection.

         3.4 REIMBURSEMENT OBLIGATION OF THE COMPANY. The Company agrees to reimburse the Issuing Bank on each date on which the Issuing Bank notifies the Company of the date and amount of a draft presented under any Letter of Credit and paid by the

Issuing Bank for the amount of (a) such draft so paid and (b) any taxes (other than income taxes), fees, charges or other costs or expenses incurred by the Issuing Bank in connection with such payment. Each such payment shall be made to the Issuing Bank at its address for notices specified herein in Dollars and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Company under this subsection from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Loans which were then overdue under subsection 2.3. Each drawing under any Letter of Credit shall constitute a request by the Company to the Agent for the borrowing pursuant to subsection 2.1 of Revolving Credit Loans in the amount of such drawing and any reimbursement made by an L/C Participant pursuant to subsection
3.5 shall constitute a Revolving Credit Loan pursuant to subsection 2.3.

         3.5      L/C DRAWS AND REIMBURSEMENTS.

         (a) Each L/C Participant unconditionally and irrevocably agrees with the Issuing Bank that, if a draft is paid under any Letter of Credit for which the Issuing Bank is not reimbursed in full by the Company in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Bank upon demand at the Issuing Bank's address for notices specified herein an amount equal to such L/C Participant's Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed through participation or otherwise. In furtherance of the foregoing, the Issuing Bank irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Bank to issue Letter of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Bank, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Commitment Percentage in the Issuing Bank's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Bank thereunder.

         (b) If any amount required to be paid by any L/C Participant to the Issuing Bank pursuant to subsection 3.5(a) in respect of any unreimbursed portion of any payment made by the Issuing Bank under any Letter of Credit is paid to the Issuing Bank within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Bank on demand an amount equal to the product of (1) such amount, TIMES (2) the daily average Federal Funds Effective Rate, as quoted by the Issuing Bank, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Bank, TIMES (3) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 365. If any such amount required to be paid by any L/C Participant pursuant to subsection 3.4(a) is not in fact made available to the Issuing Bank by such L/C Participant within three Business Days after the date such payment is due, the Issuing Bank shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum equal to the Alternate Base Rate. A certificate of the Issuing Bank submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

         (c) Whenever, at any time after the Issuing Bank has made payment under any Letter of Credit and has received from any L/C Participant its share of such payment in accordance with subsection 3.5(a), the Issuing Bank receives any payment related to such Letter of Credit (whether directly from the Company or otherwise, including proceeds of collateral applied thereto by the Issuing
Bank), or any payment of interest on account thereof, the Issuing Bank will distribute to such L/C Participant its share thereof; PROVIDED, HOWEVER, that in the event that any such payment received by the Issuing Bank shall be required to be returned by the Issuing Bank, such L/C Participant shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to it.

         3.6 OBLIGATIONS ABSOLUTE. The Company's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Company may have or have had against the Issuing Bank or any beneficiary of a Letter of Credit. The Company also agrees with the Issuing Bank that the Issuing Bank shall not be responsible for, and the Company's Reimbursement Obligations under Subsection 3.4 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Company and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Company against any beneficiary of such Letter of Credit or any such transferee. The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct. The Company agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of Connecticut, shall be binding on the Company and shall not result in any liability of the Issuing Bank to the Company.

         3.7 LETTER OF CREDIT PAYMENTS. If any draft shall be presented for payment under any Letter of Credit, the Issuing Bank shall promptly notify the Company and the Banks of the date and amount thereof. The responsibility of the Issuing Bank to the Company in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

         3.8 APPLICATION. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this
Section 3, the provisions of this Section 3 shall apply.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

         To induce the Banks to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit the Company hereby represents and warrants to the Agent and each Bank that:

         4.1      FINANCIAL CONDITION.

         (a) The consolidated balance sheet of the Company and its consolidated Subsidiaries as of January 30, 1999 and the related consolidated statements of operations and retained earnings and of cash flows for the fiscal year ended on such date, reported on by Arthur Andersen LLP, copies of which have heretofore been furnished to each Bank, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of October 30, 1999 and the related unaudited consolidated statements of operations and retained earnings for the nine-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Bank, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations for the nine-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein).

         (b) Except as set forth on SCHEDULE II, neither the Company nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to in subsection 4.1(a), any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the financial statements referred to in subsection 4.1(a) or in the notes thereto.

         (c) Except as set forth on SCHEDULE III, during the period from January 30, 1999 to and including the date hereof there has been no sale, transfer or other disposition by the Company or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Company and its consolidated Subsidiaries as of January 30, 1999.

         4.2 NO CHANGE. Since January 30, 1999, (a) except as set forth on
SCHEDULE IV, there has been no development or event nor any prospective development or event which has had or could have a Material Adverse Effect and
(b) except as set forth on SCHEDULE IV or as permitted by this Agreement, no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Company or any of its Subsidiaries nor has any of the Capital Stock of the Company been redeemed, retired, purchased or otherwise acquired for value by the Company or any of its Subsidiaries.

         4.3 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Each of the Company and each Designated Subsidiary (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged in each jurisdiction where the failure to have such power, authority or right would have a Material Adverse Effect, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure so to qualify could not have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

         4.4 CORPORATE POWER, AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Company has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement, the Notes, each Application and the other Loan Documents to which it is a party, to borrow hereunder and to grant the Liens pursuant to the Security Documents to which it is a party and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and the Notes, the grant of the Liens pursuant to the Security Documents to which it is a party and the execution, delivery and performance of this Agreement, the Notes, each Application and each other Loan Document to which it is a party. No consent or authorization of, filing with or other action by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder, the grant of the Liens pursuant to the Security Documents or the execution, delivery, performance, validity or enforceability of this Agreement, the Notes, each Application or any other Loan Document except that prior authorization of the SBA is required for any exercise of remedies under the Subsidiary Pledge Agreement with respect to the FinOp common stock pledged thereunder and under the Company Pledge Agreement with respect to the common stock of CONNA Corporation pledged thereunder. This Agreement and each other Loan Document to which the Company is a party (except the Notes) has been, and each Note will be, duly executed and delivered on behalf of the Company. This Agreement and each other Loan Document to which the Company is a party (except the Notes) constitutes, and each Note when executed and delivered will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         4.5 NO LEGAL BAR. The execution, delivery and performance of this Agreement, the Notes, each Application and each other Loan Document, the grant of the Liens pursuant to the Security Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Company or of any Designated Subsidiary and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

         4.6 NO MATERIAL LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any Designated Subsidiary or against any of its or their respective properties or revenues (a) with respect to this Agreement, the Notes, any Application or any other Loan Document or any of the transactions contemplated hereby or thereby or (b) which could have a Material Adverse Effect, except with respect to matters described on SCHEDULE VII or as disclosed in the Company's most recent annual report.

         4.7 NO DEFAULT. Neither the Company nor any Designated Subsidiary is in default under or with respect to any of its Contractual Obligations or Capital Stock in any respect which could have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         4.8 OWNERSHIP OF PROPERTY; LIENS. Each of the Company and each Designated Subsidiary has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to all its other property except for any defect in title thereto or leasehold interest therein which could not in the aggregate have a Material Adverse Effect, and none of the property owned or leased by the Company or any Designated Subsidiary is subject to any Lien except as permitted by subsection 7.3 or which could not in the aggregate have a Material Adverse Effect.

         4.9 INTELLECTUAL PROPERTY. The Company and each Designated Subsidiary owns, or is licensed to use, all trademarks, trade names, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Company know of any valid basis for any such claim which could or might have a Material Adverse Effect. The use of such Intellectual Property by the Company and each Designated Subsidiary does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not have a Material Adverse Effect.

         4.10 NO BURDENSOME RESTRICTIONS. No Requirement of Law or Contractual Obligation of the Company or any Designated Subsidiary has a Material Adverse Effect.

         4.11 TAXES. Each of the Company and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Company, are required to be filed (the "Tax Returns") and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be) where the failure to so file such Tax Returns or to pay such taxes could or might have a Material Adverse Effect; no tax Lien has been filed, and, to the knowledge of the Company, no claim is being asserted, with respect to any such tax, fee or other charge. SCHEDULE XI sets forth a complete and correct list of all audits concerning any Tax Return that are being conducted by any Governmental Authority or are otherwise in progress on the Effective Date.

         4.12 FEDERAL REGULATIONS. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by any bank or the Agent, the Company will furnish to the Agent and each Bank a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

         4.13 ERISA. No Reportable Event has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. The present value of all accrued benefits under each Single Employer Plan maintained by the Company or any Commonly Controlled Entity (based on those assumptions used to fund the Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan except as set forth on Part A of SCHEDULE V, and neither the Company nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made, except as set forth on Part B of SCHEDULE V. No such Multiemployer Plan is in Reorganization or insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Company and each Commonly Controlled Entity for post-retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits.

         4.14 INVESTMENT COMPANY ACT; OTHER REGULATIONS. Neither the Company nor any Subsidiary (other than FinOp) is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Neither the Company, FinOp nor any Designated Subsidiary is subject to regulation under the 1940 Act or any Federal or State statute or regulation which limits its ability to incur Indebtedness.

         4.15 SUBSIDIARIES. All the Subsidiaries of the Company (other than the Designated Subsidiaries) are listed on Part B of SCHEDULE VI. The assets owned by the Designated Subsidiaries on the Effective Date represent in the aggregate at least 90% of the total assets of the Company and its Subsidiaries as shown on the audited consolidated balance sheet as at January 30, 1999 referred to in subsection 4.1(a). The revenues of the Designated Subsidiaries represent in the aggregate at least 90% of the revenues of the Company and its Subsidiaries as shown on the audited consolidated statement of operations and retained earnings for the period ended January 30, 1999 referred to in subsection 4.1(a).

         4.16 PURPOSE OF LOANS. The proceeds of the Loans shall be used by the Company for the working capital needs of the Company, including, without limitation, financing any Reimbursement Obligations, capital expenditures, and financing any other general corporate purposes of the Company or any Designated Subsidiary in the ordinary course of the Company's or such Subsidiary's business.

         4.17 ENVIRONMENTAL MATTERS. To the best knowledge of the Company, each of the representations and warranties set forth in paragraphs (a) through (e) of this subsection is true and correct with respect to each parcel of real property heretofore or now owned or operated by the Company or any Subsidiary (the "Properties"), except as set forth on SCHEDULE VII and except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct could not have a Material Adverse Effect:

         (a) The Properties do not contain, and have not previously contained, in, on, or under, including, without limitation, the soil and groundwater thereunder, any Hazardous Materials.

         (b) The Properties and all operations and facilities at the Properties are in compliance with all Environmental Laws, and there is no Hazardous Materials contamination or violation of any Environmental Law which could interfere with the continued operation of any of the Properties or impair the fair saleable value of any thereof.

         (c) Neither the Company nor any of its Subsidiaries has received any complaint, notice of violation, alleged violation, investigation or advisory action or of potential liability or of potential responsibility regarding environmental protection matters or permit compliance with regard to the Properties, nor is the Company aware that any Governmental Authority is contemplating delivering to the Company or any of its Subsidiaries any such notice.

         (d) Hazardous Materials have not been generated, treated, stored, disposed of, at, on or under any of the Properties, nor have any Hazardous Materials been transferred from the Properties to any other location.

         (e) There are no governmental, administrative or judicial proceedings pending or contemplated under any Environmental Laws to which the Company or any of its Subsidiaries is or will be named as a party with respect to the Properties, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any of the Properties.

         4.18     SECURITY DOCUMENTS.

         (a) The provisions of each Pledge Agreement are effective to create in favor of the Agent for the ratable benefit of the Banks a legal, valid and enforceable security interest in all right, title and interest of the pledgor in the Collateral as described therein. Each Pledge Agreement constitutes a fully perfected first lien on, and security interest in, all right, title and interest of the pledgor in the Collateral described therein.

         (b) The provisions of the Company Security Agreement are effective to create in favor of the Agent for the ratable benefit of the Banks a legal, valid and enforceable security interest in all right, title and interest of the Company in the Collateral as described therein. Except where failure to file would not have a material effect on Agent's ability to effectively realize on the Collateral, as a whole, the Company Security Agreement constitutes a fully perfected first lien on, and security interest in, all right, title and interest of the Company in the Collateral described therein, and no Uniform Commercial Code financing statements have been filed by any other Person with respect to such Collateral other than as may be filed in connection with this Agreement and except as described on SCHEDULE IX hereto.

         (c) The provisions of each of the Subsidiary Security Agreements are effective to create in favor of the Agent for the ratable benefit of the Banks a legal, valid and enforceable security interest in all right, title and interest of such Subsidiary in the Collateral as described therein. Except where failure to file would not have a material effect on Agent's ability to effectively realize on the Collateral, as a whole, each Subsidiary Security Agreement constitutes a fully perfected first lien on, and security interest in, all right, title and interest of such Subsidiary in the Collateral described therein, and no Uniform Commercial Code financing statements have been filed by any other Person with respect to such Collateral other than as may be filed in connection with this Agreement and except as described on SCHEDULE IX hereto.

         4.19 COMPANY SENIOR INDEBTEDNESS. The extensions of credit under this Agreement, the Notes and each Application will be, and are hereby designated as, Company Senior Indebtedness under and as defined in the Senior Subordinated Indenture.

                         SECTION 5. CONDITIONS PRECEDENT

         5.1 CONDITIONS TO INITIAL EXTENSION OF CREDIT. The agreement of each Bank to make the initial extension of credit requested to be made by it is subject to the satisfaction of the following conditions precedent:

         (a) AGREEMENT, NOTES. The Agent shall have received (i) with a counterpart for each Bank, this Agreement, executed and delivered by a duly authorized officer of the Company, and (ii) for the account of each Bank, a Revolving Credit Note conforming to the requirements hereof and executed by a duly authorized officer of the Company.

         (b) OTHER LOAN DOCUMENTS. The Agent shall have received, with a counterpart for each Bank, (i) the Subsidiary Guarantee, executed and delivered by a duly authorized officer of each Designated Subsidiary, (ii) the Company Pledge Agreement, executed and delivered by a duly authorized officer of the Company, (iii) the Subsidiary Pledge Agreement, executed and delivered by a duly authorized officer of each Designated Subsidiary, (iv) a Subsidiary Security Agreement, executed and delivered by a duly authorized officer of each Subsidiary, (v) the Company Security Agreement, executed and delivered by a duly authorized officer of the Company, and the Collateral Disclosure List executed and delivered by a duly authorized officer of the Company.

         (c) EXISTING INDEBTEDNESS. The Agent shall have received, with a copy for each Bank, a certificate, dated on or before the Effective Date, executed by a duly authorized officer of the Company certifying that, on or before the Effective Date, the Company shall have paid in full all indebtedness of the Company outstanding under that Credit Agreement dated April 24, 1996 and as amended from time to time, by and between Bank of Boston Connecticut, as agent, the Company and the banks a party thereto, other than the indebtedness represented by the letters of credit described on SCHEDULE VIII, each of which has the benefit of a Letter of Credit issued on the Effective Date by the Agent.

         (d) PLEDGED STOCK; STOCK POWERS. The Agent shall have received (A) certificates representing the stock pledged pursuant to each Pledge Agreement, together with an undated stock power executed in blank for each such certificate, and (B) the Acknowledgments and Consents attached as exhibits to each Pledge Agreement, in each case executed and delivered by a duly authorized officer of the relevant issuer.

         (e) UCC FILINGS. All documents (including, without limitation, financing statements) required to be filed in respect of the Company Security Agreement in order to create in favor of the Agent for the ratable benefit of the Banks a perfected, first priority security interest in the Collateral described therein with respect to which a security interest may be perfected by filing under the Uniform Commercial Code shall have been properly filed in each office listed on SCHEDULE XII. The Agent shall have received acknowledgment copies of all such filings (or, in lieu thereof, other evidence satisfactory to it that all such filings have been made); and the Agent shall have received evidence that all necessary filing fees and all taxes or other expenses related to such filings have been paid in full.

         (f) CORPORATE PROCEEDINGS. The Agent shall have received, with a counterpart for each Bank, a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of the Company and each Designated Subsidiary authorizing (i) the execution, delivery and performance of the Loan Documents to which it is a party, (ii) with respect to the Company, the grant of the Liens pursuant to the Security Documents to which it is a party, and (iv) with respect to each Designated Subsidiary, the grant of the Liens pursuant to the Security Documents to which it is a party, in each case certified by the Secretary or an Assistant Secretary of the Company or such Designated Subsidiary at the Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and shall be in form and substance satisfactory to the Agent.

         (g) INCUMBENCY CERTIFICATES. The Agent shall have received a certificate dated the Effective Date, of the Secretary or an Assistant Secretary of the Company and each Designated Subsidiary as to the incumbency and signature of the officer or officers signing the Loan Documents to which such Person is a party, together with evidence of the incumbency of such Secretary or Assistant Secretary.

         (h) CORPORATE DOCUMENTS. The Agent shall have received, with a counterpart for each Bank, true and complete copies of the certificate of incorporation and by-laws of the Company and each Designated Subsidiary, certified at the Effective Date as complete and correct copies thereof, by the Secretary or an Assistant Secretary of the Company or such Designated Subsidiary.

         (i) GOOD STANDING CERTIFICATES. The Agent shall have received, with a copy for each Bank, copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of the Company and each Designated Subsidiary.

         (j) FINANCIAL STATEMENTS. The Agent shall have received, with copies for each Bank, copies of the financial statements referred to in subsection 4.1 and all other documents requested by the Agent in connection with its completion of a testing and review of the assets and liabilities of the Company and its Subsidiaries.

         (k) LIEN SEARCHES. The Agent shall have received the results of a recent search by a Person satisfactory to the Agent, of Uniform Commercial Code and other filings which may have been filed with respect to the personal property of the Company or any Designated Subsidiaries in those locations of which the Agent notifies the Company prior to the Effective Date.

         (l) LITIGATION. No suit, action, investigation, inquiry or other proceeding (including, without limitation, the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be formally instituted or threatened and no preliminary or permanent injunction or restraining order by a state or federal court shall have been entered or threatened (i) in connection with any Loan Document or any of the transactions contemplated hereby or thereby or (ii) which, in the reasonable opinion of the Banks, could have a Material Adverse Effect.

         (m) NO VIOLATION. The consummation of the transactions contemplated by this Agreement, the Notes, each Application and the other Loan Documents shall not contravene, violate or conflict with, nor involve the Agent or any Bank in any violation of, any Requirement of Law.

         (n) FEES. The Agent and each Bank shall have received the fees to be received by it on the Effective Date referred to in subsection 2.8 and the Agent shall have received an agency fee in the amount of $20,000, and the fees and disbursements of Updike, Kelly & Spellacy, P.C., special counsel for the Agent, shall have been paid in full on the Effective Date. Annually on the anniversary of the Effective Date the Company shall pay to the Agent an annual agency fee of $20,000.

         (o) LEGAL OPINIONS. The Agent shall have received, with a counterpart for each Bank, the executed legal opinions of Baker & Hostetler, counsel to the Company and its Subsidiaries, and Peter D. Miller, General Counsel to the Company and its Subsidiaries, each dated the Effective Date and substantially in the form of EXHIBIT F, with such changes thereto as the Agent shall approve. Such legal opinions shall cover such other matters incident to the transactions contemplated by this Agreement as the Agent may reasonably require.

         (p) CONSENTS, LICENSES AND APPROVALS. The Agent shall have received, with a counterpart for each Bank, a certificate, dated the Effective Date, executed by a duly authorized officer of the Company stating that all consents, authorizations, notices and filings necessary or advisable in connection with the financings contemplated by this

Agreement and the continuing operations of the Company, have been obtained and are in full force and effect, except where the failure to obtain such consents, authorizations, notices or filings could not have a Material Adverse Effect.

         5.2 CONDITIONS TO EACH EXTENSION OF CREDIT. The agreement of each Bank to make any extension of credit requested to be made by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction on the Effective Date and on such borrowing date of the following conditions precedent:

         (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Company and each Subsidiary in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date; provided that, with respect to extensions of credit made after the Effective Date, Guarantee Obligations incurred after the Effective Date and in accordance with the terms of this Agreement shall not be deemed a breach of the representation and warranty set forth in subsection 4.1(b) to the extent that such Guarantee Obligations are not described in the financial statements described in subsection 4.1(a).

         (b) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extension of credit requested to be made on such date.

         (c) ADDITIONAL DOCUMENTS. The Agent shall have received each additional document, instrument, legal opinion or item of information reasonably requested by it, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which the Company or any Subsidiary may be a party.

         (d) ADDITIONAL MATTERS. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Agent, and the Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each borrowing by and Letter of Credit issued on behalf of the Company hereunder shall constitute a representation and warranty by the Company as of the date of such Loan or Letter of Credit that the conditions contained in this subsection
5.2 have been satisfied.

                        SECTION 6. AFFIRMATIVE COVENANTS

         The Company hereby agrees that, so long as the Commitments remain in effect, any Note or any Letter of Credit remains outstanding and unpaid or any other amount is owing to any Bank or the Agent hereunder, the Company shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

         6.1      FINANCIAL STATEMENTS.  Furnish to each Bank:

         (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of operations and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Arthur Andersen LLP or other independent certified public accountants of nationally recognized standing not unacceptable to the Required Banks; and

         (b) as soon as available, but in any event not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such quarter, (i) the related unaudited consolidated statement of operations and retained earnings of the Company and its consolidated Subsidiaries, for such quarter and the portion of the fiscal year through the end of such quarter, and the related unaudited consolidated statement of cash flows of the Company and its consolidated Subsidiaries for the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated financial statements of the Company and its consolidated Subsidiaries (subject to normal year-end audit adjustments) and (ii) a statement setting forth the aggregate amount of Capital Expenditures made by the Company and its consolidated Subsidiaries during such fiscal period (which aggregate amount shall separately specify the total amount of Capital Expenditures consisting of cash and the total amount of Capital Expenditures consisting of Financing Leases and other non-cash financings), in each case, certified by a Responsible Officer as being fairly stated in all material respects when, in the case of the financial statements delivered pursuant to clause (i) above, considered in relation to the consolidated financial statements of the Company and its consolidated Subsidiaries (subject to normal year-end audit adjustments); and

         (c) as soon as available, but in any event not later than 45 days after the last day of each of the 12 fiscal periods of each fiscal year of the Company (other than the last such fiscal period in each such fiscal year), the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such fiscal period and the related unaudited consolidated statement of operations and retained earnings of the Company and its consolidated Subsidiaries for such fiscal period and the portion of the fiscal year of the Company through the end of such fiscal period, setting forth in each case in comparative form the figures for the previous year; all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

         6.2      CERTIFICATES; OTHER INFORMATION.  Furnish to each Bank:

         (a) concurrently with the delivery of the financial statements referred to in subsection 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

         (b) (i) concurrently with the delivery of each of the financial statements referred to in subsections 6.1(a) and 6.1(b), a certificate of a Responsible Officer (which certificate shall set forth, in detail, all interim and preparatory figures and calculations used in determining the Company's satisfaction of its covenants and agreements contained in subsection 7.1) stating that, to the best of such Officer's knowledge, each of the Company and its Subsidiaries during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement, the Notes and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) concurrently with the delivery of the financial statements referred to in subsection 6.1(a), a certificate of a Responsible Officer setting forth the aggregate Net Cash Proceeds received by the Company and any of its Subsidiaries during the preceding fiscal year, the portion thereof which has been reinvested by the Company or its Subsidiaries in fixed or capital assets or POS Program Expenses, the portion thereof which has been applied by or on behalf of the Company to make any mandatory prepayment in accordance with subsection
2.11 and any remaining balances in respect of such Net Cash Proceeds which have not been so reinvested or applied;

         (c) if delivered, as soon thereafter as practicable but in no event later than fifteen days after receipt, a copy of the letter, if any, addressed to the Company, of the certified public accountants who prepared the financial statements referred to in subsection 6.1(a) for such fiscal year and otherwise referred to as a "management letter";

         (d) as soon as available, but in any event within 30 days after the end of each fiscal year of the Company, a copy of (i) the projections by the Company of the operating budget and cash flow budget of the Company and its Subsidiaries for the succeeding three (3) fiscal years and (ii) the projected consolidated balance sheet of the Company and its consolidated subsidiaries as at the last day of each of such three (3) succeeding fiscal years. Such projections and projected balance sheet to be accompanied by a certificate of a Responsible Officer to the effect that such projections and projected balance sheet have been prepared on the basis of sound financial planning practice and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

         (e) within five days after the same are sent, copies of all financial statements and reports which the Company sends to its stockholders, and within five days after the same are filed, copies of all financial statements and reports which the Company may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

         (f) promptly, such additional financial and other information as any Bank may from time to time reasonably request.

         6.3 PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves conformity with GAAP with respect thereto have been provided on the books of the Company or its Subsidiaries, as the case may be or except where the failure to pay, discharge or otherwise satisfy could not have a Material Adverse Effect.

         6.4 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 7.5; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

         6.5 MAINTENANCE OF PROPERTY; INSURANCE. (a) Keep all property useful and necessary in its business in good working order and condition except where the failure to do so could not have a Material Adverse Effect; (b) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Bank, upon written request, full information as to the insurance carried; provided that a program of self-insurance maintained by the Company and its Subsidiaries with respect to certain product liability, workers' compensation, environmental liability, public liability, accident and health and property insurance risks shall comply with the requirements of subsection 6.5(b) so long as adequate reserves in connection with such self-insurance program are taken and maintained in accordance with GAAP and such program is otherwise reasonably satisfactory to the Agent.

         6.6 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Bank, upon reasonable notice to the Company, to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Company and its Subsidiaries with officers and employees of the Company and its Subsidiaries and with its independent certified public accountants.

         6.7      NOTICES.  Promptly give notice to the Agent and each Bank of:

         (a)      the occurrence of any Default or Event of Default;

         (b) any (i) default or event of default under any Contractual Obligation of the Company or any of its Subsidiaries, or (ii) litigation, investigation or proceeding which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, would have a Material Adverse Effect;

         (c) any litigation or proceeding affecting the Company or any of its Subsidiaries in which the amount involved is $1,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought which individually or in the aggregate could or might have a Material Adverse Effect; provided that the Company shall not be required to give notice of any such litigation or proceeding if the Company has reasonably determined, after consultation with counsel, that the possibility is remote that such litigation or proceeding will result in a judgment of $1,000,000 or more or in injunctive or similar relief against the Company or its Subsidiaries;

         (d) the following events, as soon as possible and in any event within 30 days after the Company knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, or any withdrawal from, or the termination, Reorganization or Insolvency of any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Company or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

         (e) as soon as the Company knows or has reason to know that it or any Subsidiary has become liable for remediation and/or environmental compliance expenses and/or fines, penalties or other charges which, in the aggregate, are in excess of $2,500,000 at any one time outstanding (net of all reimbursements in respect of such amounts from any state trust funds which have been or are reasonably expected to be made to the Company or its Subsidiaries and have been recognized as a receivable or may properly be set off as a credit against such liabilities in accordance with GAAP); and

         (f) a material adverse change in the business, operations, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

         6.8      ENVIRONMENTAL LAWS.

         (a) Comply with, and insure compliance by all tenants and subtenants, if any, with, all Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, registrations or permits required by Environmental Laws, except to the extent that failure to do so could not have a Material Adverse Effect;

         (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities respecting Environmental Laws, except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not have a Material Adverse Effect;

         (c) Defend, indemnify and hold harmless the Agent and the Banks, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of or noncompliance with any Environmental Laws by the Company or any of its Subsidiaries, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorney's and consultant's fees, investigation and laboratory fees, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor.

         (d) Prepare and deliver, at least as frequently as once each fiscal quarter, to the Agent and to each other Bank, a report setting forth a summary, as of the end of such fiscal quarter, of (i) the gross amount of all sums accrued in respect of any remediation required by applicable Environmental Laws,
(ii) all reimbursements in respect of such amounts from any state trust funds which have been or are reasonably expected to be made to the Company or its Subsidiaries and have been recognized as a receivable or may properly be set off as a credit against the cost of such remediation under GAAP and (iii) the net amount of all sums accrued in respect of such remediation costs.

         6.9 ADDITIONAL DESIGNATED SUBSIDIARIES. If, at any time following the delivery of the financial statements referred to in subsections 6.1(a) and (b), the Company cannot (x) represent and warrant to the Agent and the Banks as to the matters set forth in either the second or third sentences of subsection 4.15 because a Subsidiary or certain

Subsidiaries not named a Designated Subsidiary on the Effective Date causes the Designated Subsidiaries to fail to reach the percentage threshold set forth in either of such sentences or (y) pursuant to the provisions of Section 4.14 of the Senior Subordinated Indenture, is required to cause one or more of its Subsidiaries to become an additional "Guarantor" (as defined in the Senior Subordinated Indenture) (in either case, an "Undesignated Subsidiary"), then as soon as possible and in any event concurrently with any actions taken in respect thereof under the Senior Subordinated Indenture or within 15 days after the delivery of such financial statements, (a) the Company shall deliver to the Agent, with a counterpart for each Bank, (i) a supplement to the Subsidiary Guarantee, satisfactory in form and substance to the Agent, whereby such Undesignated Subsidiary guarantees the Obligations (as defined in the Subsidiary Guarantee and subject to the Maximum Guaranteed Amount, as defined therein, with respect to such Undesignated Subsidiary) and agrees to be bound by the terms and conditions of the Subsidiary Guarantee, (ii) the Capital Stock of any such Undesignated Subsidiary, pledged and delivered by the holder thereof pursuant to a supplement to the pledge agreement to which such holder is a party, duly authorized, executed and delivered by such holder and otherwise in form and substance satisfactory to the Agent, (iii) a Subsidiary Security Agreement, satisfactory in form and substance to the Agent, executed by such Undesignated Subsidiary, and (iv) an opinion of counsel to such Undesignated Subsidiary and such pledgor addressed to the Agent and the Banks and covering such matters as the Agent may reasonably request and (b) SCHEDULE VI shall be deemed amended to include the name of such Undesignated Subsidiary.

         6.10 FURTHER ASSURANCES. Execute and deliver such additional financing statements, continuations of financing statements and other documents as Agent shall reasonably request to perfect and maintain perfected Agent's security interest in the Collateral.

                          SECTION 7. NEGATIVE COVENANTS

         The Company hereby agrees that, so long as the Commitments remain in effect, any Note or any Letter of Credit remains outstanding and unpaid or any other amount is owing to any Bank or the Agent hereunder, the Company shall not, and (except with respect to subsection 7.1) shall not permit any of its Subsidiaries to, directly or indirectly:

         7.1      FINANCIAL CONDITION COVENANTS.

         (a) ADJUSTED CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED EBITDA. For any period of four consecutive fiscal quarters ending on any FQED set forth below, permit the ratio of (i) Adjusted Consolidated Indebtedness at the end of such period less Store Properties Held For Sale/Leaseback at the end of such period to (ii) Consolidated EBITDA for such period to be more than the ratio set forth opposite such FQED:

               FQED                                                        Ratio
               ----                                                        -----


The FQED ending on or about January 31, 1999                           4.65 to 1.00
The FQED ending on or about April 30, 1999                             4.50 to 1.00
The FQED ending on or about July 31, 1999                              4.35 to 1.00
The FQED ending on or about October 30, 1999                           4.25 to 1.00
The FQED ending on or about January 31, 2000                           4.25 to 1.00
The FQED ending on or about April 30, 2000                             4.15 to 1.00
The FQED ending on or about July 31, 2000                              4.10 to 1.00
The FQED ending on or about October 30, 2000 and thereafter            3.90 to 1.00

         (b) EBITDA TO INTEREST EXPENSE. For any period of four consecutive fiscal quarters ending on any FQED set forth below, permit the ratio of (i) Consolidated EBITDA for the applicable period to (ii) Consolidated Interest Expense for such period to be less than the ratio set forth opposite such FQED:

               FQED                                                        Ratio
               ----                                                        -----
The FQED ending on or about January 31, 1999                           2.00 to 1.00
The FQED ending on or about April 30, 1999                             2.00 to 1.00
The FQED ending on or about July 31, 1999                              2.00 to 1.00
The FQED ending on or about October 30, 1999                           2.10 to 1.00
The FQED ending on or about January 31, 2000                           2.10 to 1.00
The FQED ending on or about April 30, 2000 and thereafter              2.25 to 1.00

         (c) FIXED CHARGE COVERAGE. For any period of four consecutive fiscal quarters ending on any FQED set forth below, permit the ratio of (i) Consolidated EBITDAR minus the amount of any federal, state and local income taxes levied by a Governmental Authority on the revenues of the Company which are actually paid by the Company or its consolidated Subsidiaries in cash during such period, to (ii) Consolidated Interest Expense, plus all principal payments required to be made during the period on account of any Consolidated Indebtedness, plus the amount of any Consolidated Rent Expense during the period, to be less than the ratio set forth opposite such FQED:


               FQED                                                        Ratio
               ----                                                        -----
The FQED ending on or about January 31, 1999 and thereafter            1.25 to 1.00

         (d) MAINTENANCE OF NET WORTH. Permit Consolidated Net Worth of the Company to be less than the Minimum Consolidated Net Worth.

         7.2 LIMITATION ON INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except:

         (a) Indebtedness in respect of the Loans, the Notes and the Letters of Credit and other obligations of the Company and its Designated Subsidiaries under the Loan Documents;

         (b) Indebtedness of the Company to any Designated Subsidiary and of any Designated Subsidiary to the Company or any other Designated Subsidiary;

         (c) Indebtedness outstanding on the Effective Date and listed on
SCHEDULE VIII; provided that no letter of credit listed on SCHEDULE VIII shall remain outstanding beyond its stated date of termination;

         (d) any Indebtedness of the Company or any Designated Subsidiary incurred after the Effective Date to finance the acquisition, improvement or construction of fixed or capital assets or POS Program Expenses (whether pursuant to a loan, a Financing Lease or otherwise), including any Indebtedness incurred in connection with any transaction permitted under subsection 7.3(g);

         (e) Indebtedness of FinOp to the SBA incurred in connection with the Company's on-going franchise program, in an aggregate amount not exceeding $20,000,000 at any one time outstanding; and

         (f)      Indebtedness under any Interest Rate Agreement.

         7.3 LIMITATION ON LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

         (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Company or its Subsidiaries, as the case may be, in conformity with GAAP;

         (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

         (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

         (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company or such Subsidiary;

         (f) Liens in existence on the Effective Date listed on SCHEDULE IX, securing Indebtedness permitted by subsection 7.2(c); provided that no such Lien is expanded to cover any additional property after the Effective Date and that the amount of Indebtedness secured thereby is not increased;

         (g) Liens securing Indebtedness of the Company or a Designated Subsidiary permitted by subsection 7.2(d); PROVIDED that (i) such Liens shall be created promptly upon the acquisition, improvement or completion of the construction of such fixed or capital asset or the incurrence of such POS Program Expense, as the case may be (and in any event no later than the earlier of (A) twelve months from the date on which the construction of such fixed or capital asset is completed or such POS Program Expense is incurred, and (B) 24 months from the date on which the real estate, on which such fixed or capital asset is located, was purchased by the Company, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased,
(iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property, and (v) there shall be no Liens on any of the following types of collateral, as those terms are defined in Title 42a of the Connecticut General Statutes: inventory, accounts or general intangibles (except Liens on general intangibles that result from the granting of a mortgage, equipment lease financing or other equipment financing arrangement); and

         (h) Liens created under the Security Documents.

         7.4 LIMITATION ON GUARANTEE OBLIGATIONS. Create, incur, assume or suffer to exist any Guarantee Obligation except:

         (a) the Subsidiary Guarantee;

         (b) Guarantee Obligations arising from the issuance of the Letters of Credit issued pursuant to this Agreement and any Application issued for the account of the Company or any Designated Subsidiary in the ordinary course of its business, not to exceed an aggregate face amount and unreimbursed obligations of the L/C Commitment at any one time outstanding;

         (c) Guarantee Obligations arising with respect to the Franchisee Guarantees or under the Senior Subordinated Indenture; and

         (d) Guarantee Obligations arising as a result of guarantees by the Company of any Indebtedness of a consolidated Subsidiary that would appear as a liability on a consolidated balance sheet of the Company and its consolidated Subsidiaries.

         7.5 LIMITATIONS ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

         (a) any Subsidiary of the Company may be merged or consolidated with or into the Company (provided that the Company shall be the continuing or surviving corporation) or with or into any one or more wholly-owned Designated Subsidiaries of the Company (provided that the wholly-owned Designated Subsidiary or Designated Subsidiaries shall be the continuing or surviving corporation and shall be a member of the Company's consolidated group for financial reporting and tax purposes);

         (b) any wholly-owned Designated Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any other wholly-owned Designated Subsidiary of the Company; and

         (c) any Subsidiary which is not a Designated Subsidiary (i) may be merged or consolidated with or into any other Subsidiary (provided that if it is merged or consolidated with a Designated Subsidiary, the continuing or surviving entity must be the Designated Subsidiary) and (ii) may liquidate, wind up or dissolve itself (provided, in the case of clause (ii) only, that the Required Banks consent to such action (which consent will not be unreasonably withheld)).

         7.6 LIMITATION ON SALE OF ASSETS. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except:

         (a) the sale of inventory in the ordinary course of business;

         (b) as permitted by subsection 7.5(b); and

         (c) Asset Dispositions (as defined in the Senior Subordinated Indenture), such dispositions being subject to the provisions of subsection 2.11(b) hereof, if applicable.

         7.7 LIMITATION ON RESTRICTED PAYMENTS. Except as permitted by Section
7.9 hereof, (i) declare or pay any dividend or make any distribution in respect of the Company's or any Subsidiary's Capital Stock (except (A) dividends or distributions payable solely in the Company's or a Subsidiary's Capital Stock,
(B) options, warrants or other rights to purchase the Capital Stock of the Company or a Subsidiary, (C) stock dividends or distributions payable from a Subsidiary to the Company so long as any such stock dividend is pledged by the Company pursuant to the Pledge Agreement to which the Company is a party, and (D) non-stock dividends or distributions payable solely to the Company or to a Subsidiary which has executed and delivered to the Agent a Subsidiary Guarantee), or (ii) purchase, redeem or otherwise acquire or retire for value, or set apart assets for a sinking or other analogous fund for the benefit of, any Capital Stock of the Company or any Subsidiary, either directly or indirectly, whether in cash or property or in obligations of the Company or any Subsidiary (collectively, a "Restricted Payment") unless no Event of Default will occur as a result of such Restricted Payment and such Restricted Payment, when aggregated with all other Restricted Payments made since January 30, 1999 and any repurchase by the Company of Senior Subordinated Notes (unless required by the Senior Subordinated Indenture to be repurchased from the Net Cash Proceeds of an Asset Disposition), made since January 30, 1999, would not exceed the sum of (x) 50% of Consolidated Net Income accrued on a cumulative basis from January 30, 1999 to the end of the most recent fiscal quarter ending prior to the date of the proposed Restricted Payment (treating such period as a single accounting period), (y) the aggregate net proceeds received by the Company from any Person other than a Subsidiary as a result of the issuance of Capital Stock of the Company or as a result of a capital contribution from any shareholders of the Company, and (z) the amount by which Indebtedness of the Company is reduced on the Company's balance sheet upon the conversion or exchange (other than by a Subsidiary) of any Indebtedness of the Company convertible into or exchangeable for Capital Stock of the Company.

         7.8 LIMITATION ON CAPITAL EXPENDITURES. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditures (excluding any expenses incurred in connection with normal replacement and maintenance programs properly charged to current operations) in the aggregate for the Company and its Subsidiaries during any of the fiscal years of the Company set forth below in an amount in excess of that set forth opposite such fiscal year:

                                                     MAXIMUM CAPITAL
                                                     ---------------
            FISCAL YEAR                               EXPENDITURES
            -----------                               ------------

            1999                                       $35,000,000
            Each fiscal year thereafter                $25,000,000

PROVIDED, HOWEVER, that in the event the Company and its Subsidiaries shall make Capital Expenditures in any fiscal year of less than the maximum amount set forth above, an amount equal to the difference between such maximum amount and the actual Capital Expenditures made during such fiscal year shall be available (in addition to the maximum amount stated above) to the Company for Capital Expenditures during (but only during) the immediately following fiscal year.





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


         7.9 LIMITATION ON INVESTMENTS, LOANS AND ADVANCES. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in (each, an "Investment"), any Person, except:

         (a) extensions of trade credit in the ordinary course of business;

         (b) Investments in Cash Equivalents;

         (c) loans and advances to employees of the company or its Subsidiaries in the ordinary course of business in an aggregate amount for the Company and its Subsidiaries not to exceed $1,500,000 in the aggregate or $500,000 for any one employee, at any one time outstanding (including the principal amount of the loans listed on SCHEDULE X hereto);

         (d) Investments by the Company in its Subsidiaries and investments by a Designated Subsidiary in the Company and in other Designated Subsidiaries (other than, in either case, any investments in FinOp); provided that any Designated Subsidiary making an investment or receiving the proceeds thereof is a member of the company consolidated group for financial reporting and tax purposes;

         (e) Investments after the date hereof by the Company or any Designated Subsidiary in FinOp in an aggregate amount of up to $2,500,000;

         (f) Investments by the Insurance Subsidiary of its statutory or regulatory reserves in accordance with the laws of the jurisdiction of its incorporation;

         (g) Investments of amounts held in depositary accounts in financial institutions geographically proximate to the location of the Company's or a Subsidiary's retail operations; provided that such amounts are withdrawn from such accounts and deposited into the Company's cash concentration account at least once during each seven-day period;

         (h) Investments as a result of stock repurchases permitted by subsection 7.7;

         (i) Investments by the Company or any Designated Subsidiary (other than a Permitted Joint Venture Investment) in any Person not a Subsidiary on the Effective Date; provided that (i) any such Investment (whether made in one transaction or a series of transactions) does not exceed $2,000,000 (inclusive of commissions, fees and other transaction costs, but not including any portion of the Investments with respect to which the consideration is the capital stock of the Company), (ii) all such Investments made after the Effective Date do not exceed $5,000,000 in the aggregate (inclusive of commissions, fees and other transaction costs, but not including any portion of the Investments with respect to which the consideration is the capital stock of the Company), (iii) any such acquired Person that is a Subsequently Acquired Subsidiary executes and delivers to the Agent, with a counterpart for each Bank, a supplement to the Subsidiary Guarantee, satisfactory in form and substance to the Agent, whereby such Subsequently Acquired Subsidiary guarantees the Obligations (as defined in the Subsidiary Guarantee subject to the Maximum Guaranteed Amount, as defined therein, with respect to such Subsequently Acquired Subsidiary) and agrees to be bound by the terms and conditions of the Subsidiary Guarantee, (iv) the Capital Stock of any such acquired Person is pledged and delivered by the holder thereof pursuant to a supplement to the Pledge Agreement to which such holder is a party, duly authorized, executed and delivered by such holder and otherwise in form and substance satisfactory to the Agent, (v) any such acquired Person executes a Subsidiary Security Agreement, in form and substance satisfactory to the Agent, and (vi) in connection with the matters contemplated by the foregoing clauses (iii), (iv) and (v) the Person executing such supplement contemporaneously therewith causes to be delivered an opinion of counsel to such Person so executing such supplement and such pledgor, addressed to the Agent and the Banks and covering such matters as the Agent may request. Notwithstanding the foregoing, the Company or any Subsidiary shall not make any Investment any Person which exceeds one percent of the voting power represented by the Capital Stock then outstanding of such Person if the Board of Directors or other governing body of such Person has disapproved or recommended against any such Investment or refused to negotiate or terminated negotiations with the Company or such Subsidiary; and

         (j)      Permitted Joint Venture Investments.

         7.10 LIMITATION ON OPTIONAL PAYMENTS AND MODIFICATIONS OF DEBT INSTRUMENTS. (a) Make any optional payment or prepayment on or redemption of any Indebtedness other than Indebtedness under this Agreement and the repayment of the indebtedness required under Section 5.1(c) hereof, including, without limitation (except to the extent permitted by subsection 7.7), the Senior Subordinated Notes; (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of the Senior Subordinated Notes or the Senior Subordinated Indenture, including, without limitation, any amendment to the subordination provisions thereof; or (c) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms relating to the payment or prepayment of principal of or interest on any Indebtedness (other than Indebtedness pursuant to this Agreement or the Senior Subordinated Notes), other than, with respect to the Indebtedness described in the foregoing clauses (b) and (c), any such amendment, modification or change the primary effect of which would extend the maturity or reduce the amount of any payment of principal thereof or the primary effect of which would reduce the rate or extend the date for payment of interest thereon.

         7.11 TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, any purchase, sale, Lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is not otherwise prohibited under this Agreement, is in the ordinary course of the Company's or such Subsidiary's business (including in connection with the Company's on-going franchise program) and is upon fair and reasonable terms no less favorable to the Company or such Subsidiary, a the case may be, than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

         7.12 SALE AND LEASEBACK. Enter into any arrangement with any Person providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary (a "Sale/Leaseback Transaction") unless (a) the proceeds received therefrom are not required by subsections 2.11 and 7.6 to be applied to prepay the Loans, or (b) the proceeds received therefrom are applied, if so required under subsections 2.11 and 7.6, to prepay the Loans in accordance with such subsections.

         7.13 CORPORATE DOCUMENTS; NAME/LOCATION OF ASSETS. (a) Amend its Certificate of Incorporation (except to increase the number of authorized shares of common stock) or (b) do any of the following, unless, in each case, it shall provide the Agent with at least 30 days prior written notice of such action: (i) change its corporate name; (ii) change the location of its inventory or equipment; (iii) change the location of the office where it maintains its records pertaining to its accounts; (iv) change the location of its existing places of business or open any new places of business; or (v) change the location of its chief executive office; provided, however, that anything herein to the contrary notwithstanding (A) in the alternative, with respect to store openings and closings, the Company may satisfy the requirements of this subsection by submitting to the Agent, on a quarterly basis, a list of all stores opened and closed, and (B) with respect to moving Collateral, no notice need be provided pursuant to this subsection so long as either (i) the Company or a Subsidiary, as the case may be, executes and delivers to the Agent a Uniform Commercial Code financing statement appropriate for filing to perfect the Agent's security interest in the Collateral in its new location, or (ii) the Agent has previously filed a Uniform Commercial Code financing statement which perfects the Agent's security interest in the Collateral in its new location. As used herein, "inventory," "equipment" and accounts have the respective meanings ascribed to them in Title 42a of the Connecticut General Statutes. In the event that the Company sells or franchises a store or any Collateral contained therein to a purchaser or franchisee in the ordinary course of the Company's business, the Agent shall, provided no Event of Default has occurred and is continuing, promptly execute and deliver to the Company appropriate Uniform Commercial Code termination statements terminating the Agent's security interest in such store or Collateral.

         7.14 FISCAL YEAR. Permit the fiscal year of the Company to end on a day other than on the Saturday closest to January 31 of each calendar year.

         7.15 LIMITATION ON NEGATIVE PLEDGE CLAUSES. Enter into any agreement, other than (i) as permitted by this Agreement and (ii) any industrial revenue bonds, purchase money or other mortgages, the Senior Subordinated Indenture or a lease the obligations of which are required in accordance with GAAP to be capitalized on a balance sheet of the Company (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby), with any Person other than the Banks pursuant hereto which prohibits or limits the ability of the Company or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

                          SECTION 8. EVENTS OF DEFAULT

         If any of the following events shall occur and be continuing:

         (a) The Company shall fail to pay any principal of any Note or any Reimbursement Obligation when due in accordance with the terms thereof or hereof; or the Company shall fail to pay any interest on any Note or any Reimbursement Obligation, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

         (b) Any representation or warranty made or deemed made by the Company or any Subsidiary in any Loan Document to which the Company or such Subsidiary is a party or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

         (c) The Company shall default in the observance or performance of any agreement contained in Section 6 (other than subsection 6.7) and Section 7; or

         (d) The Company shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided in paragraphs (a) through (c) of this subsection), and such default shall continue unremedied for a period of 30 days after the earlier of (i) an officer of the Company becomes aware of such default or (ii) notice of such default to the Company by Agent or any Bank; or

         (e) Any Subsidiary shall default in the observance or performance of any agreement contained in any Loan Document to which it is a party, and such default shall continue unremedied for a period of 30 days after the earlier of
(i) an officer of any such Subsidiary becomes aware of such default or (ii) notice of such default to such Subsidiary by Agent or any Bank; or

         (f) The Company or any of its Subsidiaries shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Notes) which has an aggregate principal amount in excess of $500,000, individually or in the aggregate, or in the payment of any Guarantee Obligation under which the maximum liability of the Company or such Subsidiary exceeds $500,000, individually or in the aggregate, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

         (g) (i) The Company or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief' of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Company or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),(ii), or (iii) above, or (v) the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (h) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether waived or not, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Banks, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title

IV of ERISA, (v) the Company or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Banks is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist, with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could subject the Company or any of its Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Company and its Subsidiaries taken as a whole; or

         (i) One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid or covered by insurance) of $1,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

         (j) If at any time the Company or all or any of its Subsidiaries shall become liable for remediation and/or environmental compliance expenses and/or fines, penalties or other charges which, in the aggregate, are in excess of $3,000,000 at any one time outstanding (net of all reimbursements in respect of such amounts from any state trust funds which have been or are reasonably expected to be made to the Company or its Subsidiaries and have been recognized as a receivable or may properly be set off as a credit against such liabilities under GAAP); or

         (k) A Change of Control shall have occurred; or

         (l) The Subsidiary Guarantee or any other Guarantee Obligation in respect of the Company's Indebtedness hereunder shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect, or any Person having a Guarantee Obligation in respect of the Company's Indebtedness hereunder, including without limitation each Designated Subsidiary (or any Person acting on behalf of any such Person) shall deny or disaffirm such Guarantee Obligation.

         Then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (g) above with respect to the Company, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, regardless of whether the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Banks, the Agent may, or upon the request of the Required Banks, the Agent shall, by notice to the Company declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Banks, the Agent may, or upon the request of the Required Banks, the Agent shall, by notice of default to the Company, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, regardless of whether the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable.

         With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Company shall at such time deposit in a cash collateral account to be opened by the Agent (the "Cash Collateral Account") an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Company hereby grants to the Agent, for the benefit of the Issuing Bank and the L/C Participants, a security interest in the Cash Collateral Account and all amounts from time to time on deposit therein to secure all obligations of the Company in respect of such Letters of Credit under this Agreement and the other Loan Documents. The Company shall execute and deliver to the Agent, for the account of the Issuing Bank and the L/C Participants, such further documents and instruments as the Agent may request to evidence the creation and perfection of such security interest in the Cash Collateral Account. Amounts held in the Cash Collateral Account shall be applied by the Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Company hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Company hereunder and under the Notes shall have been paid in full, the balance, if any, in the Cash Collateral Account shall be returned to the Company.

         Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                              SECTION 9. THE AGENT

         9.1 APPOINTMENT. Each Bank hereby irrevocably designates and appoints Citizens Bank of Connecticut as the Agent of such Bank under this Agreement and the other Loan Documents, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

         9.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.





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


         9.3 EXCULPATORY PROVISIONS. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in this Agreement or any other Loan Document or any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the Notes or any other Loan Document or for any failure of the Company to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company.

         9.4 RELIANCE BY AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes and the other Loan Documents in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Notes.

         9.5 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

         9.6 NON-RELIANCE ON AGENT AND OTHER BANKS. Each Bank expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and credit worthiness of the Company and made its own decision to make its Loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself, and keep itself informed, as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Company which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         9.7 INDEMNIFICATION. The Banks agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to the respective amounts of their original Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Notes and all other amounts payable hereunder.





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

         9.8 AGENT IN ITS INDIVIDUAL CAPACITY. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company as though the Agent were not the Agent hereunder and under the other Loan Documents. With respect to its Loans made or renewed by it and any
Note issued to it and with respect to any Letter of Credit issued or participated in by it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" shall include the Agent in its individual capacity.

         9.9 SUCCESSOR AGENT. The Agent may resign as Agent upon 10 days' notice to the Banks. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Banks shall appoint a Successor Agent, whereupon such Successor Agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such Successor Agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Agent's resignation as Agent, the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

                            SECTION 10. MISCELLANEOUS

         10.1 AMENDMENTS AND WAIVERS. Neither this Agreement, any Note, any other Loan Document nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. With the written consent of the Agent and the Required Banks, the Agent and the Company may, from time to time, enter into written amendments, supplements or modifications hereto and to the Notes and the other Loan Documents for the purpose of adding any provisions to this Agreement, the Notes or the other Loan Documents or changing in any manner the rights of the Banks or of the Company hereunder or thereunder or waiving, on such terms and conditions as the Agent may specify in such instrument, any of the requirements of this Agreement, the Notes or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (a) reduce the amount or extend the maturity of any Note or any installment thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any fee payable to any Bank hereunder, or change the amount of any Bank's Commitment, in each case without the consent of the Bank affected thereby, or (b) amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Required Banks, or consent to the assignment or transfer by the Company of any of its rights and obligations under this Agreement and the other Loan Documents or release any of the Collateral, in each case without the written consent of the Agent and all the Banks, or (c) amend, modify or waive any provision of Section 9 without the written consent of the then Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Banks and shall be binding upon the Company, the Banks, the Agent and all future holders of the Notes. In the case of any waiver, the Company, the Banks and the Agent shall be restored to their former position and rights hereunder and under the outstanding Notes and any other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         10.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy, telegraph or telex), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, or, in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of telex notice, when sent, answer back received, addressed as follows in the case of the Company and the Agent, and as set forth in SCHEDULE I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

         The Company:              Dairy Mart Convenience Stores, Inc.
                                   One Dairy Mart Way
                                   300 Executive Parkway West
                                   Hudson, OH  44236
                                   Attention:  Gregory G. Landry
                                   Telephone: (330) 342-6729
                                   Telecopy:  (330) 342-6804

         With a copy to:
                                   Dairy Mart Convenience Stores, Inc.
                                   One Dairy Mart Way
                                   300 Executive Parkway West
                                   Hudson, OH  44236
                                   Attention: Peter D. Miller, General Counsel
                                   Telephone: (330) 342-6725
                                   Telecopy:  (330) 342-6804

         The Agent:                Citizens Bank of Connecticut
                                   237 Main Street
                                   Middletown, CT 06457
                                   Attention: Scott S. Barnett
                                   Telephone:  (860) 343-3809
                                   Telecopy: (860) 638-4439

provided that any notice, request or demand to or upon the Agent or the Banks pursuant to subsections 2.4, 2.5, 2.9, 2.14 or 2.15 shall not be effective until received.

         10.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         10.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes.

         10.5 PAYMENT OF EXPENSES AND TAXES. The Company agrees, within 15 days after demand, (a) to pay or reimburse the Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel to the Agent, (b) to pay or reimburse each Bank and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes, the other Loan Documents and any such other documents, including, without limitation, fees and disbursements of counsel to the Agent and to the several Banks, and (c) to pay, indemnify, and hold each Bank and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the other Loan Documents and any such other documents, and (d) to pay, indemnify and hold each Bank harmless from any and all fees, costs and expenses incurred by any such Bank after the occurrence and throughout the continuance of an Event of Default in connection with any inspection or examination pursuant to subsection 6.6, and (e) to pay, indemnify, and hold each Bank and the Agent (and their respective directors, officers, employees and agents) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Notes, the other Loan Documents and any such other documents (all the foregoing, collectively, the "indemnified liabilities"); provided, that the Company shall have no obligation hereunder to the Agent or any Bank with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Agent or any such Bank (or any of their respective directors, officers, employees or agents), (ii) legal proceedings commenced against the Agent or any such Bank by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such, or (iii) legal proceedings commenced, against the Agent or any such Bank by any other Bank or by any Transferee. The agreement in this subsection shall survive repayment of the Notes and all other amounts payable hereunder.

            10.6  SUCCESSORS AND ASSIGNS; PARTICIPATIONS; PURCHASING BANKS.

         (a) This Agreement shall be binding upon and inure to the benefit of the Company, the Banks, the Agent, all future holders of the Notes and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Bank.

         (b) Without the consent of the Company, any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities (other than any entity which, to the knowledge of such Bank, is a competitor of the Company or an Affiliate of such a competitor ("Participants")) participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment of such Bank or any other interest of such Bank hereunder and under the other Loan Documents. In the event of any such sale by a Bank of participating interests to a Participant, such Bank's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement and the other Loan Documents, and the Company and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents. The Company agrees that if amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement or any Note; provided that such Participant shall only be entitled to such right of set off if it shall have agreed in the agreement pursuant to which it shall have acquired its participating interest to share with the Banks the proceeds thereof as provided in subsection 10.7. The Company also agrees that each Participant shall be entitled to the benefits of subsections 2.16, 2.17, 2.18,
2.19 and 10.5 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the transferor Bank would have been entitled to receive in respect of the amount of the participation transferred by such transferor Bank to such Participant had no such transfer occurred.

         (c) Any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to any Bank or any affiliate thereof and, with the consent of the Agent and (so long as no Event of Default has occurred and is continuing) the Company if a Purchasing Bank (as hereinafter defined) is not then a Bank party to this Agreement (which shall not be unreasonably withheld), to one or more additional banks or financial institutions ("Purchasing Banks") all or any part of its rights and obligations under this Agreement and the Notes in the minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof, pursuant to an Assignment and Acceptance executed by such Purchasing Bank, such transferor Bank (and, in the case of a Purchasing Bank that is not then a Bank or an affiliate thereof, by the Company and the Agent) and delivered to the Agent for its acceptance and recording in the Register. Upon such execution, delivery, acceptance and recording, from and after the effective date of such Assignment and Acceptance, (x) the Purchasing Bank thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder with a Commitment as set forth therein, and (y) the transferor Bank thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a transferor Bank's rights and obligations under this Agreement, such transferor Bank shall cease to be a party hereto). Such Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Bank and the resulting adjustment of the appropriate Commitment Percentages arising from the purchase by such Purchasing Bank of all or a portion of the rights and obligations of such transferor Bank under this Agreement and the Notes. On or prior to the effective date of such Assignment and Acceptance, the Company shall execute and deliver to the Agent in exchange for the Revolving Credit Note a new Revolving Credit Note to the order of such Purchasing Bank in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the transferor Bank has retained a Commitment hereunder, new Notes to the order of the transferor Bank in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Effective Date, and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Bank shall be returned by the Agent to the Company marked "canceled".

         (d) The Agent shall maintain at its address referred to in subsection
10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Agent and the Banks may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Company or any Bank at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by a transferor Bank and Purchasing Bank (and, in the case of a Purchasing Bank that is not then a Bank or an affiliate thereof, by the Company and the Agent) together with, if such Purchasing Bank is not then a Bank hereunder, payment by the transferor Bank and/or the Purchasing Bank of a registration and processing fee of $2,500, the Agent shall (i) promptly accept such Assignment and Acceptance, and (ii) on the effective date of such Assignment and Acceptance, record the information contained therein in the Register and give notice of such acceptance and recordation to the Banks and the Company.

Notwithstanding any provision of this subsection (e) to the contrary, no registration and processing fee shall be due and payable as a result of any assignment required to make CBC or NCB a party to this Agreement.

         (f) The Company authorizes each Bank to disclose to any Participant or Purchasing Bank (each, a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Company and its affiliates which has been delivered to such Bank by or on behalf of the Company pursuant to this Agreement or which has been delivered to such Bank by or on behalf of the Company in connection with such Bank's credit evaluation of the Company and its affiliates prior to becoming a party to this Agreement; provided, that, prior to receiving such information, such Transferee shall agree to hold in confidence all confidential material or proprietary information obtained by such Transferee with respect to the Company's business operations that is plainly marked by the provider of such material or information as confidential or proprietary except (a) to the extent that the production of such information is required pursuant to any statute, ordinance, regulation, rule or order or any subpoena or any governmental authority or by reason of any bank regulation in connection with any bank examination, (b) to the extent already publicly disclosed and (c) that any Bank shall not be prohibited from disclosing any such information to any of their agents, attorneys, accountants, consultants, participants, assignees, or prospective participants, who are aware of such Bank's covenant in this subsection and who have agreed with such Bank, for the benefit of the Company, to comply with such covenant.

         (g) If, pursuant to this subsection, any interest in this Agreement or any Note is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Bank shall cause such Transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Bank (for the benefit of the transferor Bank, the Agent and the Company) that under applicable law and treaties no taxes will be required to be withheld by the Agent, the Company or the transferor Bank with respect to any payments to be made to such Transferee in respect of the Loans, (ii) to furnish to the transferor Bank (and, in the case of any Purchasing Bank registered in the Register, the Agent and the Company) either (A) United States Internal Revenue Service Form 4224 or United States Internal Revenue Service Form 1001 or (B) United States Internal Revenue Service Form W-8 or W-9, as applicable (wherein such Transferee claims entitlement to complete exemption from United States federal withholding tax on all interest payments hereunder), and (iii) to agree (for the benefit of the transferor Bank, the Agent and the Company) to provide the transferor Bank (and, in the case of any Purchasing Bank registered in the Register, the Agent and the Company) a new Form 4224 or Form 1001 or Form W-8 or W-9, as applicable, upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such Transferee, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption.




184453      CITIZENS BANK OF CONNECTICUT       UPDIKE, KELLY & SPELLACY, P.C.
                                               (Hartford/New Haven, Connecticut)

         (h) Nothing herein shall prohibit any Bank from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

         10.7     ADJUSTMENTS; SET-OFF.

         (a) Subject to the provisions of subsection 2.14(b), if any Bank (a "Benefitted Bank") shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in subsection 8(g), or otherwise), in a greater proportion than any such payment to or collateral received by any other Bank, if any, in respect of Loans or Reimbursement Obligations owing to it, or interest thereon, then such benefitted Bank shall purchase for cash from the other Bank such portion of such other Bank's Loans or the Reimbursement Obligations owing to it, or shall provide such other Bank with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Bank to share the excess payment or benefits of such collateral or proceeds ratably with each of the other Banks; PROVIDED HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Company agrees that each Bank so purchasing a portion of another Bank's Loan or the Reimbursement Obligations owing to it may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Bank were the direct holder of such portion.

         (b) In addition to any rights and remedies of the Banks provided by law, each Bank shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company to the extent permitted by applicable law, upon any amount becoming due and payable by the Company hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Bank to or for the credit or the account of the Company. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

         10.8 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Agent.

         10.9 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.10 INTEGRATION. This Agreement represents the agreement of the Company, the Agent and the Banks with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Bank relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         10.11 GOVERNING LAW. This Agreement and the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut.

         10.12 SUBMISSION TO JURISDICTION; WAIVERS. The Company hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Connecticut, the courts of the United States of America for the District of Connecticut, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company at its address set forth in subsection 10.2 or at such other address of which the Agent shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

         10.13  ACKNOWLEDGMENTS.  The Company hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Notes and the other Loan Documents;

         (b) neither the Agent nor any Bank has any fiduciary relationship to the Company, and the relationship between Agent and Banks, on one hand, and Company, on the other hand, is solely that of debtor and creditor; and

         (c) no joint venture exists among the Banks or among the Company and the Banks.

         10.14 WAIVERS OF JURY TRIAL; COMMERCIAL TRANSACTIONS. (A) THE COMPANY, THE AGENT AND THE BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

         (B) THE COMPANY ACKNOWLEDGES THAT THE LOANS EVIDENCED HEREBY ARE COMMERCIAL TRANSACTIONS WITHIN THE MEANING OF CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES.

                        [SIGNATURE PAGE S-1 NEXT FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Credit Agreement as of the date first set forth above.

                                      DAIRY MART CONVENIENCE STORES, INC.



                                      By:  /s/ Susan Adams
                                          --------------------------------------
                                          Name: Susan Adams
                                          Title: Vice President

                                      CITIZENS BANK OF CONNECTICUT,
                                      Individually and as Agent



                                      By: /s/ Scott S. Barrett
                                          --------------------------------------
                                          Name: Scott S. Barrett
                                          Title: Vice President


                                      NATIONAL CITY BANK



                                      By: /s/ W. Michael Sweeny
                                          --------------------------------------
                                          Name: W. Michael Sweeny
                                          Title: Senior Vice President

                                   SCHEDULE I

                             COMMITMENTS; ADDRESSES

                                         Commitment              Commitment
                                          $ Amount               Percentage

CITIZENS BANK OF CONNECTICUT             $17,500,000             58.33333333%
63 Eugene O'Neill Drive
New London, CT 06320
Attn: Scott S. Barnett
Telecopy No. (860) 638-4439


NATIONAL CITY BANK                       $ 7,500,000             25%
1 Cascade Plaza
Akron, OH  44308
Attn: W. Michael Sweeney
Telecopy No. (330) 375-8436


THE PROVIDENT BANK                       $ 5,000,000             16.66666667
1111 Superior Avenue
Cleveland, OH 44114
Attn:  James M. Hojnacki
Telecopy No.  (216)694-2336

TOTALS                                   $30,000,000             100%

                                                                       EXHIBIT A
                                                                       ---------

                                                                         FORM OF
                                                           REVOLVING CREDIT NOTE

                              REVOLVING CREDIT NOTE


$___________________                                          December __, 1999

                FOR VALUE RECEIVED, the undersigned DAIRY MART CONVENIENCE STORES, INC., a Delaware corporation (the "Borrower" or "Maker"), hereby unconditionally promises to pay to the order of _________________________ (the "Bank"), or any subsequent assignee or holder (Bank and any such subsequent assignee or holder being sometimes referred to as "Holder"), at the office of CITIZENS BANK OF CONNECTICUT, a Connecticut stock savings bank, in its capacity as the agent (in such capacity, the "Agent") under the Credit Agreement (as hereinafter defined), located at 63 Eugene O'Neill Drive, New London, Connecticut 06320 or such other place as the Holder may designate from time to time, in lawful money of the United States of America and in immediately available funds, the principal amount of ___________________($___________) or such lesser amounts as may have been loaned, advanced and readvanced to Maker by Bank pursuant to that certain Credit Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement") by and among Borrower, the banks, financial institutions and other lenders which are or may become parties thereto (collectively, with Bank, the "Banks"), and the Agent under the Credit Agreement, together with interest thereon as provided herein and all other amounts due from Maker to Bank under the Credit Agreement and this Note.

                The unpaid principal amount of this Note shall be paid at the times and in the manner set forth in Section 2.4 of the Credit Agreement, but if not sooner paid, the entire unpaid principal amount of this Note, together with accrued and unpaid interest thereon, shall be due and payable on April 30, 2003.

                Interest on the unpaid principal amount of this Note shall accrue and be payable at the times, in the manner and at the rates set forth in
Section 2.3 of the Credit Agreement and, upon the occurrence of an Event of Default, Section 2.3 (c) of the Credit Agreement.

                The Holder is authorized to, and so long as it holds this Note shall, record the date, Type and amount of each Revolving Credit Loan made by the Bank pursuant to Section 2.7 of the Credit Agreement, each continuation thereof and each conversion of all or a portion thereof to another Type pursuant to Section 2.5 of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof and, in the case of Libor Loans, the length of each Interest Period and Libor Rate with respect thereto, on Schedules A and B attached hereto and constituting a part hereof, or on a continuation thereof which shall be attached hereto and constitute a part hereof, PROVIDED that failure of the Bank to make any such recordation (or any error in such recordation) shall not affect the obligations of the Borrower under this Note or under the Credit Agreement.

              This Note is one of the Revolving Credit Notes referred to in
Section 2.7 of the Credit Agreement, the terms and conditions of which are hereby incorporated by this reference.

Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

              No reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Maker of this Note to pay the principal of and interest on this Note as herein provided.

              Until notified in writing of the transfer of this Note, Maker shall be entitled to deem Holder or such Person who has been so identified by the transferor in writing to Maker as the holder of this Note, as the owner and holder of this Note.

              The Credit Agreement and this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Connecticut.

              Upon the occurrence of an Event of Default (as defined in Section 8 of the Credit Agreement), the unpaid principal amount of this Note may become or may be declared to be due and payable in the manner, upon the conditions and with the effect provided in Section 8 of the Credit Agreement.

              The terms of this Note are subject to amendment only in the manner provided in Section 10.1 of the Credit Agreement.

              This Note is subject to prepayment under the circumstances set forth in Section 2.10 and Section 2.11 of the Credit Agreement and may be prepaid in the manner set forth in Section 2.10 and Section 2.11 of the Credit Agreement.

              Any payment of principal or interest which is not made within ten
(10) days of its due date shall be subject to a late payment charge in an amount set forth in Section 2.3(e) of the Credit Agreement. Nothing in the preceding sentence shall affect the Bank's rights to exercise any of its rights and remedies provided in the Agreement if an Event of Default has occurred.

              Any failure by the Banks or the Agent to exercise any rights or remedies under this Note or the Credit Agreement arising or existing as a result of the occurrence of an Event of Default, or any delay in such exercise, shall not constitute a waiver of the right to exercise such right at a later time so long as such Event of Default shall remain uncured, and shall not constitute a waiver of the right to exercise such right if any other Event of Default shall occur. The acceptance by the Bank or the Agent of the payment of any sum due and payable under this Note after the date specified for such payment shall not be a waiver of any right to require prompt payment when due of all other sums payable under this Note or the right to declare a default for failure to make prompt payment in full.

              Except as otherwise set forth in the Credit Agreement, maker and each endorser, guarantor and surety of this Note, and each other Person liable or who shall become liable for all or any part of the indebtedness evidenced by this Note:

              (a) waive demand, presentment, protest, notice of protest, notice of dishonor, diligence in collection, notice of nonpayment and all notices of a like nature; and

              (b) consent to (i) the release, surrender, exchange or substitution of all or any part of the security for the indebtedness evidenced by this Note, or the taking of any additional security; (ii) the release of any or all other Persons from liability, whether primary or contingent, for the indebtedness evidenced by this Note or for any related obligations; and (iii) the granting of any other indulgences to any such Person; and

              (c) consent to (i) all renewals, extensions or modifications of this Note or the Credit Agreement (including any affecting the time of payment) made in accordance with Section 10.1 of the Credit Agreement, and (ii) all advances under this Note or the Credit Agreement.

              Any such renewal, extension, modification, advance, release, surrender, exchange, substitution, taking or indulgence may take place without notice to any such Person, and, whether or not any such notice is given, shall not impair the liability of any such Person.

              Maker and each endorser, guarantor and surety of this Note, and each other Person liable or who shall become liable for all or any part of the indebtedness evidenced by this Note, hereby give Holder a lien and right of setoff for all of their respective liabilities in respect of such indebtedness upon and against all of their respective deposits, credits and property, now or hereafter in the possession or control of Holder or in transit to Holder. Holder may, at any time after the occurrence and during the continuance of an Event of Default, apply the same, or any part thereof, to any liability of Maker or any such other Person, whether matured or unmatured, to Holder.

              If this Note is now, or hereafter shall be, signed by more than one Person, it shall be the joint and several obligation of all such Persons (including, without limitation, all makers, endorsers, guarantors and sureties, if any) and shall be binding on all such Persons and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Note and all covenants, agreements and provisions set forth in this Note shall inure to the benefit of Holder and its successors and assigns, including any lender(s) with which Holder may participate in the making of any loans or advances evidenced by this Note.

              MAKER AND EACH AND EVERY ENDORSER, GUARANTOR AND SURETY OF THIS NOTE, AND EACH OTHER PERSON WHO IS OR WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL

TRANSACTION AND WAIVE THEIR RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER APPLICABLE LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY DESIRE TO USE.

              MAKER AND EACH AND EVERY ENDORSER, GUARANTOR AND SURETY OF THIS NOTE, AND EACH OTHER PERSON WHO IS OR WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS NOTE IS A PART AND/OR IN THE ENFORCEMENT BY THE AGENT OR THE BANKS OF ANY OF THEIR RIGHTS AND REMEDIES HEREUNDER OR UNDER APPLICABLE LAW. MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER BY ITS ATTORNEY.

              IN WITNESS WHEREOF, Maker has executed this Note as of the date first set forth above.

                                         DAIRY MART CONVENIENCE STORES, INC.


                                         By:____________________________
                                            Name:
                                            Title:

                       SCHEDULE A TO REVOLVING CREDIT NOTE


                         LOANS, CONVERSIONS AND PAYMENTS
                          OF ALTERNATE BASE RATE LOANS
                          ----------------------------


                                     Amount of          Amount of                      Unpaid
                                     Libor Loans        Base Rate                      Principal
              Amount of              Converted          Loans                          Balance of
              Alternate Base         into Alternate     Converted       Amount of      Alternate
Date          Rate Loan              Base Rate          into Libor      Principal      Base Rate        Notation
----          ---------              Loans----          Loans           Repaid         Loans            Made By
                                     -----              -----           ------         -----            -------


                       SCHEDULE B TO REVOLVING CREDIT NOTE

                         LOANS, CONVERSIONS AND PAYMENTS

                               OF LIBOR RATE LOANS





                            Amount of                             Amount of
                            Alternate           Interest          Libor Loans
          Amount of         Base Rate           Period and        Converted
          Libor Loan        Loans               Libor Rate        into             Amount        Unpaid
          (and              Converted           with              Alternate        of            Principal
          Continuations     into Libor          Respect           Base Rate        Principal     Balance of        Notation
Date      Thereof)          Loans               Thereto           Loans            Repaid        Libor Loans       Made By
-----     -------           -----               -------           -----            ------        -----------       -------



                                                                       EXHIBIT B
                                                                       ---------
                                                                         FORM OF
                                                            SUBSIDIARY GUARANTEE

                               GUARANTEE AGREEMENT
                               -------------------



         This GUARANTEE AGREEMENT (the "Guarantee") is made as of this ___ day of December, 1999 by _____________________________, with its chief executive office located at ______________________, (the "Guarantor") in favor of CITIZENS BANK OF CONNECTICUT, a Connecticut stock savings bank, with an office located at 63 Eugene O'Neill Drive, New London, Connecticut 06320 as Agent (in such capacity, the "Agent") for the banks, financial institutions and other Banks (the "Banks") which are or become parties to the Credit Agreement (as hereinafter defined).

                                    RECITALS
                                    --------

         Dairy Mart Convenience Stores, Inc. (the "Borrower"), the Agent and the Banks are parties to a certain Credit Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks agreed severally to make loans, advances and other extensions of credit to Borrower.

         Guarantor is a direct or indirect wholly owned subsidiary of Borrower and, as such, will receive a direct pecuniary benefit from the making of such loans, advances and extension of credit to Borrower.

         It is a condition precedent to the obligation of the Banks to make their respective loans, advances and other extensions of credit to the Borrower under the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee.

         NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Banks to enter into the Credit Agreement and to induce the Banks to make and continue their respective loans, advances and other extensions of credit to the Borrower under the Credit Agreement, the Guarantor hereby agrees with the Agent, for the ratable benefit of the Banks, as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein, including, but not limited to the term "Obligations" are so used as so defined.

         2. GUARANTEE. The Guarantor hereby unconditionally and irrevocably guarantees to the Agent and the Banks the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. Anything contained in this Guaranty to the contrary notwithstanding, the obligation of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of the Guarantor in respect of intercompany indebtedness to the Borrower or other affiliates of Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder, and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including without limitation any such right of contribution).

         3. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default specified in the Credit Agreement, the Agent and the Banks are hereby irrevocably authorized at any time and from time to time without notice to the Guarantor, any such notice being hereby waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in-any-currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or any Bank to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Agent or any Bank may elect, on account of the liabilities of the Guarantor hereunder and claims of every nature and description of the Agent or any Bank against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, the Notes or otherwise, as the Agent or such Bank may elect, whether or not the Agent or such Bank has made any demand for payment and although such liabilities and claims may be contingent or unmatured. The Agent or such Bank shall notify the Guarantor promptly of any such set-off and the application made by the Agent or such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent or any Bank under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such Bank may have.

         4. SUBROGATION. Upon making any payment hereunder, the Guarantor shall be subrogated to the rights of the Agent and the Banks against the Borrower with respect to such payment; PROVIDED that the Guarantor shall not seek to enforce any right or receive any payment by way of subrogation until all amounts of principal of and interest on the Notes and all other amounts due and payable by the Borrower to the Agent or any Bank under the Credit Agreement or any of the Loan Documents have been paid in full and the Commitments have been terminated.

         5. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Agent may be rescinded by the Agent, and any of the Obligations continued, and the obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent and the Banks, and the Credit Agreement, the Notes, the Loan Documents and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent and the Banks may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Agent shall have no obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.

         6. GUARANTEE ABSOLUTE AND UNCONDITIONAL. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent and the Banks upon this Guarantee or acceptance of this Guarantee; the obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee; and all dealings between the Borrower or the Guarantor, on the one hand, and the Agent and the Banks, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement, the Notes, the Loan Documents, any of the obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Bank, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Agent or any Bank, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Agent and the Banks may, but shall be under no obligation, to pursue such rights and remedies that they may have against the Borrower or any other Person or against any collateral security or guarantee for the obligations or any right of offset with respect thereto, and any failure by the Agent and the Banks to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent and the Banks against the Guarantor.

         7. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

         8. PAYMENTS. The Guarantor hereby agrees that the Obligations will be paid to the Agent without set-off or counterclaim in U.S. Dollars at the office of the Agent located at 63 Eugene O'Neill Drive, New London, Connecticut 06320 or such other place as the Agent may designate to the Guarantor.

         9. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants that:

                  (a) the Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

                  (b) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

                  (c) this Guarantee has been duly executed and delivered on behalf of the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors, rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law);

                  (d) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or assets of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor; and

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues with respect to this Guarantee or any of the transactions contemplated hereby.

         10. SEVERABILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11. PARAGRAPH HEADINGS. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         12. NO WAIVER; CUMULATIVE REMEDIES. The Agent or any Bank shall not by any act (except by a written instrument pursuant to paragraph 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or any Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         13. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except as provided in the Credit Agreement. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT.

         14. NOTICES. Notices by the Agent to the Guarantor shall be given in care of the Borrower in the manner set forth in the Credit Agreement.

         15. SUBMISSION TO JURISDICTION; WAIVERS. The Guarantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Connecticut, the courts of the United States of America for the District of Connecticut, and appellate-courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor to the address set forth in this Agreement or at such other address of which the Agent shall have been notified; and

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         16. ACKNOWLEDGMENTS. The Guarantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the Loan Documents;

                  (b) neither the Agent or any Bank has any fiduciary relationship to the Guarantor, and the relationship between the Agent and the Banks and the Guarantor is solely that of guarantor and creditor; and

                  (c) no joint venture exists between the Agent and the Guarantor or among the Agent, the Banks, the Borrower and the Guarantor.

         17. COMMERCIAL TRANSACTION. GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER APPLICABLE LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE AGENT OR THE BANKS MAY DESIRE TO USE.

         18. WAIVER OF JURY TRIAL. GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS GUARANTY IS A PART AND/OR THE ENFORCEMENT OF ANY OF ITS RIGHTS AND REMEDIES. GUARANTOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEY.

         19. TERMINATION. Subject to the reinstatement provisions contained in
Section 7 hereof, this Guaranty shall terminate upon the payment and performance of the Obligations in full and the termination of the Commitments, and the Agent shall deliver a release of Guarantor in form and substance reasonably acceptable to the Guarantor.

         20. EXERCISE OF REMEDIES. Except as otherwise permitted herein or under the Credit Agreement, the Agent shall not require the payment and performance of the Obligations under this Guarantee by Guarantor until the occurrence of a Default or Event of Default specified in the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.



                                         [-------------------------]



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Duly Authorized

                                                                       EXHIBIT C
                                                                       ---------

                                                                 FORM OF COMPANY
                                                                PLEDGE AGREEMENT

                            COMPANY PLEDGE AGREEMENT
                            ------------------------

         This COMPANY PLEDGE AGREEMENT is made as of this ___ day of December, 1999 by DAIRY MART CONVENIENCE STORES, INC., a Delaware corporation, with its chief executive office located at 300 Executive Parkway West, Hudson, Ohio 44236 (the "Pledgor") in favor of CITIZENS BANK OF CONNECTICUT, a Connecticut stock savings bank, with an office located at 63 Eugene O'Neill Drive, New London, Connecticut 06320 as agent (in such capacity, the "Agent") for the banks, financial institutions and other lenders (the "Banks") which are or become parties to the Credit Agreement (as hereinafter defined).

                                    RECITALS
                                    --------

         The Pldegor, the Agent and the Banks are parties to a certain Credit Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks have agreed to make loans, advances and other extensions of credit to the Pledgor. It is a condition precedent to the obligation of the Banks to make their respective loans, advances and other extensions of credit to the Pledgor under the Credit Agreement that the Pledgor shall have executed and delivered this Company Pledge Agreement to the Agent for the ratable benefit of the Banks.

         NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Banks to enter into the Credit Agreement and to induce the Banks to make their respective loans, advances and other extensions of credit to the Pledgor under the Credit Agreement, the Pledgor hereby agrees with the Agent, for the ratable benefit of the Banks, as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

         "CODE" means the Uniform Commercial Code from time to time in effect in the State of Connecticut.

         "COLLATERAL" means the Pledged Stock and all Proceeds.

         "ISSUER" means the Person or Persons which issued the Pledged Stock and which acknowledges the agreements of the Pledgor under this Agreement.

         "OBLIGATIONS" has the meaning set forth in the Credit Agreement.

         "PLEDGE AGREEMENT" means this Company Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

         "PLEDGED STOCK" means the shares of capital stock of the Issuer listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever which may be issued or granted by the Issuer to the Pledgor while this Pledge Agreement is in effect.

         "PROCEEDS" means all "proceeds" as such term is defined in Section 9-306(l) of the Uniform Commercial Code in effect in the State of Connecticut on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

         2. PLEDGE; GRANT OF SECURITY INTEREST. The Pledgor hereby delivers to the Agent all the Pledged Stock and hereby grants to the Agent, for the ratable benefit of the Banks, a security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3. STOCK POWERS. Concurrently with the delivery to the Agent of each certificate representing one or more shares of the Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank with, if the Agent so requests, signature guaranteed.

         4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

                  (a) this Pledge Agreement has been duly executed and delivered on behalf of the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

                  (b) the shares of Pledged Stock listed on Schedule I constitute all the issued and outstanding shares of all classes of the capital stock of the Issuer owned by the Pledgor and are represented by the certificates listed thereon;

                  (c) to the best of Pledgor's knowledge, all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (d) the Pledgor is the record and beneficial owner of, and has title to, the Pledged Stock listed on Schedule 1, free of any and all Liens or options in favor of, or claims of, any other Person, except the Liens created by this Pledge Agreement; and

                  (e) upon delivery to the Agent of the stock certificates evidencing the Pledged Stock (and assuming the continuing possession by Agent of such stock certificate in accordance with the requirements of applicable law), the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected Lien on the Pledged Stock, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Pledged Stock from the Pledgor.

         5. COVENANTS. The Pledgor covenants and agrees with the Agent that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

                  (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the Agent's and each Bank's agent, hold the same in trust for the Agent and the Banks and deliver the same forthwith to the Agent in the exact form received, duly endorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Agent so requests, signature guaranteed, to be held by the Agent, for the ratable benefit of the Banks, hereunder as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Issuer shall be paid over to the Agent to be held by it hereunder for the ratable benefits of the Banks as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it for the ratable benefit of the Banks, subject to the terms hereof, as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Agent and the Banks, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

                  (b) Without the prior written consent of the Agent for the ratable benefit of the Banks, except as otherwise set forth in the Credit Agreement, the Pledgor will not (i) vote to enable, or take any other action to permit, the Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of the Issuer, or
(ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Agent and the Banks in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) The Pledgor agrees to pay, and to save the Agent and the Banks harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

         6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Pledgor of the Agent's intent to exercise its corresponding rights pursuant to paragraph 7 below, the Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of the Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the Loan Documents or this Pledge Agreement.

         7. RIGHTS OF AGENT. (a) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Pledgor: (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as it may determine, and (ii) at the-request of the Agent, all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise
(A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Agent hereunder shall not be conditioned or contingent upon the pursuit by the Agent of any right or remedy against the Issuer or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         8. REMEDIES. If an Event of Default shall occur and be continuing, the Agent may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, except as otherwise set forth in the Credit Agreement, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, reasonable attorneys, fees and disbursements, to the payment in whole or in part of the Obligations, in the manner set forth in the Credit Agreement, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(i) (c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Bank arising out of the exercise by the Agent of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code.

         9. PRIVATE SALES. (a) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Exchange Act of 1934 and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Agent than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

                  (b) The Pledgor further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law.

         10. NO SUBROGATION. Notwithstanding any payment or payments made by the Pledgor hereunder, or any set-off or application of funds of the Pledgor by the Agent, or the receipt of any amounts by the Agent with respect to any of the Collateral, the Pledgor shall not assert any right it may have to be subrogated to any of the rights of the Agent or any Bank against the Issuer or against any other collateral security held by the Agent for the ratable benefit of the Banks for the payment of the Obligations, until the Obligations shall have been paid in full and the Commitments shall have been terminated.

         11. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and, except as otherwise set forth in the Credit Agreement, without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Agent may be rescinded by the Agent, and any of the Obligations continued, and the Obligations, or the liability of the Issuer or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent, and the Credit Agreement, the Notes, the Loan Documents and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent and the Banks may deem advisable from time to time, and any guarantee, right of offset or other collateral at any time held by the Agent for the ratable benefit of the Banks for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Agent shall have no obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. Except as otherwise set forth in the Credit Agreement, the Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent upon this Pledge Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement, and all dealings among the Issuer, the Pledgor, the Agent and the Banks shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. Except as otherwise set forth in the Credit Agreement, the Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Issuer or the Pledgor with respect to the Obligations.

         12. LIMITATION ON DUTIES REGARDING COLLATERAL. The Agent's sole duty with respect to the custody safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. The Agent, the Banks or any of their respective directors, officers, employees or agents shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         13. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         14. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         15. PARAGRAPH HEADINGS. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         16. NO WAIVER; CUMULATIVE REMEDIES. The Agent or any Bank shall not by any act (except by a written instrument pursuant to paragraph 17 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or any Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         17. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the Credit Agreement. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT.

         18. NOTICES. Notices by the Agent to the Pledgor or the Issuer shall be addressed to the Pledgor at its address as set forth in the preamble hereof and if to the Issuer, at its address as set forth on the signature page.

         19. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUER. The Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

         20. TERMINATION. Upon the payment and the performance of the Obligations in full and the termination of the Commitments, this Pledge Agreement shall terminate and the Agent shall deliver to the Pledgor all of the Collateral that exists at such time and shall deliver any release in respect of the Collateral that the Pledgor may reasonably request.


         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                     DAIRY MART CONVENIENCE STORES, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:
                                        Duly Authorized

                           ACKNOWLEDGMENT AND CONSENT

         The undersigned, the Issuer referred to in the Pledge Agreement, hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agrees to notify the Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement. The undersigned further agrees that the terms of paragraph 9(b) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 9 of the Pledge Agreement.



                                     [------------------------]


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:
                                        Duly Authorized

                                  SCHEDULE 1 to
                                Pledge Agreement
                                ----------------


                        DESCRIPTION OF THE PLEDGED STOCK

                                                                       EXHIBIT D
                                                                       ---------

                                                              FORM OF SUBSIDIARY
                                                                PLEDGE AGREEMENT

                           SUBSIDIARY PLEDGE AGREEMENT
                           ---------------------------

         This PLEDGE AGREEMENT is made as of this ____ day of December, 1999 by________________________, a ____________, with its chief executive office located at ____________________________(the "Pledgor") in favor of CITIZENS BANK OF CONNECTICUT, a Connecticut stock savings bank, with an office located 63 Eugene O'Neill Drive, New London, Connecticut 06320 as agent (in such capacity, the "Agent") for the banks, financial institutions and other lenders (the "Banks") which are or become parties to the Credit Agreement (as hereinafter defined).

                                    RECITALS
                                    --------

         Dairy Mart Convenience Stores, Inc. (the "Borrower"), the Agent and the Banks are parties to a certain Credit Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks agreed severally to make loans, advances and other extensions of credit to Borrower.

         Pledgor is a direct or indirect wholly owned subsidiary of Borrower and, as such, has and will continue to receive a direct pecuniary benefit from the making of such loans, advances and extension of credit to Borrower. In connection with the execution and delivery of the Credit Agreement, Pledgor agreed to guarantee the payment and performance of the obligations of Borrower under the Credit Agreement pursuant to a certain Guarantee Agreement of even date herewith (the "Guarantee").

         It is a condition precedent to the obligation of the Banks to make their respective loans, advances and other extensions of credit to the Borrower under the Credit Agreement that the Pledgor shall have executed this Subsidiary Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Banks to enter into the Credit Agreement and to induce the Banks to make and continue their respective loans, advances and other extensions of credit to the Borrower under the Credit Agreement, the Pledgor hereby agrees with the Agent, for the ratable benefit of the Banks, as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

         "CODE" means the Uniform Commercial Code from time to time in effect in the State of Connecticut.

         "COLLATERAL" means the Pledged Stock and all Proceeds.

         "ISSUER" means the Person or Persons which issued the Pledged Stock and which acknowledges the agreements of the Pledgor under this Agreement.

         "OBLIGATIONS" means all obligations and liabilities of the Pledgor to the Agent or the Banks, whether direct or indirect, absolute or continent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Guarantee and the Loan Documents to which the Pledgor is a party or this Pledge Agreement and any other documents made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent and the Banks) or otherwise.

         "PLEDGE AGREEMENT" means this Subsidiary Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

         "PLEDGED STOCK" means the shares of capital stock of the Issuer listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever which may be issued or granted by the Issuer to the Pledgor while this Pledge Agreement is in effect.

         "PROCEEDS" means all "proceeds" as such term is defined in Section 9-306(l) of the Uniform Commercial Code in effect in the State of Connecticut on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

         2. PLEDGE; GRANT OF SECURITY INTEREST. The Pledgor hereby delivers to the Agent all the Pledged Stock and hereby grants to the Agent, for the ratable benefit of the Banks, a security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3. STOCK POWERS. Concurrently with the delivery to the Agent of each certificate representing one or more shares of the Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank with, if the Agent so requests, signature guaranteed.

         4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

                  (a) this Pledge Agreement has been duly executed and delivered on behalf of the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

                  (b) the shares of Pledged Stock listed on Schedule I constitute all the issued and outstanding shares of all classes of the capital stock of the Issuer owned by the Pledgor and are represented by the certificates listed thereon;

                  (c) to the best of Pledgor's knowledge, all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (d) the Pledgor is the record and beneficial owner of, and has title to, the Pledged Stock listed on Schedule 1, free of any and all Liens or options in favor of, or claims of, any other Person, except the Liens created by this Pledge Agreement; and

                  (e) upon delivery to the Agent of the stock certificates evidencing the Pledged Stock (and assuming the continuing possession by Agent of such stock certificate in accordance with the requirements of applicable law), the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected Lien on the Pledged Stock, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Pledged Stock from the Pledgor.

         5. COVENANTS. The Pledgor covenants and agrees with the Agent that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

                  (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the Agent's and each Bank's agent, hold the same in trust for the Agent and the Banks and deliver the same forthwith to the Agent in the exact form received, duly endorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Agent so requests, signature guaranteed, to be held by the Agent, for the ratable benefit of the Banks, hereunder as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Issuer shall be paid over to the Agent to be held by it hereunder for the ratable benefits of the Banks as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it for the ratable benefit of the Banks, subject to the terms hereof, as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Agent and the Banks, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

                  (b) Without the prior written consent of the Agent for the ratable benefit of the Banks, except as otherwise set forth in the Credit Agreement, the Pledgor will not (i) vote to enable, or take any other action to permit, the Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of the Issuer, or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Agent and the Banks in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) The Pledgor agrees to pay, and to save the Agent and the Banks harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

         6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Pledgor of the Agent's intent to exercise its corresponding rights pursuant to paragraph 7 below, the Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of the Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, provided, however, that no vote shall be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the Loan Documents or this Pledge Agreement.

         7. RIGHTS OF AGENT. (a) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Pledgor: (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as it may determine, and (ii) at the-request of the Agent, all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise
(A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged

Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Agent hereunder shall not be conditioned or contingent upon the pursuit by the Agent of any right or remedy against the Issuer or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         8. REMEDIES. If an Event of Default shall occur and be continuing, the Agent may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, except as otherwise set forth in the Credit Agreement, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, reasonable attorneys, fees and disbursements, to the payment in whole or in part of the Obligations, in the manner set forth in the Credit Agreement, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(i) (c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Bank arising out of the exercise by the Agent of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code.

         9. PRIVATE SALES. (a) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities and Exchange Act of 1934 and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Agent than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

                  (b) The Pledgor further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law.

         10. NO SUBROGATION. Notwithstanding any payment or payments made by the Pledgor hereunder, or any set-off or application of funds of the Pledgor by the Agent, or the receipt of any amounts by the Agent with respect to any of the Collateral, the Pledgor shall not assert any right it may have to be subrogated to any of the rights of the Agent or any Bank against the Issuer or against any other collateral security held by the Agent for the ratable benefit of the Banks for the payment of the Obligations, until the Obligations shall have been paid in full and the Commitments shall have been terminated.

         11. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and, except as otherwise set forth in the Credit Agreement, without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Agent may be rescinded by the Agent, and any of the Obligations continued, and the Obligations, or the liability of the Issuer or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent, and the Credit Agreement, the Notes, the Loan Documents and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent and the Banks may deem advisable from time to time, and any guarantee, right of offset or other collateral at any time held by the Agent for the ratable benefit of the Banks for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Agent shall have no obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. Except as otherwise set forth in the Credit Agreement, the Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent upon this Pledge Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement, and all dealings among the Issuer, the Pledgor, the Agent and the Banks shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. Except as otherwise set forth in the Credit Agreement, the Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Issuer or the Pledgor with respect to the Obligations.

         12. LIMITATION ON DUTIES REGARDING COLLATERAL. The Agent's sole duty with respect to the custody safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. The Agent, the Banks or any of their respective directors, officers, employees or agents shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         13. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         14. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         15. PARAGRAPH HEADINGS. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         16. NO WAIVER; CUMULATIVE REMEDIES. The Agent or any Bank shall not by any act (except by a written instrument pursuant to paragraph 17 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or any Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         17. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the Credit Agreement. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT.

         18. NOTICES. Notices by the Agent to the Pledgor or the Issuer shall be addressed to the Pledgor at its address as set forth in the preamble hereof and if to the Issuer, at its address as set forth on the signature page.

         19. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUER. The Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

         20. TERMINATION. Upon the payment and the performance of the Obligations in full and the termination of the Commitments, this Pledge Agreement shall terminate and the Agent shall deliver to the Pledgor all of the Collateral that exists at such time and shall deliver any release in respect of the Collateral that the Pledgor may reasonably request.

         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                      [------------------------]


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:
                                         Duly Authorized

                           ACKNOWLEDGMENT AND CONSENT

         The undersigned, the Issuer referred to in the Pledge Agreement, hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agrees to notify the Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement. The undersigned further agrees that the terms of paragraph 9(b) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 9 of the Pledge Agreement.




                                      [                          ]


                                      By:
                                        ----------------------------------
                                        Name:
                                        Title:
                                        Duly Authorized

                                                                       EXHIBIT E
                                                                       ---------

                                                                         FORM OF
                                                                  ASSIGNMENT AND
                                                            ACCEPTANCE AGREEMENT

                       ASSIGNMENT AND ACCEPTANCE AGREEMENT
                       -----------------------------------


         This ASSIGNMENT AND ACCEPTANCE AGREEMENT is made as of this ____ day of December, 1999, by and among the undersigned Transferor Bank (the "Transferor Bank"), the undersigned Purchasing Bank (the "Purchasing Bank") and CITIZENS BANK OF CONNECTICUT as agent for the Banks under the Credit Agreement (as hereinafter defined) (in such capacity, the "Agent").

                               W I T N E S S E T H

         WHEREAS, this Assignment and Acceptance Agreement is being executed and delivered in accordance with Section 10.6 of that certain Credit Agreement, dated as of December ____, 1999, by and among Dairy Mart Convenience Stores, Inc. (the "Borrower"), the Transferor Bank and the Agent (as amended and in effect from time to time, the "Credit Agreement");

         WHEREAS, the Purchasing Bank desires to become a Bank under the Credit Agreement; and

         WHEREAS, the Transferor Bank is selling and assigning to the Purchasing Bank all or a portion of its rights, obligations and commitments under the Credit Agreement so that the Purchasing Bank may become a Bank under the Credit Agreement; and

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Upon receipt by the Agent of three (3) counterparts of this Assignment and Acceptance Agreement, to each of which is attached a fully completed Schedule I, and each of which has been executed by the Transferor Bank and the Purchasing Bank (and any other Person required to execute this Assignment and Acceptance Agreement under the Credit Agreement and a completed administrative questionnaire from the Purchasing Bank in the form provided by the Agent, the Agent will transmit to the Borrower, the Transferor Bank and the Purchasing Bank an Assignment Notice, substantially in the form of Schedule II to this Assignment and Acceptance Agreement (an "Assignment Notice"). Such Assignment Notice shall set forth, INTER ALIA, the date on which the transfer effected by this Assignment and Acceptance Agreement shall become effective (the "Effective Date"), which date shall be the date so specified in such Assignment Notice. From and after the Effective Date, the Purchasing Bank shall be a Bank under the Credit Agreement for all purposes thereof.

         2. At or before 12:00 noon (local time of the Transferor Bank), on the Effective Date, the Purchasing Bank shall pay to the Transferor Bank, in immediately available funds, an amount equal to the purchase price, as agreed between the Transferor Bank and the Purchasing Bank (the

"Purchase Price"), of the portion being purchased by the Purchasing Bank (the "Purchasing Bank's Percentage") of the Loans of each Type and other amounts owing to the Transferor Bank under the Credit Agreement and the Transferor Bank's Note or Notes. Effective upon receipt by the Transferor Bank of the Purchase Price from the Purchasing Bank, the Transferor Bank hereby irrevocably sells, assigns and transfers to such Purchasing Bank, without recourse, representation or warranty, and the Purchasing Bank hereby irrevocably purchases, takes and assumes from the Transferor Bank, such Purchasing Bank's Percentage of the Commitments and the presently outstanding Loans and other amounts owing to the Transferor Bank under the Credit Agreement and the Transferor Bank's Note or Notes, together with all instruments, documents and collateral security pertaining thereto, which are being assigned hereunder.

         3. The Transferor Bank has made arrangements with the Purchasing Bank with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Bank to such Purchasing Bank of any Fees heretofore received by the Transferor Bank pursuant to the Credit Agreement prior to the Effective Date and (ii) the portion, if any to be paid, and the date or dates for payment by the Purchasing Bank to the Transferor Bank of interest, Fees or other amounts received by such Purchasing Bank pursuant to the Credit Agreement from and after the Effective Date.

         4. (a) All principal payments that would otherwise be payable from and after the Effective Date to or for the account of the Transferor Bank pursuant to the Credit Agreement in respect of the Loans being assigned and the Transferor Bank's Note or Notes shall, instead, be payable to or for the account of the Transferor Bank and the Purchasing Bank, as the case may be, in accordance with their respective interests as reflected in this Assignment and Acceptance Agreement.

             (b) All interest, Fees and other amounts that would otherwise accrue for the account of the Transferor Bank from and after the Effective Date pursuant to the Credit Agreement in respect of the Commitments and Loans being assigned and the Transferor Bank's Note or Notes shall, instead, accrue for the account of, and be payable to, the Transferor Bank and the Purchasing Bank, as the case may be, in accordance with their respective interests as reflected in this Assignment and Acceptance Agreement. In the event that any amount of interest, Fees or other amounts accruing prior to the Effective Date was included in the Purchase Price paid by the Purchasing Bank, the Transferor Bank and the Purchasing Bank will make appropriate arrangements for payment by the Transferor Bank to the Purchasing Bank of such amount upon receipt thereof from the Borrower.

         5. On or prior to the Effective Date, the Transferor Bank will deliver to the Agent its Note or Notes. On or prior to the Effective Date, the Borrower will deliver to the Agent Notes for the Purchasing Bank and the Transferor Bank, in each case in principal amounts reflecting, in accordance with the Credit Agreement, their Commitments (as adjusted pursuant to this Assignment and Acceptance Agreement). Each such new Note shall be dated the Closing Date. Promptly after the Effective Date, the Agent will send to each of the Transferor Bank and the Purchasing Bank its new Notes and will send to the Borrower the superseded Transferor Bank's

Note or Notes of such Borrower marked "Canceled" or if any such Note cannot be located by such Transferee Bank, a lost note indemnification agreement in form and substance reasonably acceptable to the Borrower.

         6. Concurrently with the execution and delivery hereof, the Transferor Bank will provide to the Purchasing Bank (if it is not already a Bank under the Credit Agreement) conformed copies of all documents delivered to such Transferor Bank on the Closing Date in satisfaction of the conditions precedent set forth in the Credit Agreement and all written amendments and waivers thereto through the date of execution and delivery hereof.

         7. Each of the parties to this Assignment and Acceptance Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment and Acceptance Agreement.

         8. By executing and delivering this Assignment and Acceptance Agreement, the Transferor Bank and the Purchasing Bank confirm to and agree with each other and the Agent and the Banks, and in the case of the following clause
(vi), the Purchasing Bank agrees for the benefit of the Borrower, as follows:
(i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement of the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the Loan Documents or any other document, agreement or instrument executed or delivered pursuant thereto; (ii) the Transferor Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary (collectively, the "Credit Party") or the performance or observance by any Credit Party of any of their obligations under the Agreement or any of the Loan Documents or any other instrument executed or delivered pursuant hereto; (iii) the Purchasing Bank confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.1, the financial statements delivered pursuant to Section 6.1 if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance Agreement; (iv) the Purchasing Bank will, independently and without reliance upon the Agent, the Transferor Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the Loan Documents; (v) the Purchasing Bank appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 9 of the Credit Agreement; and (vi) the Purchasing Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

         9. Each party hereto represents and warrants to and agrees with the Agent that it is aware of and will comply with the provision of subsection 2.19 of the Credit Agreement.

         10. Schedule I hereto sets forth the Commitments and the Commitment Percentages of the Transferor Bank and the Purchasing Bank after giving effect to the assignment contemplated hereby.

         11. All capitalized terms used but not otherwise defined in this Assignment and Acceptance Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

         12. This Assignment and Acceptance Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance Agreement to be executed as of the date set forth above.

                                               Transferor Bank
                                               [                        ]
                                               --------------------------

                                               By:
                                                  ----------------------------
                                                  Name:
                                                  Title:


                                               Purchasing Bank
                                               [                        ]
                                               --------------------------

                                               By:
                                                  ----------------------------
                                                  Name:
                                                  Title:


The foregoing assignment is hereby accepted for recordation and registration:

CITIZENS BANK OF CONNECTICUT


By:
   ------------------------------
   Name:
   Title:
   Duly Authorized

                SCHEDULE I TO ASSIGNMENT AND ACCEPTANCE AGREEMENT


                  COMPLETION OF INFORMATION FOR ASSIGNMENT AND
                              ACCEPTANCE AGREEMENT



Item 1         Effective Date of Assignment        _______________ ___, 19__

Item 2         Name of Transferor Bank:

Item 3         Name of Purchasing Bank:

Item 4         Revised Revolving Credit Commitment of Transferor
               Bank

Item 5         Revised Revolving Credit Commitment Percentage of
               Transferor Bank

Item 6         Revolving Credit Commitment of Purchasing Bank

Item 7         Revolving Credit Commitment Percentage of
               Purchasing Bank

Item 8         Letter of Credit Participations of Transferor Bank

Item 9         Letter of Credit Participations of Purchasing Bank

               SCHEDULE II TO ASSIGNMENT AND ACCEPTANCE AGREEMENT

TO:

         The undersigned, as Agent under the Amended and Credit Agreement dated as of November __, 1999, among DAIRY MART CONVENIENCE STORES, INC., the banks, financial institutions and other Banks which are parties thereto, and CITIZENS BANK OF CONNECTICUT as Agent acknowledges receipt of three executed counterparts of a competed Assignment and Acceptance Agreement. Terms defined in such Assignment and Acceptance Agreement are used herein as therein defined.

         1. Pursuant to such Assignment and Acceptance Agreement, you are advised that the Effective Date will be ________.

         2. Pursuant to such Assignment and Acceptance Agreement, the Transferor Bank is required to deliver to the Agent on or before the Effective Date its Note or Notes, or a lost note indemnification agreement reasonably acceptable to the Borrower.

         3. Pursuant to such Assignment and Acceptance Agreement, the Borrower is required to deliver to the Agent on or before the Effective Date the following Revolving Credit Notes, each dated ________________________:

[Name of Transferor Bank]           [Amount]

[Name of Purchasing Bank]           [Amount]

         4. Pursuant to such Assignment and Acceptance Agreement, each Purchasing Bank is required to pay its Purchase Price to the Transferor Bank at or before 12:00 noon on the Effective Date in immediately available funds.

                                      Very truly yours,

                                      CITIZENS BANK OF CONNECTICUT
                                      AS AGENT

                                      By
                                         -----------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT G
                                                                       ---------

                                                                 FORM OF COMPANY
                                                              SECURITY AGREEMENT

                           COMPANY SECURITY AGREEMENT
                           --------------------------


         This COMPANY SECURITY AGREEMENT is made as of this ____ day of December, 1999 by and between DAIRY MART CONVENIENCE STORES, INC., a Delaware corporation, with its chief executive office located at 300 Executive Parkway West, Hudson, Ohio 44236 (the "Debtor"), in favor of CITIZENS BANK OF CONNECTICUT, a Connecticut stock savings bank, with an office located at 63 Eugene O'Neill Drive, New London, Connecticut 06320 as agent (in such capacity, the "Agent") for the banks, financial institutions and other lenders (the "Banks") which are or become parties to the Credit Agreement (as hereinafter defined).

                                    RECITALS
                                    --------

         The Debtor, the Agent and the Banks are parties to a certain Credit Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks have agreed to make loans, advances and other extensions of credit to Debtor. It is a condition precedent to the obligation of the Banks to make their respective loans, advances and other extensions of credit to the Debtor under the Credit Agreement that the Debtor shall have executed and delivered this Company Security Agreement to the Agent for the ratable benefit of the Banks.

         NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Banks to enter into the Credit Agreement and to induce the Banks to make their respective loans, advances and other extensions of credit to the Debtor under the Credit Agreement, the Debtor hereby agrees with the Agent, for the ratable benefit of the Banks, as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of Connecticut on the date hereof are used herein as so defined:
Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Investment Property and Proceeds; and the following terms shall have the following meanings:

         "BANK ACCOUNT" means (i) a deposit, custody or other account (whether, in any case, time or demand or interest or non-interest bearing) maintained by the Debtor with the Agent or any Bank, (ii) all cash and securities from time to time held within such accounts and (iii) all dividends and other distributions payable on or with respect to, such account or such cash or securities.

         "CODE" means the Uniform Commercial Code as from time to time in effect in the State of Connecticut.

         "COLLATERAL" shall have the meaning assigned to it in Section 2 of this Security Agreement.

         "CONTRACTS" means the separate contracts between the Debtor and its customers, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of the Debtor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Debtor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Debtor to perform and to exercise all remedies thereunder; but excluding any contracts, the assignment or hypothecation of which, for collateral purposes, would result in a default or require, or cause, a forfeiture or permit a revocation of material rights under such contract.

         "OBLIGATIONS" has the meaning set forth in the Credit Agreement.

         "PATENTS" means (a) all letters patent of the United States and all reissues and extensions thereof, (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in the Collateral Disclosure List and (c) all proceeds thereof, including the goodwill of the business connected with the use of and symbolized by the Patents.

         "PATENT LICENSE" means all agreements, whether written or oral, providing for the grant by the Debtor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in the Collateral Disclosure List.

         "SECURITY AGREEMENT" means this Company Security Agreement, as amended, supplemented, restated or otherwise modified from time to time.

         "TRADEMARKS" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether registered in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof or otherwise, including, without limitation, any thereof referred to in the Collateral Disclosure List;
(b) all renewals thereof; and (c) all proceeds thereof, including the goodwill of the business connected with the use of and symbolized by the Trademarks.

         "TRADEMARK LICENSE" means any agreement, written or oral, providing for the grant by the Debtor of any right to use any Trademark, including, without limitation, any thereof referred to in the Collateral Disclosure List.

         "VEHICLES" means all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and, in any event, shall include, without limitation, the vehicles listed in the Collateral Disclosure List and all tires and other appurtenances to any of the foregoing.

         2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Debtor hereby grants to the Agent for the ratable benefit of the Banks a security interest in all of the following property now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                  (i)      all Accounts;

                  (ii)     all Bank Accounts;

                  (iii)    all Chattel Paper;

                  (iv)     all Contracts;

                  (v)      all Documents;

                  (vi)     all Equipment;

                  (vii)    all General Intangibles;

                  (viii)   all Instruments;

                  (ix)     all Inventory;

                  (x)      all Investment Property;

                  (xi)     all Patents;

                  (xii)    all Patent Licenses;

                  (xiii)   all Trademarks;

                  (xiv)    all Trademark Licenses;

                  (xv)     all Vehicles; and

                  (xvi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, all accessions and additions thereto and all substitutions and replacements therefore.

3. RIGHTS OF AGENT AND BANKS; LIMITATIONS ON AGENT'S AND BANKS' OBLIGATIONS.

                  (a) DEBTOR REMAINS LIABLE UNDER ACCOUNTS AND CONTRACTS. Anything herein to the contrary notwithstanding, the Debtor shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. Neither the Agent nor any Bank shall have any obligation or liability under any Account (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by the Agent or any such Bank of any payment relating to such Account or Contract pursuant hereto, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) NOTICE TO ACCOUNT DEBTORS AND CONTRACTING PARTIES. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, the Debtor shall notify account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Agent for the ratable benefit of the Banks and that payments in respect thereof shall be made directly to the Agent. The Agent may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

                  (c) ANALYSIS OF ACCOUNTS. Subject to the provisions of the Credit Agreement, the Agent shall have the right, at its own expense, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Debtor shall furnish all such assistance and information as the Agent may reasonably require in connection therewith, provided that the making of the foregoing test verifications shall be at the expense of the Debtor if an Event of Default shall have occurred and be continuing. Subject to the provisions of the Credit Agreement, at any time upon the Agent's request and after the occurrence and during the continuance of an Event of Default, or in connection with the Debtor's annual audit, the Debtor, at its sole expense, shall cause its independent public accountants or others selected by the Debtor and satisfactory to the Agent to furnish to the Bank reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

                  (d) COLLECTIONS ON ACCOUNTS. The Agent hereby authorizes the Debtor to collect the Accounts subject to the Agent's direction and control as set forth in the Credit Agreement, and the Agent may curtail or terminate said authority upon the occurrence and during the continuance of an Event of Default. If required by the Agent upon the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by the Debtor, shall be forthwith (and, in any event, within two Business Days) deposited by the Debtor in the exact form received, duly endorsed by the Debtor to the Agent if required, in a special collateral account maintained by the Agent, subject to withdrawal by the Agent only, as hereinafter provided, and, until so turned over, shall be held by the Debtor in trust for the Agent and the Banks, segregated from other funds of the Debtor. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Agent (or by the Debtor in trust for the Agent and the Banks) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. If an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in accordance with the Credit Agreement, and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Agent to the Debtor or to whomsoever may be lawfully entitled to receive the same. At the Agent's request during the continuance of an Event of Default, the Debtor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

         4. REPRESENTATIONS AND WARRANTIES. The Debtor hereby represents and warrants that:

                  (a) TITLE; NO OTHER LIENS. Except for the Lien granted to the Agent for the ratable benefit of the Banks pursuant to this Security Agreement, and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Debtor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Agent or any other Person holding a permitted Lien, for the ratable benefit of the Banks, pursuant to this Security Agreement or as may be permitted pursuant to the Credit Agreement.

                  (b) PERFECTED FIRST PRIORITY LIENS. Except with respect to Vehicles referred to in Section 5(r), the Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral (not constituting real property) in favor of the Agent, for the ratable benefit of the Banks, which are prior to all other Liens on the Collateral created by the Debtor and in existence on the date hereof, except as otherwise permitted in the Credit Agreement, based upon a search and review of the public files and records referenced in Section 4(a) hereof and which are enforceable as such against all creditors of and purchasers from the Debtor and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property.

                  (c) ACCOUNTS. The amount represented by the Debtor to the Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder in all material respects. No amount payable to the Debtor under or in connection with any Account is evidenced by any Instrument or Chattel Paper (other than Customer Contracts constituting Chattel Paper) which has not been delivered to the Agent. The place where the Debtor keeps its records concerning the Accounts is set forth in the Collateral Disclosure List.

                  (d) CONTRACTS. No consent of any party (other than the Debtor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement. Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by Bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature. Neither the Debtor nor (to the best of the Debtor's knowledge) any other party to any Contract is in default in a manner which could reasonably be expected to materially adversely affect the value of all such Contracts as Collateral or is reasonably likely to become in default in the performance or observance of any of the terms thereof in any material respect. The Debtor has fully performed all its current obligations under each Contract. The right, title and interest of the Debtor in, to and under each Contract are not subject to any defense, offset, counterclaim or claim which in the aggregate could reasonably be expected to have a Material Adverse Effect. No amount payable to the Debtor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper (other than Customer Contracts constituting Chattel Paper) which has not been delivered to the Agent.

                  (e) INVENTORY AND EQUIPMENT. The Inventory and the Equipment are kept at the locations listed in the Collateral Disclosure List.

                  (f) CHIEF EXECUTIVE OFFICER. The Debtor's chief executive office and chief place of business is set forth in the Collateral Disclosure List.

                  (g) FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  (h) PATENTS AND TRADEMARKS. All Patents and Patent Licenses owned by the Debtor in its own name as of the date hereof are listed on the Collateral Disclosure List, which listing includes all Trademarks and Trademark Licenses owned by the Debtor in its own name as of the date hereof. To the best of the Debtor's knowledge, each Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in the Collateral Disclosure List, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Patent or Trademark. Except as disclosed in the Credit Agreement, no action or proceeding is pending (i) seeking to limit, cancel or question the validity of any Patent or Trademark, or (ii) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

                  (i) VEHICLES. A complete and correct list of all Vehicles owned by the Debtor is set forth in the Collateral Disclosure List.

                  (j) GOVERNMENTAL OBLIGORS. None of the obligors on any Accounts, and none of the parties to any Contracts, is a Governmental Authority with respect to which the Federal Assignment of Claims Act is applicable.

                  (k) BANK ACCOUNTS. All deposit, custody, money-market or other accounts (whether, in any case, time or demand or interest or non-interest bearing) maintained by the Debtor with any bank or any other financial institution are Bank Accounts and are listed on the Collateral Disclosure List.

         5. COVENANTS. The Debtor covenants and agrees with the Agent and the Banks that, from and after the date of this Security Agreement until the obligations are paid in full and the commitment terminated:

                  (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS AND CHATTEL PAPER. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Debtor, the Debtor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Debtor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Debtor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper (other than Customer Contracts constituting Chattel Paper), such instrument or Chattel Paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent to be held as Collateral pursuant to this Security Agreement.

                  (b) INDEMNIFICATION. The Debtor agrees to pay, and to save the Agent and the Banks harmless from, any and all liabilities, reasonable costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay not caused by the Agent or the Banks in complying with any Requirement of Law applicable to any of the Collateral or (iii) subject to Section 10.5 of the Credit Agreement in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Agent or any Bank under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, the Debtor will save, indemnify and keep the Agent and such Bank harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Debtor.

                  (c) MAINTENANCE OF RECORDS. The Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Debtor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Agent's and the Banks' further security, the Agent, for the ratable benefit of the Banks, shall have a security interest in all of the Debtor's books and records pertaining to the Collateral, and the Debtor shall turn over any such books and records to the Agent or to its representatives during normal business hours at the request of the Agent.

                  (d) RIGHT OF INSPECTION. Subject to Section 6.6 of the Credit Agreement, the Agent and the Banks shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Debtor, and the Agent and the Banks or their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Debtor agrees to render to the Agent and the Banks, at the Debtor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Agent and the Banks and their respective representatives shall at any reasonable time also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests-therein.

                  (e) COMPLIANCE WITH LAWS, ETC. The Debtor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Debtor's business; provided, however, that the Debtor may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Agent, adversely affect the Agent's or the Banks' rights or the priority of its Liens on the Collateral.

                  (f) COMPLIANCE WITH TERMS OF CONTRACTS, ETC. The Debtor will perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral except where such nonperformance and noncompliance could not reasonably be expected to have a Material Adverse Effect.

                  (g) PAYMENT OF OBLIGATIONS. The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Debtor's books in accordance with GAAP.

                  (h) LIMITATION ON LIENS ON COLLATERAL. The Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Credit Agreement, and will defend the right, title and interest of the Agent and the Banks in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                  (i) LIMITATIONS ON DISPOSITIONS OF COLLATERAL. Subject to the provisions of the Credit Agreement, the Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for (x) sales of Inventory in the ordinary course of its business and (y) so long as no Default or Event of Default has occurred and is continuing, the disposition in the ordinary course of business of property not material to the conduct of its business or as otherwise permitted under the Credit Agreement.

                  (j) LIMITATIONS ON MODIFICATIONS, WAIVERS, EXTENSIONS OF CONTRACTS AND AGREEMENTS GIVING RISE TO ACCOUNTS. Except as otherwise set forth in the Credit Agreement, the Debtor will not (i) amend, modify, terminate or waive any provision of any Contract or any agreement giving rise to an account in any manner which could reasonably be expected to materially adversely affect the value of such Contracts or Accounts as Collateral when examined in the aggregate, (ii) fail to exercise promptly and diligently each and every material right which it may have under each Contract and each agreement giving rise to an Account (other than any right of termination) where such failure could have a material adverse effect on the value of such Contracts or Accounts when examined in the aggregate or (iii) fail to deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any Contract or any material agreement giving rise to an Account.

                  (k) Intentionally Omitted.

                  (l) MAINTENANCE OF EQUIPMENT. The Debtor will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose except where the failure to maintain such Equipment could not reasonably be expected to have a Material Adverse Effect.

                  (m) MAINTENANCE OF INSURANCE. Subject to the provisions of the Credit Agreement, the Debtor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties in amounts comparable to amounts of insurance coverage obtained by similar businesses of similar size acting prudently and (ii) insuring the Debtor, the Agent and the Banks against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts and having such coverage as shall be comparable to forms, amounts and coverage, respectively, obtained by similar businesses of similar size acting prudently, with losses payable to the Debtor, the Agent and the Banks as their respective interests may appear. All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after receipt by the Agent of written notice thereof, (ii) name the Agent and the Banks as insured and (iii) be reasonably satisfactory in all other respects to the Agent. If required by the Agent, the Debtor shall deliver to the Agent a report of a reputable insurance broker with respect to such insurance as set forth in the Credit Agreement.

                  (n) FURTHER IDENTIFICATION OF COLLATERAL. The Debtor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

                  (o) NOTICES. The Debtor will advise the Agent promptly, in reasonable detail, at its address set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                  (p) CHANGES IN LOCATIONS, NAME, ETC. The Debtor will not (i) change the location of its chief executive office/chief place of business from that specified in Section 4 (f) or remove its books and records from the location specified in Section 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed in the Collateral Disclosure List or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Security Agreement would become seriously misleading, unless it shall have given the Agent at least thirty (30) days prior written notice thereof.

                  (q) PATENTS AND TRADEMARKS.

                  (i) The Debtor (either itself or through licensees) will, except with respect to any Trademark that the Debtor shall reasonably determine is of negligible economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) with respect to a registered Trademark, employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Banks, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                  (ii) The Debtor will not, except with respect to any Patent that the Debtor shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                  (iii) The Debtor will notify the Agent immediately if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Debtor's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

                  (iv) Whenever the Debtor, either by itself or through any Agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Debtor shall report such filing to the Agent within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs.

                  (v) The Debtor shall execute and deliver any and all agreements, instruments, documents, and papers as the Agent may request (including, without limitation, the Collateral Disclosure List, the Mortgage, Assignment and Security Agreement - Patents and the Mortgage, Assignment and Security Agreement - Trademarks attached hereto as Annex A-1 and A-2) to evidence the Agent's security interest for the ratable benefit of the Banks in any Patent or Trademark and the goodwill and general intangibles of the Debtor relating thereto or represented thereby, and the Debtor hereby constitutes the Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full and the commitment is terminated.

                  (vi) The Debtor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any registered Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                  (vii) In the event that any material Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Debtor shall promptly notify the Agent after it learns thereof and shall, unless the Debtor shall reasonably determine that such Patent or Trademark is of negligible economic value to the Debtor, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Debtor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                  (r) VEHICLES. The Debtor will maintain each Vehicle in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose. The Debtor will notify the Agent of each acquisition or sale of a vehicle, promptly following the acquisition or sale thereof. If an Event of Default shall occur and be continuing, at the request of the Agent the Debtor shall, within five (5) Business Days after such request, file applications for certificates of title indicating the Agent's first priority Lien for the ratable benefit of the Banks on the Vehicles covered by such certificates, together with any other necessary documentation, in each office in each jurisdiction which the Agent shall deem advisable to perfect its Liens on the Vehicles.

                  (s) INVENTORY. None of the Inventory of the Debtor shall be evidenced by a warehouse receipt.

         6. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  (a) POWERS. The Debtor hereby irrevocably constitutes and appoints the Agent and any of officer or Agent thereof with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Debtor hereby gives the Agent the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following:

                  (i) in the case of any Account, at any time when the authority of the Debtor to collect the Accounts has been curtailed or terminated pursuant to the first sentence of Section 3(d) hereof, or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of the Debtor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable; and

                  (ii) to pay or discharge taxes and Liens levied or placed on the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the

Agent's and the Banks' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Debtor might do. The Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof . This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) OTHER POWERS. The Debtor also authorizes the Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c) NO DUTY ON AGENT'S OR BANKS' PART. The powers conferred on the Agent and the Banks hereunder are solely to protect the Agent's and the Banks' interests in the Collateral and shall not impose any duty upon the Agent or any Bank to exercise any such powers. The Agent and the Bank shall be accountable only for amounts that they actually receives as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

         7. PERFORMANCE BY AGENT OF DEBTOR'S OBLIGATIONS. If the Debtor fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the rate set forth in 2.3 of the Credit Agreement, shall be payable by the Debtor to the Agent on demand and shall constitute Obligations secured hereby.

         8. PROCEEDS. In addition to the rights of the Agent and the Banks specified in Section 3(d) with respect to payments of Accounts, it is agreed that if an Event of Default shall occur and be continuing (a) all Proceeds received by the Debtor consisting of cash, checks and other near-cash items shall be held by the Debtor in trust for the Agent and the Banks, segregated from other funds of the Debtor, and shall, forthwith upon receipt by the Debtor, be turned over to the Agent in the exact form received by the Debtor (duly endorsed by the Debtor to the Agent, if required), and (b) any and all such Proceeds received by the Agent (whether from the Debtor or otherwise) may, in the sole discretion of the Agent, be held by the Agent for the ratable benefit of the Banks as collateral security for, and/or then or at any time thereafter may be applied by the Agent against, the Obligations (whether matured or unmatured), such application to be made in accordance with the provisions of the Credit Agreement. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitment shall have been terminated shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive the same.

         9. REMEDIES. If an Event of Default shall occur and be continuing the Agent, on behalf of the Banks may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, except as otherwise set forth in the Credit Agreement, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Debtor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on, credit or for future delivery without assumption of any credit risk. The Agent or any Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Debtor, which right or equity is hereby waived or released. The Debtor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Debtor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the Code, need the Agent account for the surplus, if any, to the Debtor. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands it may acquire against the Agent or any Bank arising out of the exercise by the Agent or any Bank of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency.

         10. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Bank, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or otherwise.

         11. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         12. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. PARAGRAPH HEADINGS. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. NO WAIVER; CUMULATIVE REMEDIES. Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         15. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS, GOVERNING LAW. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except as provided by the Credit Agreement. This Security Agreement shall be binding upon the successors and assigns of the Debtor and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut.

         16. NOTICES. Notices hereunder shall be given to the Debtor in care of the Debtor in the manner set forth in the Credit Agreement.

         17. TERMINATION. Upon the payment and the performance of the Obligations in full and the termination of the Commitments, this Security Agreement shall terminate and the Agent shall deliver any release of the Liens created under this Security Agreement that the Debtor may reasonably request.

         18. SPECIFIC RELEASES. So long as no Default or Event of Default has occurred and is continuing, if the Debtor shall sell, transfer, lease or otherwise dispose of any of the Collateral permitted by the terms of this Security Agreement, including, without limitation, Section 5(i) hereof, and the Credit Agreement, then the Agent shall deliver a release in respect of any Lien created under this Security Agreement in such disposed Collateral that the Debtor may reasonably request.

         IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                         DAIRY MART CONVENIENCE STORES, INC.


                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:



                                         CITIZENS BANK OF CONNECTICUT
                                         AS AGENT


                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:

                             ANNEX A-1 TO EXHIBIT H
                             ----------------------

                             ANNEX A-2 TO EXHIBIT H
                             ----------------------

                                                                       EXHIBIT H
                                                                       ---------

                                                                         FORM OF
                                                   SUBSIDIARY SECURITY AGREEMENT

                          SUBSIDIARY SECURITY AGREEMENT
                          -----------------------------


         This SUBSIDIARY SECURITY AGREEMENT is made as of this __ day of December, 1999 by and between _____________________________________, a ________
corporation, with its chief executive office located at _________________________(the "Debtor"), in favor of CITIZENS BANK OF CONNECTICUT, a Connecticut stock savings bank, with an office located 63 Eugene O'Neill Drive, New London, Connecticut 06320 as agent (in such capacity, the "Agent") for the banks, financial institutions and other lenders (the "Banks") which are or become parties to the Credit Agreement (as hereinafter defined).

                                    RECITALS
                                    --------

         Dairy Mart Convenience Stores, Inc. (the "Borrower"), the Agent and the Banks are parties to a certain Credit Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks agreed severally to make loans, advances and other extensions of credit to Borrower.

         Debtor is a direct or indirect wholly owned subsidiary of Borrower and, as such, will receive a direct pecuniary benefit from the making of such loans, advances and extension of credit to Borrower. In connection with the execution and delivery of the Credit Agreement, Debtor agreed to guarantee the payment and performance of the obligations of Borrower under the Credit Agreement pursuant to a certain Guarantee Agreement of even date herewith (the "Guarantee").

         It is a condition precedent to the obligation of the Banks to make their respective loans, advances and other extensions of credit to the Borrower under the Credit Agreement that the Debtor shall have amended and restated the terms and conditions of the Original Subsidiary Security Agreement.

         NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Banks to enter into the Credit Agreement and to induce the Banks to make and continue their respective loans, advances and other extensions of credit to the Borrower under the Credit Agreement, the Debtor hereby agrees with the Agent, for the ratable benefit of the Banks, as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of Connecticut on the date hereof are used herein as so defined:
Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Investment Property and Proceeds; and the following terms shall have the following meanings:

         "BANK ACCOUNT" means (i) a deposit, custody or other account (whether, in any case, time or demand or interest or non-interest bearing) maintained by the Debtor with the Agent or any Bank, (ii) all cash and securities from time to time held within such accounts and (iii) all dividends and other distributions payable on or with respect to, such account or such cash or securities.

         "CODE" means the Uniform Commercial Code as from time to time in effect in the State of Connecticut.

         "COLLATERAL" shall have the meaning assigned to it in Section 2 of this Security Agreement.

         "CONTRACTS" means the separate contracts between the Debtor and its customers, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of the Debtor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Debtor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Debtor to perform and to exercise all remedies thereunder; but excluding any contracts, the assignment or hypothecation of which, for collateral purposes, would result in a default or require, or cause, a forfeiture or permit a revocation of material rights under such contract.

         "GUARANTEE" shall have the meaning assigned to it in the Preamble hereof.

         "OBLIGATIONS" has the meaning set forth in the Guarantee.

         "PATENTS" means (a) all letters patent of the United States and all reissues and extensions thereof, (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in the Collateral Disclosure List and (c) all proceeds thereof, including the goodwill of the business connected with the use of and symbolized by the Patents.

         "PATENT LICENSE" means all agreements, whether written or oral, providing for the grant by the Debtor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in the Collateral Disclosure List.

         "SECURITY AGREEMENT" means this Amended and Restated Subsidiary Security Agreement, as amended, supplemented, restated or otherwise modified from time to time.

         "TRADEMARKS" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether registered in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof or otherwise, including, without limitation, any thereof referred to in the Collateral

Disclosure List; (b) all renewals thereof; and (c) all proceeds thereof, including the goodwill of the business connected with the use of and symbolized by the Trademarks.

         "TRADEMARK LICENSE" means any agreement, written or oral, providing for the grant by the Debtor of any right to use any Trademark, including, without limitation, any thereof referred to in the Collateral Disclosure List.

         "VEHICLES" means all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and, in any event, shall include, without limitation, the vehicles listed in the Collateral Disclosure List and all tires and other appurtenances to any of the foregoing.

         2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Debtor hereby grants to the Agent for the ratable benefit of the Banks a security interest in all of the following property now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                  (i)      all Accounts;

                  (ii)     all Bank Accounts;

                  (iii)    all Chattel Paper;

                  (iv)     all Contracts;

                  (v)      all Documents;

                  (vi)     all Equipment;

                  (vii)    all General Intangibles;

                  (viii)   all Instruments;

                  (ix)     all Inventory;

                  (x)      all Investment Property;

                  (xi)     all Patents;

                  (xii)    all Patent Licenses;

                  (xiii)   all Trademarks;

                  (xiv)    all Trademark Licenses;

                  (xv)     all Vehicles; and

                  (xvi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, all accessions and additions thereto and all substitutions and replacements therefore.

         3. RIGHTS OF AGENT AND BANKS; LIMITATIONS ON AGENT'S AND BANKS' OBLIGATIONS.

                  (a) DEBTOR REMAINS LIABLE UNDER ACCOUNTS AND CONTRACTS. Anything herein to the contrary notwithstanding, the Debtor shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. Neither the Agent nor any Bank shall have any obligation or liability under any Account (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by the Agent or any such Bank of any payment relating to such Account or Contract pursuant hereto, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) NOTICE TO ACCOUNT DEBTORS AND CONTRACTING PARTIES. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, the Debtor shall notify account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Agent for the ratable benefit of the Banks and that payments in respect thereof shall be made directly to the Agent. The Agent may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

                  (c) ANALYSIS OF ACCOUNTS. Subject to the provisions of the Credit Agreement, the Agent shall have the right, at its own expense to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Debtor shall furnish all such assistance and information as the Agent may reasonably require in connection therewith, provided that the making of the foregoing test verifications shall be at the expense of the Debtor if an Event of Default shall have occurred and be continuing. Subject to the provisions of the Credit Agreement, at any time upon the Agent's request and after the occurrence and during the continuance of an Event of Default, or in connection with the Debtor's annual audit, the Debtor, at its sole expense, shall cause its independent public accountants or others selected by the Debtor and satisfactory to the Agent to furnish to the Bank reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

                  (d) COLLECTIONS ON ACCOUNTS. The Agent hereby authorizes the Debtor to collect the Accounts subject to the Agent's direction and control as set forth in the Credit Agreement, and the Agent may curtail or terminate said authority upon the occurrence and during the continuance of an Event of Default. If required by the Agent upon the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by the Debtor, shall be forthwith (and, in any event, within two Business Days) deposited by the Debtor in the exact form received, duly endorsed by the Debtor to the Agent if required, in a special collateral account maintained by the Agent, subject to withdrawal by the Agent only, as hereinafter provided, and, until so turned over, shall be held by the Debtor in trust for the Agent and the Banks, segregated from other funds of the Debtor. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Agent (or by the Debtor in trust for the Agent and the Banks) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. If an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in accordance with the Credit Agreement, and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Agent to the Debtor or to whomsoever may be lawfully entitled to receive the same. At the Agent's request during the continuance of an Event of Default, the Debtor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

         4. REPRESENTATIONS AND WARRANTIES. The Debtor hereby represents and warrants that:

                  (a) TITLE; NO OTHER LIENS. Except for the Lien granted to the Agent for the ratable benefit of the Banks pursuant to this Security Agreement, and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Debtor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Agent or any other Person holding a permitted Lien, for the ratable benefit of the Banks, pursuant to this Security Agreement or as may be permitted pursuant to the Credit Agreement.

                  (b) PERFECTED FIRST PRIORITY LIENS. Except with respect to Vehicles referred to in Section 5(r), the Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral (not constituting real property) in favor of the Agent, for the ratable benefit of the Banks, which are prior to all other Liens on the Collateral created by the Debtor and in existence on the date hereof, except as otherwise permitted in the Credit Agreement, based upon a search and review of the public files and records referenced in Section 4(a) hereof and which are enforceable as such against all creditors of and purchasers from the Debtor and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property.

                  (c) ACCOUNTS. The amount represented by the Debtor to the Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder in all material respects. No amount payable to the Debtor under or in connection with any Account is evidenced by any Instrument or Chattel Paper (other than Customer Contracts constituting Chattel Paper) which has not been delivered to the Agent. The place where the Debtor keeps its records concerning the Accounts is set forth in the Collateral Disclosure List.

                  (d) CONTRACTS. No consent of any party (other than the Debtor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement. Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by Bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature. Neither the Debtor nor (to the best of the Debtor's knowledge) any other party to any Contract is in default in a manner which could reasonably be expected to materially adversely affect the value of all such Contracts as Collateral or is reasonably likely to become in default in the performance or observance of any of the terms thereof in any material respect. The Debtor has fully performed all its current obligations under each Contract. The right, title and interest of the Debtor in, to and under each Contract are not subject to any defense, offset, counterclaim or claim which in the aggregate could reasonably be expected to have a Materially Adverse Effect. No amount payable to the Debtor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper (other than Customer Contracts constituting Chattel Paper) which has not been delivered to the Agent.

                  (e) INVENTORY AND EQUIPMENT. The Inventory and the Equipment are kept at the locations listed in the Collateral Disclosure List.

                  (f ) CHIEF EXECUTIVE OFFICER. The Debtor's chief executive office and chief place of business is set forth in the Collateral Disclosure List.

                  (g) FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  (h) PATENTS AND TRADEMARKS. All Patents and Patent Licenses owned by the Debtor in its own name as of the date hereof are listed on the Collateral Disclosure List, which listing includes all Trademarks and Trademark Licenses owned by the Debtor in its own name as of the date hereof. To the best of the Debtor's knowledge, each Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in the Collateral Disclosure List, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental

Authority which would limit, cancel or question the validity of any Patent or Trademark. Except as disclosed in the Credit Agreement, no action or proceeding is pending (i) seeking to limit, cancel or question the validity of any Patent or Trademark, or (ii) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

                  (i) VEHICLES. A complete and correct list of all Vehicles owned by the Debtor is set forth in the Collateral Disclosure List.

                  (j) GOVERNMENTAL OBLIGORS. None of the obligors on any Accounts, and none of the parties to any Contracts, is a Governmental Authority with respect to which the Federal Assignment of Claims Act is applicable.

                  (k) BANK ACCOUNTS. All deposit, custody, money-market or other accounts (whether, in any case, time or demand or interest or non-interest bearing) maintained by the Debtor with any bank or any other financial institution are Bank Accounts and are listed on the Collateral Disclosure List.

         5. COVENANTS. The Debtor covenants and agrees with the Agent and the Banks that, from and after the date of this Security Agreement until the obligations are paid in full and the commitment terminated:

                  (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS AND CHATTEL PAPER. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Debtor, the Debtor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Debtor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Debtor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper (other than Customer Contracts constituting Chattel Paper), such instrument or Chattel Paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent to be held as Collateral pursuant to this Security Agreement.

                  (b) INDEMNIFICATION. The Debtor agrees to pay, and to save the Agent and the Banks harmless from, any and all liabilities, reasonable costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay not caused by the Agent or the Banks in complying with any Requirement of Law applicable to any of the Collateral or (iii) subject to Section 10.5of the Credit Agreement in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Agent or any Bank under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, the Debtor will save, indemnify and keep the Agent and such Bank harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Debtor.

                  (c) MAINTENANCE OF RECORDS. The Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Debtor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Agent's and the Banks' further security, the Agent, for the ratable benefit of the Banks, shall have a security interest in all of the Debtor's books and records pertaining to the Collateral, and the Debtor shall turn over any such books and records to the Agent or to its representatives during normal business hours at the request of the Agent.

                  (d) RIGHT OF INSPECTION. Subject to Section 6.6. of the Credit Agreement, the Agent and the Banks shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Debtor, and the Agent and the Banks or their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Debtor agrees to render to the Agent and the Banks, at the Debtor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Agent and the Banks and their respective representatives shall at any reasonable time also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests-therein.

                  (e) COMPLIANCE WITH LAWS, ETC. The Debtor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Debtor's business; provided, however, that the Debtor may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Agent, adversely affect the Agent's or the Banks' rights or the priority of its Liens on the Collateral.

                  (f) COMPLIANCE WITH TERMS OF CONTRACTS, ETC. The Debtor will perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral except where such nonperformance and noncompliance could not reasonably be expected to have a Material Adverse Effect.

                  (g) PAYMENT OF OBLIGATIONS. The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Debtor's books in accordance with GAAP.

                  (h) LIMITATION ON LIENS ON COLLATERAL. The Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Credit Agreement, and will defend the right, title and interest of the Agent and the Banks in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                  (i) LIMITATIONS ON DISPOSITIONS OF COLLATERAL. Subject to the provisions of the Credit Agreement, the Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for (x) sales of Inventory in the ordinary course of its business and
(y) so long as no Default or Event of Default has occurred and is continuing, the disposition in the ordinary course of business of property not material to the conduct of its business or as otherwise permitted under the Credit Agreement.

                  (j) LIMITATIONS ON MODIFICATIONS, WAIVERS, EXTENSIONS OF CONTRACTS AND AGREEMENTS GIVING RISE TO ACCOUNTS. Except as otherwise set forth in the Credit Agreement, the Debtor will not (i) amend, modify, terminate or waive any provision of any Contract or any agreement giving rise to an account in any manner which could reasonably be expected to materially adversely affect the value of such Contracts or Accounts as Collateral when examined in the aggregate, (ii) fail to exercise promptly and diligently each and every material right which it may have under each Contract and each agreement giving rise to an Account (other than any right of termination) where such failure could have a material adverse effect on the value of such Contracts or Accounts when examined in the aggregate or (iii) fail to deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any Contract or any material agreement giving rise to an Account.

                  (k) Intentionally Omitted.

                  (l) MAINTENANCE OF EQUIPMENT. The Debtor will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose except where the failure to maintain such Equipment could not reasonably be expected to have a Material Adverse Effect.

                  (m) MAINTENANCE OF INSURANCE. Subject to the provisions of the Credit Agreement, the Debtor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties in amounts comparable to amounts of insurance coverage obtained by similar businesses of similar size acting prudently and (ii) insuring the Debtor, the Agent and the Banks against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts and having such coverage as shall be comparable to forms, amounts and coverage, respectively, obtained by similar businesses of similar size acting prudently, with losses payable to the Debtor, the Agent and the

Banks as their respective interests may appear. All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after receipt by the Agent of written notice thereof, (ii) name the Agent and the Banks as insured and (iii) be reasonably satisfactory in all other respects to the Agent. If required by the Agent, the Debtor shall deliver to the Agent a report of a reputable insurance broker with respect to such insurance as set forth in the Credit Agreement.

                  (n) FURTHER IDENTIFICATION OF COLLATERAL. The Debtor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

                  (o) NOTICES. The Debtor will advise the Agent promptly, in reasonable detail, at its address set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                  (p) CHANGES IN LOCATIONS, NAME, ETC. The Debtor will not (i) change the location of its chief executive office/chief place of business from that specified in Section 4 (f) or remove its books and records from the location specified in Section 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed in the Collateral Disclosure List or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Security Agreement would become seriously misleading, unless it shall have given the Agent at least thirty (30) days prior written notice thereof.

                  (q) PATENTS AND TRADEMARKS.

                  (i) The Debtor (either itself or through licensees) will, except with respect to any Trademark that the Debtor shall reasonably determine is of negligible economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) with respect to a registered Trademark, employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Banks, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                  (ii) The Debtor will not, except with respect to any Patent that the Debtor shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                  (iii) The Debtor will notify the Agent immediately if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Debtor's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

                  (iv) Whenever the Debtor, either by itself or through any Agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Debtor shall report such filing to the Agent within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs.

                  (v) The Debtor shall execute and deliver any and all agreements, instruments, documents, and papers as the Agent may request (including, without limitation, the Collateral Disclosure List, the Mortgage, Assignment and Security Agreement - Patents and the Mortgage, Assignment and Security Agreement - Trademarks attached hereto as Annex A-1 and A-2) to evidence the Agent's security interest for the ratable benefit of the Banks in any Patent or Trademark and the goodwill and general intangibles of the Debtor relating thereto or represented thereby, and the Debtor hereby constitutes the Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full and the commitment is terminated.

                  (vi) The Debtor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any registered Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                  (vii) In the event that any material Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Debtor shall promptly notify the Agent after it learns thereof and shall, unless the Debtor shall reasonably determine that such Patent or Trademark is of negligible economic value to the Debtor, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Debtor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                  (r) VEHICLES. The Debtor will maintain each Vehicle in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose. The Debtor will notify the Agent of each acquisition or sale of a vehicle, promptly following the acquisition or sale thereof. If an Event of Default shall occur and be continuing, at the request of the Agent the Debtor shall, within five (5) Business Days after such request, file applications for certificates of title indicating the Agent's first priority Lien for the ratable benefit of the Banks on the Vehicles covered by such certificates, together with any other necessary documentation, in each office in each jurisdiction which the Agent shall deem advisable to perfect its Liens on the Vehicles.

                  (s) INVENTORY. None of the Inventory of the Debtor shall be evidenced by a warehouse receipt.

         6. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  (a) POWERS. The Debtor hereby irrevocably constitutes and appoints the Agent and any of officer or Agent thereof with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Debtor hereby gives the Agent the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following:

                  (i) in the case of any Account, at any time when the authority of the Debtor to collect the Accounts has been curtailed or terminated pursuant to the first sentence of Section 3(d) hereof, or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of the Debtor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable; and

                  (ii) to pay or discharge taxes and Liens levied or placed on the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Banks' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Debtor might do. The Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof . This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) OTHER POWERS. The Debtor also authorizes the Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c) NO DUTY ON AGENT'S OR BANKS' PART. The powers conferred on the Agent and the Banks hereunder are solely to protect the Agent's and the Banks' interests in the Collateral and shall not impose any duty upon the Agent or any Bank to exercise any such powers. The Agent and the Bank shall be accountable only for amounts that they actually receives as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

         7. PERFORMANCE BY AGENT OF DEBTOR'S OBLIGATIONS. If the Debtor fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the rate set forth in 2.3(c) of the Credit Agreement, shall be payable by the Debtor to the Agent on demand and shall constitute Obligations secured hereby.

         8. PROCEEDS. In addition to the rights of the Agent and the Banks specified in Section 3(d) with respect to payments of Accounts, it is agreed that if an Event of Default shall occur and be continuing (a) all Proceeds received by the Debtor consisting of cash, checks and other near-cash items shall be held by the Debtor in trust for the Agent and the Banks, segregated from other funds of the Debtor, and shall, forthwith upon receipt by the Debtor, be turned over to the Agent in the exact form received by the Debtor (duly endorsed by the Debtor to the Agent, if required), and (b) any and all such Proceeds received by the Agent (whether from the Debtor or otherwise) may, in the sole discretion of the Agent, be held by the Agent for the ratable benefit of the Banks as collateral security for, and/or then or at any time thereafter may be applied by the Agent against, the Obligations (whether matured or unmatured), such application to be made in accordance with the provisions of the Credit Agreement. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitment shall have been terminated shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive the same.

         9. REMEDIES. If an Event of Default shall occur and be continuing the Agent, on behalf of the Banks may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, except as otherwise set forth in the Credit Agreement, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Debtor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on, credit or for future delivery without assumption of any credit risk. The Agent or any Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Debtor, which right or equity is hereby waived or released. The Debtor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Debtor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the Code, need the Agent account for the surplus, if any, to the Debtor. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands it may acquire against the Agent or any Bank arising out of the exercise by the Agent or any Bank of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency.

         10. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Bank, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or otherwise.

         11. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         12. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. PARAGRAPH HEADINGS. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. NO WAIVER; CUMULATIVE REMEDIES. Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         15. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS, GOVERNING LAW. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except as provided by the Credit Agreement. This Security Agreement shall be binding upon the successors and assigns of the Debtor and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut.

         16. NOTICES. Notices hereunder shall be given to the Debtor in care of the Borrower in the manner set forth in the Credit Agreement.

         17. TERMINATION. Upon the payment and the performance of the Obligations in full and the termination of the Commitments, this Security Agreement shall terminate and the Agent shall deliver any release of the Liens created under this Security Agreement that the Debtor may reasonably request.

         18. SPECIFIC RELEASES. So long as no Default or Event of Default has occurred and is continuing, if the Debtor shall sell, transfer, lease or otherwise dispose of any of the Collateral permitted by the terms of this Security Agreement, including, without limitation, Section 5(i) hereof, and the Credit Agreement, then the Agent shall deliver a release in respect of any Lien created under this Security Agreement in such disposed Collateral that the Debtor may reasonably request.

         IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                  [_______________________________]


                                  By:
                                     -------------------------------------
                                     Name:
                                     Title:
                                     Duly Authorized

                                  CITIZENS BANK OF CONNECTICUT
                                  AS AGENT


                                  By:
                                     -------------------------------------
                                     Name:
                                     Title:
                                     Duly Authorized

                             ANNEX A-1 TO EXHIBIT I
                             ----------------------

                             ANNEX A-2 TO EXHIBIT I
                             ----------------------

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), effective as of January 28, 2000, is by and among DAIRY MART CONVENIENCE STORES, INC. (a Delaware corporation) (the "Company"), the banks and other financial institutions listed on Schedule I to the Credit Agreement (defined below) (collectively, together with any banks or financial institutions from time to time parties to the Credit Agreement, the "Banks") and CITIZENS BANK OF CONNECTICUT, a Connecticut stock savings bank, as agent for the Banks (in such capacity, the "Agent").

                             W I T N E S S E T H:
                             -------------------

         WHEREAS, the Company, the Banks, and the Agent have entered into a Credit Agreement dated as of December 28, 1999 (the "Credit Agreement"), establishing a revolving credit facility in favor of the Company; and

         WHEREAS, the parties desire to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  1. The following defined terms are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical sequence:

                  "ALLOCATED G&A" means, with respect to any period, general and administrative expenses and depreciation and amortization expense allocated by the Company to the Discontinued Store Segment.

                  "DISCONTINUED BUSINESS SEGMENTS" means the certain Company operating segments consisting of (i) the Discontinued Store Segment, and (ii) the Company's financing subsidiary, Financial Opportunities, Inc., with respect to which the Company has determined to discontinue operations by sale or closure of such operating segments.

                  "DISCONTINUED STORE SEGMENT" means the certain Company operating segment consisting of older or under-performing stores more specifically identified on Schedule I to this Amendment; provided, however, that Schedule I may be modified from time to time by the Company by delivery to the Agent of a certificate from the Company attaching a revised list of older or under-performing stores to be sold or closed or revised Allocated G&A.

         2. The definition of "ADJUSTED CONSOLIDATED INDEBTEDNESS" is hereby deleted in its entirety and substituted therefor is the following:

                           "ADJUSTED CONSOLIDATED INDEBTEDNESS" that amount that is equal to Consolidated Indebtedness reduced by an amount equal to the sum of (i) Cash and Cash

         Equivalents, (ii) that portion of the Company's assets (as shown on its balance sheet) which represents real property owned by the Company and used for stores with respect to which the Company is party to a fully binding commitment to enter into a sale-leaseback arrangement within sixty days following the date of such calculation, and (iii) the book value of the real and personal property (including but not limited to, land, buildings, leasehold improvements, equipment, inventory, and notes receivable) owned by the Company and used in connection with the Discontinued Business Segments.

         3. The definition of "CONSOLIDATED NET INCOME" is hereby amended by inserting the following after (ii):


                           "or (iii) net income (loss) (including, without limitation, Allocated G&A) associated with the Discontinued Business Segments, provided that the exclusion of net loss, if any, shall not exceed $6,700,000 for any four consecutive fiscal quarters ending on an FQED."

         4. The definition of "Minimum Consolidated Net Worth" shall be amended by inserting the following sentence at the end of the definition:

                  "For the purpose of calculating Minimum Consolidated Net Worth, Consolidated Net Worth shall be increased by the amount of net loss, or decreased by the amount of net income, associated with the Discontinued Business Segments."

         5. The last line of the covenant grid in Section 7.1(b) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

The FQED ending on or about April 30, 2000                         2.00 to 1.00
The FQED ending on or about July 31, 2000                          2.15 to 1.00
The FQED ending on or about October 31, 2000 and thereafter        2.25 to 1.00

         6. In the event that a Discontinued Business Segment is not sold or closed by the Company prior to February 4, 2001, the definitions and the amendments to the Credit Agreement set forth in this Amendment shall automatically be amended effective for the FQED to occur on April 29, 2001, to reflect the terms and conditions set forth in the Credit Agreement in effect immediately prior to the effectiveness of this Amendment.

         7. Except as expressly set forth in this Amendment, the Credit Agreement shall remain in full force and effect and unmodified hereby.

         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first above written.

                                           DAIRY MART CONVENIENCE STORES, INC.


                                           By:  /s/ Susan Adams
                                              ----------------------------------
                                               Authorized Officer



                                           CITIZENS BANK OF CONNECTICUT, as
                                             Agent and as a Bank


                                           By:  /s/ Karen Booth
                                              ----------------------------------
                                               Authorized Officer


                                           NATIONAL CITY BANK


                                           By:  /s/ Michael Sweeney
                                              ----------------------------------
                                               Authorized Officer

                                            PROVIDENT BANK


                                            By: /s/ James M. Hojnacki
                                              ----------------------------------
                                                 Authorized Officer

                                   SCHEDULE I

                     To First Amendment to Credit Agreement

        [Store List and Break-Down of General & Administrative Expenses]